        As filed with the Securities and Exchange Commission on or about
                                November 8, 2004

                                                File No. 333-03467   CIK #910916


                       Securities and Exchange Commission
                             Washington, D. C. 20549

                                 Post-Effective

                                 Amendment No. 6

                                       to

                                    Form S-6

                For Registration under the Securities Act of 1933
               of Securities of Unit Investment Trusts Registered
                                 on Form N-8B-2

                    Everen Unit Investment Trusts, Series 48

                 Name and executive office address of Depositor:

                            Claymore Securities, Inc.
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

                Name and complete address of agents for service:

                            Claymore Securities, Inc.
                        Attention: Nicholas Dalmaso, Esq.
                  Senior Managing Director and General Counsel
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

                             Chapman and Cutler LLP
                          Attention: Eric F. Fess, Esq.
                             111 West Monroe Street
                             Chicago, Illinois 60603

         / X / Check box if it is proposed that this filing will become effective at 2:00 p.m. on November 8, 2004 pursuant to paragraph (b) of Rule 485.

                     KEMPER TAX-EXEMPT INSURED INCOME TRUST
                                 NATIONAL SERIES

                              KEMPER DEFINED FUNDS
                             INSURED NATIONAL SERIES

                          EVEREN UNIT INVESTMENT TRUSTS
                             INSURED NATIONAL SERIES

                     CLAYMORE SECURITIES DEFINED PORTFOLIOS
                     NATIONAL INSURED MUNICIPAL BOND SERIES

                                    PART ONE

                     The date of this Part One is that date
                which is set forth in Part Two of the Prospectus

     Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series, EVEREN Unit Investment Trusts Insured National Series, and Claymore Securities Defined Portfolios National Insured Municipal Bond Series (the "TRUSTS" and each a "TRUST") were formed for the purpose of gaining interest income free from Federal income taxes while conserving capital and diversifying risks by investing in an insured, fixed portfolio consisting of obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof.

     UNITS OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND UNITS ARE NOT FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION AND INVOLVE INVESTMENT RISK INCLUDING LOSS OF PRINCIPAL.

     Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio listed in Part Two has been obtained from an independent company by either the Trust, the Sponsor or the issuer of the Municipal Bonds involved. Insurance obtained by the Sponsor or a Municipal Bond issuer is effective so long as such Bonds are outstanding. The insurance, in any case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of the Trust received on the Date of Deposit a rating of "AAA" by Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("STANDARD & POOR'S") or "Aaa" by Moody's Investors Service, Inc. See "Insurance on the Portfolios" and "Description of Municipal Bond Ratings." No representation is made as to any insurer's ability to meet its commitments.

                       SPONSOR: CLAYMORE SECURITIES, INC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        This Prospectus is in two parts.
  The investor is advised to read and retain both parts of this Prospectus for future reference.

                      THE DATE OF THIS PART ONE PROSPECTUS
         IS THAT DATE WHICH IS SET FORTH IN PART TWO OF THE PROSPECTUS.

                                TABLE OF CONTENTS

                                                                               PAGE
SUMMARY                                                                          1

THE TRUST                                                                        3

PORTFOLIOS                                                                       4
     Risk Factors                                                                5

INSURANCE ON THE PORTFOLIO                                                      12

INTEREST AND ESTIMATED LONG-TERM AND CURRENT RETURNS                            20

TAX STATUS OF THE TRUST                                                         20

TAX REPORTING AND REALLOCATION                                                  24

PUBLIC OFFERING OF UNITS                                                        25
     Public Offering Price                                                      25
     Accrued Interest                                                           27
     Purchased and Daily Accrued Interest                                       28
     Accrued Interest                                                           28
     Public Distribution of Units                                               29
     Profits of Sponsor                                                         30

MARKET FOR UNITS                                                                30

REDEMPTION                                                                      30
     Computation of Redemption Price                                            32

UNITHOLDERS                                                                     32
     Ownership of Units                                                         32
     Distributions to Unitholders                                               33
     Statement to Unitholders                                                   34
     Rights of Unitholders                                                      36

INVESTMENT SUPERVISION                                                          36

SPONSOR                                                                         37
     The Sponsor                                                                37
     Limitations on Liability                                                   38
     Responsibility                                                             38
     Resignation                                                                39

TRUSTEE                                                                         39
     The Trustee                                                                39
     Limitations on Liability                                                   40
     Responsibility                                                             40
     Resignation                                                                40

EVALUATOR                                                                       40
     The Evaluator                                                              40
     Limitations on Liability                                                   40
     Responsibility                                                             41
     Resignation                                                                41

AMENDMENT AND TERMINATION                                                       41

EXPENSES OF THE TRUST                                                           42

LEGAL OPINIONS                                                                  44

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                   44

DESCRIPTION OF BOND RATINGS                                                     44
     Standard & Poor's Rating                                                   44
     Moody's Investors Service Rating                                           45
     Fitch Ratings                                                              46

Where to Learn More
--------------------------------------------------------------------------------

YOU CAN CONTACT US FOR FREE INFORMATION ABOUT THIS AND OTHER INVESTMENTS.

Visit us on the Internet
http://www.claymoresecurities.com
By e-mail
invest@claymoresecurities.com
Call Claymore (800) 345-7999
Pricing Line (888) 248-4954
Call The Bank of New York
(800) 701-8178 (investors)
(800) 647-3383 (brokers)

Additional Information
--------------------------------------------------------------------------------

This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information (a duplication fee may be required):

   E-mail:        publicinfo@sec.gov
   Write: Public Reference Section, Washington, D.C. 20549-0102
   Visit: http://www.sec.gov (EDGAR Database)
   Call: 1-202-942-8090 (only for information on the operation of the Public Reference Section)

                                   ----------

No person is authorized to give any information or to make any representations not contained in this Prospectus and any information or representation not contained herein must not be relied upon as having been authorized by the Trusts, the Trustee, or the Sponsor. The Trusts are registered as unit investment trusts under the Investment Company Act of 1940. Such registration does not imply that the Trusts or the Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

                                   ----------

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

Essential Information*
Report of Independent Registered Public Accounting Firm*
Statement of Assets and Liabilities*
Statement of Operations*
Statement of Changes in Net Assets*
Schedule of Investments*
Notes to Schedules of Investments*
Notes to Financial Statements*

----------
*   INFORMATION ON THESE ITEMS APPEARS IN PART TWO

SUMMARY

     THE TRUST. Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series, EVEREN Unit Investment Trusts Insured National Series, and Claymore Securities Defined Portfolios National Insured Municipal Bond Series (the "TRUSTS" and each a "TRUST") are each a unit investment trust consisting of a number of diversified portfolios (the "SERIES"), each portfolio consisting of obligations ("MUNICIPAL BONDS," "SECURITIES" or "BONDS") issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof. Claymore Securities, Inc. is the Sponsor and Evaluator of the Trusts and is successor sponsor and evaluator of all unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the successor sponsor of certain unit investment trusts sponsored by Ranson & Associates, Inc. See "Sponsor." The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

     The objective of each Series of the Trust is tax-exempt income and conservation of capital with diversification of risk through investment in an insured, fixed portfolio of Municipal Bonds or, for the Claymore Securities Defined Portfolios National Insured Municipal Bond Series, tax-exempt interest income through an investment in a fixed portfolio of long-term, insured Municipal Bonds. Interest on certain Municipal Bonds in certain of the Trusts will be a preference item for purposes of the alternative minimum tax. Accordingly, such Trusts may be appropriate only for investors who are not subject to the alternative minimum tax. There is, of course, no guarantee that the Trusts' objectives will be achieved.

     All of the Municipal Bonds in a Series of the Trust were rated in the category "BBB" or better by Standard & Poor's ("STANDARD & POOR'S") or Fitch Ratings ("FITCH") or "Baa" by Moody's Investors Service, Inc. ("MOODY'S") on the date such Series was established (the "DATE OF DEPOSIT"). Ratings of the Municipal Bonds may have changed since the Date of Deposit. See "Description of Municipal Bond Ratings" herein and the "Schedule of Investments" in Part Two.

     The Units, each of which represents a pro rata undivided fractional interest in the Municipal Bonds deposited in the appropriate Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trust and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units.

     INSURANCE. Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each Series of the Trust has been obtained by the Trust, the Sponsor or directly by the issuer from an independent insurance company. Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust are insured by AMBAC Assurance Corporation ("AMBAC ASSURANCE") and Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series and EVEREN Unit Investment Trusts Insured National Series are insured by Financial Guaranty Insurance Company ("FINANCIAL GUARANTY"), Municipal Bond Investor Assurance Corporation

("MBIA") or other insurers. Insurance obtained directly by the issuer may be from such companies or other insurers. See "Insurance on the Portfolio" herein and "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in the Trust, while insurance obtained by a Municipal Bond issuer is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty, in the event of a sale of any Bond from Series A-25 or subsequent Series of the Kemper Tax-Exempt Insured Income Trust covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Municipal Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. See "Insurance on the Portfolio." No representation is made as to AMBAC Assurance's, Financial Guaranty's, MBIA's or any other insurer's ability to meet its commitments.

     PUBLIC OFFERING PRICE. The Public Offering Price per Unit of a Series of the Trust is equal to a pro rata share of the aggregate bid prices of the Municipal Bonds in such Series (plus or minus a pro rata share of cash, if any, in the Principal Account, held or owned by the Series) plus Purchased Interest, if any, plus a sales charge shown under "Public Offering of Units." In addition, there will be added to each transaction an amount equal to the accrued interest from the last Record Date of such Series to the date of settlement (three business days after order)(such amount is referred to as Daily Accrued Interest in the case of certain Series). The sales charge is reduced on a graduated scale as indicated under "Public Offering of Units--Public Offering Price."

     INTEREST AND PRINCIPAL DISTRIBUTIONS. Distributions of the estimated annual interest income to be received by a Series of the Trust, after deduction of estimated expenses, will be made monthly unless the Unitholder elects to receive such distributions quarterly or semi-annually. Distributions will be paid on the Distribution Dates to holders of record of such Series on the Record Dates set forth for the applicable option. See "Essential Information" in Part Two. The distribution of funds, if any, in the Principal Account of each Series, will be made semi-annually to Unitholders of Record on the appropriate dates. See "Essential Information" in Part Two. Unitholders of Kemper Defined Funds, EVEREN Unit Investment Trusts and Claymore Securities Defined Portfolios receive monthly distributions of interest and principal.

     ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price of such Trust. The estimated net annual interest income per Unit will vary with changes in fees and expenses of such Trust and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the bid price of the underlying Securities and with changes in the Purchased Interest, if any; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.

     MARKET FOR UNITS. While under no obligation to do so, the Sponsor intends, subject to change at any time, to maintain a market for the Units of each Series of the Trust and to continuously offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Municipal Bonds in such Series of the Trust. If such a market is not maintained and no other over-the-counter market is available, Unitholders will still be able to dispose of their Units through redemption by the Trustee at prices based upon the aggregate bid price of the Municipal Bonds in such Series of the Trust. See "Redemption."

     RISK FACTORS. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Municipal Bonds. See "Portfolios--Risk Factors."

THE TRUST

     Each Series of the Trust is one of a series of unit investment trusts created by the Sponsor under the name Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series, EVEREN Unit Investment Trusts Insured National Series, or Claymore Securities Defined Portfolios National Insured Municipal Bond Series all of which are similar, and each of which was created under the laws of the State of Missouri or New York pursuant to a Trust Agreement* (the "AGREEMENT"). Claymore Securities, Inc. is the Sponsor and Evaluator of the Trusts and is successor sponsor and evaluator of all unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of certain unit investment trusts sponsored by Ranson & Associates, Inc. See "Sponsor." The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

     The objectives of each Series of the Trust are tax-exempt income and conservation of capital with diversification of risk through investment in an insured, fixed portfolio of Municipal Bonds, or, for the Claymore Securities Defined Portfolios National Insured Municipal Bond Series, tax-exempt interest income through an investment in a fixed portfolio of long-term, insured Municipal Bonds. Interest on certain Municipal Bonds in the Trusts will be a preference item for purposes of the alternative minimum tax. Accordingly, such Trusts may be appropriate only for the investors who are not subject to the alternative minimum tax. There is, of course, no guarantee that the Trusts' objectives will be achieved.

----------
* Reference is made to the Trust Agreement, and any statements contained herein are qualified in their entirety by the provisions of the Trust Agreement.

     A Series of the Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of insured, tax-exempt, fixed income securities with greater diversification than they might be able to acquire individually. In addition, Municipal Bonds of the type deposited in the Trust are often not available in small amounts.

     Each Series of the Trust consists of an insured portfolio of interest bearing obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from all Federal income taxes under existing law, but may be subject to state and local taxes. Proceeds from the maturity, redemption or sale of the Municipal Bonds in a Series of the Trust, unless used to pay for Units tendered for redemption, will be distributed to Unitholders of such Series and will not be utilized to purchase replacement or additional Municipal Bonds for the Series.

     The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in a Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trust or any Series thereof and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units. To the extent that Units of a Series of the Trust are redeemed, the principal amount of Municipal Bonds in such Series will be reduced and the undivided fractional interest represented by each outstanding Unit of the Series will increase. See "Redemption."

PORTFOLIOS

     In selecting the Municipal Bonds which comprise the portfolio of a Series of the Trust the following requirements, were deemed to be of primary importance: (a) a minimum rating of "BBB" by Standard & Poor's or Fitch or "Baa" by Moody's Investors Service, Inc. (see "Description of Municipal Bond Ratings"); (b) the price of the Municipal Bonds relative to other issues of similar quality and maturity; (c) the diversification of the Municipal Bonds as to purpose of issue; (d) the income to the Unitholders of the Series; (e) whether such Municipal Bonds were insured, or the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Municipal Bonds; and (f) the dates of maturity of the Municipal Bonds.

     Subsequent to the Date of Deposit, a Municipal Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such investment from the portfolio, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the investment. See "Investment Supervision" herein and "Schedule of Investments" in Part Two.

     The Sponsor may not alter the portfolio of a Series of the Trust, except that certain of the Municipal Bonds may be sold upon the happening of certain extraordinary circumstances. See "Investment Supervision."

     Certain Series of the Trust contain Municipal Bonds which may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of such Series, and the net annual interest income of the Series and may reduce the Estimated Long-Term Returns and/or Estimated Current Return. See "Interest and Estimated Long-Term and Current Returns." Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Municipal Bonds or may require the mandatory redemption of Municipal Bonds include among others: a final determination that the interest on the Municipal Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Municipal Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Municipal Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Municipal Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Municipal Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes not imposed on the date the Municipal Bonds are issued on the issuer of the Municipal Bonds or the user of the proceeds of the Municipal Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Municipal Bonds; an overestimate of the costs of the project to be financed with proceeds of the Municipal Bonds resulting in excess proceeds of the Municipal Bonds which may be applied to redeem Municipal Bonds; or an underestimate of a source of funds securing the Municipal Bonds resulting in excess funds which may be applied to redeem Municipal Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Municipal Bonds.

     The Sponsor and the Trustee shall not be liable in any way for any default, failure or defect in any Municipal Bond.

     RISK FACTORS.  An investment in Units is subject to the following risks:

     INSURANCE. All of the bonds in the Trust are insured or guaranteed (the "INSURED BONDS") by one of the following insurers: Ambac Assurance Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance Inc. ("FSA"), or MBIA Insurance Corporation ("MBIA") (collectively, the "INSURANCE COMPANIES"). Insurance policies generally make payments only according to a bond's original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor's or another acceptable national rating service. The ratings are subject to change at any time at the discretion of the ratings agencies. The cost of this insurance is borne either by the issuers or previous owners of the bonds. The Sponsor does not insure the bonds in conjunction with their deposit in a Trust and makes no representations with regard to the adequacy of the insurance covering any of the Insured Bonds. The insurance policies are non-cancellable and will continue in force so long as the bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on the Insured Bonds. However, the insurance policies do not guarantee the market value of the Insured Bonds or the value of the Units. The above information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

     FAILURE OF ISSUERS TO PAY INTEREST AND/OR PRINCIPAL. The primary risk associated with an investment in Bonds is that the issuer or an insurer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust's Units. The bond ratings assigned by major rating organizations are an indication of the issuer's ability to make interest and principal payments when due on its bonds. Subsequent to the date of deposit the rating assigned to a bond may decline. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any bond.

     FIXED-RATE BONDS. An investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates or a decrease in the federal income tax rate. Inflation and economic recession are two of the major factors, among others, which contribute to fluctuations in interest rates and the values of fixed-rate bonds.

     ORIGINAL ISSUE DISCOUNT BONDS AND ZERO COUPON BONDS. Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of any current interest. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than bonds of comparable quality that pay current income. For federal income tax purposes, original issue discount on tax-exempt bonds must be accrued over the term of the bonds. On sale or redemption of the bonds, the difference between (i) the amount realized (other than amounts treated as tax-exempt income) and (ii) the tax basis of such bonds (properly adjusted, in the circumstances described below, for the accrual of original issue discount) will be treated as taxable gain or loss. See "Federal Tax Status" herein.

     MARKET DISCOUNT. The Portfolio of the Trust may consist of some Bonds whose market values were below face value on the Initial Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest rate of such Bonds is at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates.

     RISK INHERENT IN AN INVESTMENT IN DIFFERENT TYPES OF BONDS. CONCENTRATION RISK. The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A Trust is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. This makes the Trust less diversified and subject to more market risk. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

     GENERAL OBLIGATION BONDS. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws. An entity's credit will depend on many factors: tax base, reliance on federal or state aid, and factors which are beyond the entity's control.

     APPROPRIATIONS BONDS. Certain Bonds in the Trust may be Bonds that are, in whole or in part, subject to and dependent upon either the governmental entity making appropriations from time to time or the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness or ability of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional regardless of any circumstances or occurrences which might arise. In the event of non-appropriation, certificateholders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing. In the event of non-appropriation, the Sponsor may instruct the Trustee to sell such Bonds.

     INDUSTRIAL DEVELOPMENT REVENUE BONDS ("IDRS"). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate

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operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

     HOSPITAL AND HEALTH CARE FACILITY BONDS. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

     HOUSING BONDS. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a Unitholder purchased Units, any prepayment at par would result in a loss of capital to the Unitholder and reduce the amount of income that would otherwise have been paid to Unitholders.

     POWER BONDS. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities may also be subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

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     WATER AND SEWER REVENUE BONDS. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, the possible inability to obtain rate increases, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

     UNIVERSITY AND COLLEGE BONDS. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors include the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payment on its own.

     LEASE RENTAL BONDS. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase or equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

     CAPITAL IMPROVEMENT FACILITY BONDS. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

     SOLID WASTE DISPOSAL BONDS. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation of the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires most waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

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     MORAL OBLIGATION BONDS. The Trust may also include "moral obligation"
bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation of debt of the state. The agencies or authorities generally have no taxing power.

     REFUNDED BONDS. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

     AIRPORT, PORT AND HIGHWAY REVENUE BONDS. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The Sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

     SPECIAL TAX BONDS. Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

     TAX ALLOCATION BONDS. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

     TRANSIT AUTHORITY BONDS. Mass transit is generally not self-supporting from fare revenues. Additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include

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federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

     CONVENTION FACILITY BONDS. The Portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

     CORRECTIONAL FACILITY BONDS. The Portfolio of a Trust may contain Bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

     LITIGATION AND LEGISLATION. To the best knowledge of the Sponsor, there is no litigation pending as of the Initial Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Initial Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

     TAX EXEMPTION. From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. See "Federal Tax Status" herein for a more detailed discussion concerning the tax consequences of an investment in Units. Unitholders are urged to consult their own tax advisers.

INSURANCE ON THE PORTFOLIO

     All Municipal Bonds in the portfolios of each Series of the Trust are insured as to payment of interest and principal, when due, either by a policy obtained by the Trust, the Sponsor or by the Bond issuer. Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust are insured by AMBAC Assurance and Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series nd EVEREN Unit Investment Trusts Insured National Series are insured by Financial Guaranty, MBIA and other insurers. The insurance policy obtained by the Trust for a Series is non-cancelable and will continue in force so long as such Series of the Trust is in existence, the insurer and/or the reinsures referred to below remain in business and the Municipal Bonds described in the policy continue to be held in such Series of the Trust. The premium for any insurance policy or policies obtained by an issuer of Municipal Bonds has been paid in advance by such issuer and any such policy or policies are non-cancelable and will remain in force so long as the Municipal Bonds so insured are outstanding and the insurer and/or insurers referred to below remain in business. In those instances where Municipal Bond insurance is obtained by the Sponsor or the issuer directly from an insurer, no premiums for insurance are paid by the Trust and such bonds are not covered by the Trust's policy. Non-payment of premiums on the policy obtained by the Trust will not result in the cancellation of such insurance but will force the insurer to take action against the Trustee to recover premium payments due it. Premium rates for each issue of Municipal Bonds protected by the policy obtained by the Trust are fixed for the life of the appropriate Series of the Trust.

     The aforementioned insurance guarantees the scheduled payment of principal and interest on all of the Municipal Bonds as they fall due. It does not guarantee the market value of the Municipal Bonds or the value of the Units of a Series of the Trust. The insurance obtained by the Trust is only effective as to Municipal Bonds owned by and held in a Series of the Trust and the price which an individual pays on acquisition of Units, or receives on redemption or resale of Units, does not, except as indicated below, include any element of value for the insurance obtained by the Trust. Unitholders should recognize that in order to receive any benefit from the portfolio insurance obtained by the Trust they must be owners of the Units of a Series of the Trust at the time the Trustee becomes entitled to receive any payment from the insurer for such Series. Insurance obtained by the issuer of a Municipal Bond is effective so long as the Municipal Bond is outstanding, whether or not held by a Series of the Trust.

     Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, upon the sale of a Municipal Bond from Series A-25 (or any subsequent Series) of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts covered under the Trust's insurance policy, has the right to obtain permanent insurance (the "PERMANENT INSURANCE") with respect to such Municipal Bond (I.E., insurance to the maturity of the Municipal Bond regardless of the identity of the holder thereof) upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in Series A-25 (or subsequent Series) of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance with respect to Municipal Bonds in such Series only if upon such exercise the Trust would receive net proceeds (I.E., the value of such Municipal Bond if sold as an insured Municipal Bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond was sold on an uninsured basis. The insurance premium with respect to each Municipal Bond is determined based upon the insurability of each Municipal Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer. The right to obtain Permanent Insurance does not apply to the Claymore Securities Defined Portfolios National Municipal Bond Series.

     Insurance obtained by the Trust, under normal circumstances, has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance for the purpose of computing the price or redemption value of Units only in circumstances where the credit quality of an underlying Municipal Bond has significantly deteriorated. Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

     The value to be added to such Municipal Bonds shall be an amount equal to the excess, if any, by which the net proceeds realized from the sale of the Municipal Bonds on an insured basis exceeds the sum of (i) the net proceeds realizable from the sale of the Municipal Bonds on an uninsured basis plus (ii) in the case of Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts the premium attributable to the Permanent Insurance. The portfolio insurance obtained by the Trust from AMBAC Assurance for Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while the Municipal Bonds remain in the Trust's portfolio. Consequently, the price received by the Trust upon the disposition of any such Municipal Bond will reflect a value placed upon it by the market as an uninsured obligation rather than a value resulting from the insurance. Due to this fact, the Sponsor will not direct the Trustee to dispose of Municipal Bonds in Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that if a default in the payment of interest or principal occurs the Trust may realize the benefits of the insurance.

     The Sponsor will instruct the Trustee not to sell Municipal Bonds from Series A-25 or subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts Insured National Series to effect redemptions or for any reason but rather to retain them in the portfolio unless value attributable to the Permanent Insurance can be realized upon sale. See "Investment Supervision."

     AMBAC ASSURANCE CORPORATION ("AMBAC ASSURANCE"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The Insurance Policy of Ambac Assurance obtained by an Insured Trust is noncancellable and will continue in force for so long as the bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by the Ambac Assurance Insurance Policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

     Under the terms of the Insurance Policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

     Ambac Assurance will make payment to the Trustee not later than thirty days after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

     Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam, the Commonwealth of Puerto Rico and the U.S. Virgin Islands, with admitted assets of approximately $8,142,000,000 (unaudited) and statutory capital of approximately $4,824,000,000 (unaudited) as of June 30, 2004. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Credit Markets Services, a Division of The McGraw-Hill Companies, Moody's and Fitch have each assigned a triple-A financial strength rating to Ambac Assurance.

     Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of a bond by Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such bond and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its financial guaranty insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the Obligor of the bonds.

     The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "COMPANY"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "COMMISSION"). Such reports, proxy statements and other information may be inspected and copied at the public reference room maintained by the Commission at 450 Fifth Street, N.W.,

Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies that file electronically with the Commission, including the Company. The aforementioned material may be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005.

     Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

     The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

     MBIA INSURANCE CORPORATION. MBIA Insurance Corporation ("MBIA CORPORATION" or "MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has three branches, one in the Republic of France, one in the Republic of Singapore and one in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rate and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by MBIA, changes in control and transactions among affiliates. Additionally, MBIA is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

     The Company files annual, quarterly and special reports, information statements and other information with the SEC under File No. 1-9583. Copies of the SEC filings (including (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and (2) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004) are available (i) over the Internet at the SEC's web site at http://www.sec.gov; (ii) at the SEC's public reference room in Washington D.C.; (iii) over the Internet at the Company's web site at http://www.mbia.com; and (iv) at no cost, upon request to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545.

     As of December 31, 2003, MBIA had admitted assets of $9.9 billion (audited), total liabilities of $6.2 billion (audited), and total capital and surplus of $3.7 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of June 30, 2004, MBIA had admitted assets of $10.5 billion

(unaudited), total liabilities of $6.7 billion (unaudited), and total capital and surplus of $3.8 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

     Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance company, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

     Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

     Moody's rates all bond issues insured by MBIA "Aaa." Standard & Poor's rates the financial strength of MBIA "AAA." Fitch rates the financial strength of MBIA "AAA".

     In the event MBIA were to become insolvent, any claims arising under a policy of financial guaranty insurance are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 (commencing with Section 1063) of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

     FINANCIAL GUARANTY INSURANCE CORPORATION. Financial Guaranty Insurance Corporation ("FINANCIAL GUARANTY" or "FGIC"), a New York stock insurance corporation, is a direct, wholly-owned subsidiary of FGIC Corporation, a Delaware corporation, and provides financial guaranty insurance for public finance and structured finance obligations. Financial Guaranty is licensed to engage in financial guaranty insurance in all 50 states, the District of Columbia and the Commonwealth of Puerto Rico and, through a branch, in the United Kingdom.

     On December 18, 2003, an investor group consisting of The PMI Group, Inc. ("PMI"), affiliates of The Blackstone Group L.P. ("BLACKSTONE"), affiliates of The Cypress Group L.L.C. ("CYPRESS") and affiliates of CIVC Partners L.P. ("CIVC") acquired FGIC Corporation (the "FGIC ACQUISITION") from a subsidiary of General Electric Capital Corporation ("GE CAPITAL"). PMI, Blackstone, Cypress and CIVC acquired approximately 42%, 23%, 23% and 7%, respectively, of FGIC Corporation's common stock. FGIC Corporation paid GE Capital approximately $284.3 million in pre-closing dividends from the proceeds of dividends it, in turn, had received from Financial Guaranty, and GE Capital retained approximately $234.6 million in liquidation preference of FGIC Corporation's convertible participating preferred stock and approximately 5% of FGIC Corporation's common stock. Neither FGIC Corporation nor any of its shareholders is obligated to pay any debts of Financial Guaranty or any claims under any insurance policy, issued by Financial Guaranty.

     Financial Guaranty is subject to the insurance laws and regulations of the State of New York, where it is domiciled, including Article 69 of the New York Insurance Law ("ARTICLE 69"), a comprehensive financial guaranty insurance statute. Financial Guaranty is also subject to the insurance laws and regulations of all other jurisdictions in which it is licensed to transact insurance business. The insurance laws and regulations, as well as the level of supervisory authority that may be exercised by the various insurance regulators, vary by jurisdiction, but generally require insurance companies to maintain minimum standards of business conduct and solvency, to meet certain financial tests, to comply with requirements concerning permitted investments and the use of policy forms and premium rates and to file quarterly and annual financial statements on the basis of statutory accounting principles ("SAP") and other reports. In addition, Article 69, among other things, limits the business of each financial guaranty insurer, including Financial Guaranty, to financial guaranty insurance and certain related lines.

     For the six months ended June 30, 2004, and the years ended December 31, 2003 and December 31, 2002, Financial Guaranty had written directly or assumed through reinsurance, guaranties of approximately $27.1 billion, $42.4 billion and $47.9 billion par value of securities, respectively (of which approximately 60%, 79% and 81%, respectively, constituted guaranties of municipal bonds), for which it had collected gross premiums of approximately $162.9 million, $260.3 million and $232.6 million, respectively. For the six months ended June 30, 2004, Financial Guaranty had reinsured, through facultative arrangements, approximately 0.1% of the risks it had written.

     As of June 30, 2004, Financial Guaranty had net admitted assets of approximately $2.935 billion, total liabilities of approximately $1.793 billion, and total capital and policyholders' surplus of approximately $1.142 billion, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

     Financial Guaranty also prepares quarterly and annual financial statements on the basis of generally accepted accounting principles. Copies of Financial Guaranty's most recent GAAP and SAP financial statements are available upon request to: Financial Guaranty Insurance Company, 125 Park Avenue, New York, NY 10017, Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000.

     The financial strength of Financial Guaranty is rated "AAA" by Standard & Poor's, "Aaa" by Moody's, and "AAA" by Fitch.

     FINANCIAL SECURITY ASSURANCE. Financial Security Assurance Inc. ("FINANCIAL SECURITY") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

     Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

     Financial Security is a New York domiciled financial guaranty insurance company and a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("HOLDINGS"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation, and of Dexia Credit Local, a direct wholly-owned subsidiary of Dexia, S.A. Dexia, S.A., through its bank subsidiaries, is primarily engaged in the business of public finance, banking and asset management in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security.

     At June 30, 2004, Financial Security's total policyholders' surplus and contingency reserves were approximately $2,212,545,000 and its total unearned premium reserve was approximately $1,501,280,000 in accordance with statutory accounting practices. At June 30, 2004, Financial Security's total shareholders' equity was approximately $2,438,206,000 and its total net unearned premium reserve was approximately $1,255,708,000 in accordance with generally accepted accounting principles. Copies of Financial Security's financial statements may be obtained by writing to Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Communications Department (telephone (212) 826-0100).

     Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter on limit the obligations of Financial Security under any financial guaranty insurance policy.

     Financial Security's insurance financial strength is rated "Aaa" by Moody's and "AAA" by Fitch. Financial Security's insurer financial strength is rated "AAA" by Standard & Poor's and Standard & Poor's (Australia) Pty. Ltd. Financial Security's claims-paying ability is rated "AAA" by Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, or sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

     CAPITAL GUARANTY INSURANCE COMPANY. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA MARYLAND") and became a wholly-owned subsidiary of Financial Security Assurance Inc. On September 30, 1997, Financial Security Assurance Inc. assumed all of the liabilities of FSA Maryland and sold the FSA Maryland "shell company" to American Capital Access, a wholly-owned subsidiary of American Capital Access Holdings, Incorporated.

     In order to be in a Series of the Trust, Municipal Bonds must be insured by the issuer thereof or be eligible for the insurance obtained by the Series of the Trust. In determining eligibility, the company insuring the portfolio has applied its own standards which correspond generally to the standards it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in regard to the selection of Municipal Bonds by the Sponsor. To the extent the standards of the insurer are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited.

     On the date shown under "Essential Information" in Part Two, the Estimated Long-Term and Current Returns per Unit for the Trust, after payment of the insurance premium, if any, were as indicated. The Estimated Long-Term and Current Returns per Unit for a trust with an identical portfolio without the insurance obtained by the Trust would have been higher on such date.

     An objective of the portfolio insurance obtained by the Trust is to obtain a higher yield on the portfolio of the Series of the Trust than would be available if all the Municipal Bonds in such portfolio had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating(s), while having the protection of insurance of prompt payment of interest and principal, when due, on the Municipal Bonds. There is, of course, no certainty that this result will be achieved. Municipal Bonds in a Series of the Trust which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's. In selecting such Municipal Bonds for the portfolio, the Sponsor has applied the criteria described above.

     In the event of nonpayment of interest or principal, when due, in respect of a Municipal Bond, the appropriate insurer shall make such payment not later than 30 days after it has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof.

     The Internal Revenue Service has issued a letter ruling which holds, in effect, that insurance proceeds representing maturity interest on defaulted municipal obligations paid to municipal bond funds substantially similar to the Trust, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code. Holders of Units in the Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. Furthermore, Chapman and Cutler LLP, Counsel for the Sponsor, have given an opinion to the effect that such payment of proceeds would be excludable from Federal gross income to the same extent that such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "Tax Status of the Trust."

INTEREST AND ESTIMATED LONG-TERM AND CURRENT RETURNS

     As of the opening of business on the date indicated therein, the Estimated Current Returns, if applicable, and the Estimated Long-Term Returns for the Trust were as set forth under "Essential Information" in Part Two of this Prospectus. Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in Purchased Interest, if any; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with the Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.

TAX STATUS OF THE TRUST

     FEDERAL TAX STATUS.

     This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

     ASSETS OF THE TRUSTS. Each Trust will hold various debt obligations (the "BONDS") of state and local governmental entities. All of the assets held by a Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

     TRUST STATUS. The Trusts will not be taxed as corporations for federal income tax purposes. As a Unitholder, you will be treated as the owner of a pro rata portion of the assets of your Trust, and as such you will be considered to have received a pro rata share of income (E.G., accruals of market discount and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

     EXCLUSION FROM GROSS INCOME OF INTEREST. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to certain Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Trusts for State tax matters have made any special review for the Trusts of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "SERVICE") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

     Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

     Ownership of the Units may result in collateral federal income tax consequences to certain Unitholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unitholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

     If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

     For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

     In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

     YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

     Under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "TAX ACT"), if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transition rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003.

     For periods not covered by these reduced rates under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

     DISCOUNT, ACCRUED INTEREST AND PREMIUM ON DEBT OBLIGATIONS. Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

     Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

     Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

     If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

     This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

     EXCHANGES AND ROLLOVERS. If you elect to reinvest amounts received from the Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

     LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

     For a discussion of the State tax status of income earned on Units of a State trust, see the discussion of tax status for the applicable trust. Except as noted therein, the exemption of interest on State and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any State or city. The laws of the several States vary with respect to the taxation of such obligations.

TAX REPORTING AND REALLOCATION

     Because the Trust receives interest and makes monthly distributions based upon such Trust's expected total collections of interest and any anticipated expenses, certain tax reporting consequences may arise. The Trust is required to report Unitholder information to the Internal Revenue Service ("IRS"), based upon the actual collection of interest by such Trust on the securities in such Trust, without regard to such Trust's expenses or to such Trust's payments to Unitholders during the year. If distributions to Unitholders exceed interest collected, the difference will be reported as a return of principal which will reduce a Unitholder's cost basis in its Units (and its pro rata interest in the securities in the Trust). A Unitholder must include in taxable income the amount of income reported by a Trust to the IRS regardless of the amount distributed to such Unitholder. If a Unitholder's share of taxable income exceeds income distributions made by a Trust to such Unitholder, such excess is in all likelihood attributable to the payment of miscellaneous expenses of such Trust which will not be deductible by an individual Unitholder as an itemized deduction except to the extent that the total amount of certain itemized deductions, such as investments expenses (which would include the Unitholder's share of Trust expenses), tax return preparation fees and employee business expenses, exceeds 2% of such Unitholder's adjusted gross income. Alternatively, in certain cases, such excess may represent an increase in the Unitholder's tax basis in the Units owned. Investors with questions regarding these issues should consult with their tax advisors.

PUBLIC OFFERING OF UNITS

     PUBLIC OFFERING PRICE. Units of each Series of the Trust are offered at the Public Offering Price, plus accrued interest to the expected settlement date (Daily Accrued Interest for certain Series). The Public Offering Price per Unit of a Series is equal to the aggregate bid side evaluation of the Municipal Bonds in the Series' portfolio (as determined pursuant to the terms of a contract with the Evaluator, a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities), plus or minus cash, if any, in the Principal Account, held or owned by the Series, divided by the number of outstanding Units of that Series of the Trust, plus Purchased Interest, if any, plus the sales charge applicable. The sales charge is based upon the dollar weighted average maturity of the Trust and is determined in accordance with the table set forth below. For purposes of this computation, Municipal Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Municipal Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Municipal Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to the Trust based upon the dollar weighted average maturity of such Trust's portfolio, in accordance with the following schedule:

                                                      PERCENT OF
        DOLLAR WEIGHTED          PERCENT OF PUBLIC    NET AMOUNT
   AVERAGE YEARS TO MATURITY      OFFERING PRICE       INVESTED
1 to 3.99 years                        2.00%            2.041%
4 to 7.99 years                        3.50             3.627
8 to 14.99 years                       4.50             4.712
15 or more years                       5.50             5.820

     The sales charge per Unit will be reduced as set forth below:

                                                   DOLLAR WEIGHTED AVERAGE
                                                      YEARS TO MATURITY*
                                 -------------------------------------------------------------
                                     4 TO 7.99             8 TO 14.99            15 OR MORE
    AMOUNT OF INVESTMENT                  Sales Charge (% of Public Offering Price)
$1,000 to $99,999                      3.50%                  4.50%                 5.50%
$100,000 to $499,999                   3.25                   4.25                  5.00
$500,000 to $999,999                   3.00                   4.00                  4.50
$1,000,000 or more                     2.75                   3.75                  4.00

----------
* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the sales charge is 2% and 1.5% of the Public Offering Price for purchases of $1 to $249,999 and $250,000 or more, respectively.

     The reduced sales charge as shown on the preceding charts will apply to all purchases of Units on any one day by the same purchases from the same dealer, and for this purpose, purchases of Units of a Series of the Trust will be aggregated with concurrent purchases of Units of any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charge will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account.

     Employees (and their immediate families) of the Sponsor may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the bid side evaluation of the underlying Securities in the Trust, divided by the number of Units outstanding. Such purchases are not subject to a sales charge nor do they pay a dealer concession. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.

     Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases (see "Public Distribution of Units") by investors who purchase Units through registered investment advisers, certified financial planners or registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

     The Public Offering Price on the date shown on the cover page of Part Two of the Prospectus or on any subsequent date will vary from the amounts stated under "Essential Information" in Part Two in accordance with fluctuations in the prices of the underlying Municipal Bonds. The aggregate bid side evaluation of the Municipal Bonds shall be determined (a) on the basis of current bid prices of the Municipal Bonds, (b) if bid prices are not available for any particular Municipal Bond, on the basis of current bid prices for comparable bonds, (c) by determining the value of the Municipal Bonds on the bid side of the market by appraisal, or (d) by any combination of the above. Except as described in "Insurance on the Portfolios" above, the Evaluator will not attribute any value to the insurance obtained by the Trust. On the other hand, the value of insurance obtained by an issuer of Municipal Bonds or by the Sponsor is reflected and included in the market value of such Municipal Bonds.

     In any case, the Evaluator will consider the ability of an insurer to meet its commitments under the Trust's insurance policy (if any). For example, if the Trust were to hold the Municipal Bonds of a municipality which had significantly deteriorated in credit quality, the Evaluator would first consider in its evaluation the market price of the Municipal Bonds at their lower credit rating. The Evaluator would also attribute a value to the insurance feature of the Municipal Bonds which would be equal to the difference between the market value of such Municipal Bonds and the market value of bonds of a similar nature which were of investment grade rating. It is the position of the Sponsor that this is a fair method of valuing insured Municipal Bonds and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. For a description of the circumstances under which a full or partial suspension of the right of Unitholders to redeem their Units may occur, see "Redemption."

     The foregoing evaluations and computations shall be made as of the Evaluation Time stated under "Essential Information" in Part Two, on each business day effective for all sales made during the preceding 24-hour period, and for purposes of resales and repurchases of Units.

     The interest on the Municipal Bonds in each Series of the Trust, less the estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential Information" in Part Two. The amount of net interest income which accrues per Unit may change as Municipal Bonds mature or are redeemed, exchanged or sold, or as the expenses of a Series of the Trust change or as the number of outstanding Units of such Series changes.

     Payment for Units must be made on or before the third business day following purchase (the "SETTLEMENT DATE"). A purchaser becomes the owner of Units on the settlement date. If a Unitholder desires to have certificates representing Units purchased, such certificates will be delivered as soon as possible following his written request therefor. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.

     ACCRUED INTEREST. Included in the Public Offering Price of Units of Kemper Tax-Exempt Insured Income Trust is accrued interest as described herein. Accrued Interest consists of two elements. The first arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the Trust Funds is actually paid either monthly or semi-annually to the Trust Fund. However, interest on the Bonds in the Trust Funds is accounted for daily on an accrual basis. Because of this, a Trust Fund always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

     The Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to Sponsor. Such advance will be repaid to the Trustee through the first receipts of interest received on the Municipal Bonds. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest arising after the First Settlement Date of a Trust Fund, less any distributions from the Interest Account subsequent to this First Settlement Date. Since the First Settlement Date is the date of settlement for anyone ordering Units on the Date of Deposit, no accrued interest will be added to the Public Offering Price of Units ordered on the Date of Deposit.

     The second element of accrued interest arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in a Trust Fund. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

     Accrued interest is computed as of the initial Record Date of the Trust Funds. On the date of the first distribution of interest to Unitholders after the First Settlement Date, the interest collected by the Trustee will be sufficient to repay its advances, to allow for accrued interest under the monthly, quarterly and semi-annual plans of distribution and to generate enough cash to commence distributions to Unitholders. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust Fund are sold or otherwise removed or if a Trust Fund is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the of tender in the case of redemption in such Trust Fund.

     PURCHASED AND DAILY ACCRUED INTEREST. Included in the Public Offering Price of Units for Kemper Defined Funds Insured National Series 1-13 is Purchased and Daily Accrued Interest as described herein. Accrued interest consist of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the later of the last day on which interest thereon was paid or the date of original issuance of the bond. Interest on the coupon Bonds in the Trust fund is paid semi-annually to the Trust. A portion of the aggregate amount of such accrued interest on the Bonds in the Trust to the First Settlement Date of the Trust Units is the Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of the accrued interest to the Sponsor as the Unitholder of record as of the First Units in the Trust Fund is accounted for daily on an accrual basis (herein referred to as "DAILY ACCRUED INTEREST"). Because of this, the Units always have an amount of interest earned but not yet paid or reserved for payment. For this reason, the Public Offering Price of Units will include the proportionate share of Daily Accrued Interest to the date of settlement.

     If a Unitholder sells or redeems all or a portion of his Units or if the bonds are sold or otherwise removed or if the Trust Fund is liquidated, he will receive at that time his proportionate share of the Purchase Interest and Daily Accrued Interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in the Trust Fund.

     ACCRUED INTEREST. Included in the Public Offering Price of Units for Kemper Defined Funds Insured National Series 14 and subsequent series, all EVEREN Unit Investment Trusts Insured National Series and all Claymore Securities Defined Portfolio National Insured Municipal Bond Series is accrued interest as described herein. Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid. Interest on Securities generally is paid semi-annually although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

     In an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the Public Offering Price in the sale of Units to the public, the Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date.

     Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by the Trusts and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

     PUBLIC DISTRIBUTION OF UNITS. The Sponsor has qualified Units for sale in all states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the Public Offering Price as set forth in the table below. Certain commercial banks may be making Units of the Trust available to their customers on an agency basis. Furthermore, as a result of certain legislative changes effective November 1999, banks are no longer prohibited from certain affiliations with securities firms. This new legislation grants banks new authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. A portion of the sales charge paid by their customers is retained by or remitted to the banks, in the amount shown in the table below.

                                                 DOLLAR WEIGHTED AVERAGE
                                                    YEARS TO MATURITY*
                                 ----------------------------------------------------------
                                   4 TO 7.99             8 TO 14.99            15 OR MORE
     AMOUNT OF INVESTMENT               Sales Charge (% of Public Offering Price)
$1,000 to $99,999                    2.00%                  3.00%                 4.00%
$100,000 to $499,999                 1.75                   2.75                  3.50
$500,000 to $999,999                 1.50                   2.50                  3.00
$1,000,000 or more                   1.25                   2.25                  2.50

----------
* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the concession or agency commission is 1.00% of the Public Offering Price.

     In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trusts and other unit investment trusts underwritten by the Sponsor.

     The Sponsor reserves the right to change the levels of discounts at any time. The difference between the discount and the sales charge will be retained by the Sponsor.

     The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

     PROFITS OF SPONSOR. The Sponsor will retain a portion of the sales charge on each Unit sold, representing the difference between the Public Offering Price of the Units and the discounts allowed to firms selling such Units. The Sponsor may realize additional profit or loss as a result of the possible change in the daily evaluation of the Municipal Bonds in the Trust, since the value of its inventory of Units may increase or decrease.

MARKET FOR UNITS

     While not obligated to do so, the Sponsor intends to, and certain of the Underwriters may, subject to change at any time, maintain a market for Units of each Series of the Trust offered hereby and to continuously offer to purchase said Units at prices, as determined by the Evaluator, based on the aggregate bid prices of the underlying Municipal Bonds of such Series, together with accrued interest to the expected date of settlement. Unitholders who wish to dispose of their Units should inquire of their broker or bank as to the current market price of the Units in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

REDEMPTION

     A Unitholder who does not dispose of Units in the secondary market described above may cause their Units to be redeemed by the Trustee by making a written request to the Trustee, The Bank of New York, 101 Barclay Street, New York, New York 10286 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $500 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchaser.

     Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "REDEMPTION DATE"), by payment of cash equivalent to the Redemption Price for that Series of the Trust, determined as set forth below under "Computation of Redemption Price," as of the evaluation time stated under "Essential Information" in Part Two, next following such tender, multiplied by the number of Units being redeemed. Any Units redeemed shall be cancelled and any undivided fractional in the Trust Fund extinguished. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Municipal Bonds in the portfolio at the time of redemption. Any Units redeemed shall be cancelled and any undivided fractional interest in that Series of the Trust will be extinguished.

     Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

     Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of such Series to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account of such Series. The Trustee is empowered to sell Municipal Bonds from the portfolio of a Series in order to make funds available for the redemption of Units of such Series. Such sale may be required when Municipal Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. To the extent Municipal Bonds are sold, the size and diversity of that Series of the Trust will be reduced.

     The Trustee is irrevocably authorized in its discretion, if an Underwriter does not elect to purchase any Units tendered for redemption, in lieu of redeeming such Units, to sell such Units in the over-the-counter market for the account of tendering Unitholders at prices which will return to such Unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Units. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Unitholders on the day they would otherwise be entitled to receive payment of the Redemption Price.

     The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted;
(2) for any period during which an emergency exists as a result of which disposal by the Trustee of Municipal Bonds is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Municipal Bonds in accordance with the Trust Agreements; or (3) for such other period as the Securities and Exchange Commission may by order permit. Because insurance obtained by certain Series of the Trust terminates as to Bonds which are sold by the Trustee and because the insurance obtained by such Series of the Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units, under certain circumstances the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units if a significant portion of the Bonds in the portfolio is in default in payment of principal or interest or in significant risk of such default. The Trustee is not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

     COMPUTATION OF REDEMPTION PRICE. The Redemption Price for Units of each Series of the Trust is computed by the Evaluator as of the evaluation time stated under "Essential Information" in Part Two next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by:

          A. adding (1) the cash on hand in such Series of the Trust other than cash depositor in the Trust Funds to purchase Municipal Bonds not applied to the purchase of such Bonds; (2) the aggregate value of the Municipal Bonds held in such Series of the Trust, as determined by the Evaluator on the basis of bid prices therefor; and (3) interest accrued and unpaid on the Municipal Bonds in that Series of the Trust as of the date of computation; and

          B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of that Series of the Trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account described under "Expenses of the Trust"; (2) amounts representing estimated accrued expenses of that Series of the Trust including, but not limited to, fees and expenses of the Trustee (including legal and auditing fees and insurance costs), the Evaluator, the Sponsor and bond counsel, if any; (3) cash held for distribution to Unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by such Series of the Trust; and

          C. finally, dividing the results of such computation by the number of Units of such Series of the Trust outstanding as of the date thereof.

UNITHOLDERS

     OWNERSHIP OF UNITS. Ownership of Units of a Trust will not be evidenced by certificates unless a Unitholder, the Unitholder's registered broker/dealer or the clearing agent makes a written request to the Trustee. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in STAMP or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.

     Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any multiple thereof subject to any minimum investment requirement established by the Sponsor from time to time. Any Certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the

Trustee. The Trustee may require a Unitholder to pay a reasonable fee, to be determined in the sole discretion of the Trustee, for each certificate re-issued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.

     DISTRIBUTIONS TO UNITHOLDERS. Interest received by a Series of the Trust, including any portion of the proceeds from a disposition of Municipal Bonds which represents accrued interest, is credited by the Trustee to the Interest Account for such Series. All other receipts are credited by the Trustee to a separate Principal Account for such Series. During each year the distributions to the Unitholders of each Series of the Trust as of each Record Date (see "Essential Information" in Part Two) will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to one-twelfth, one-fourth or one-half (depending on the distribution option selected except in Series of Kemper Defined Funds, EVEREN Unit Investment Trusts and Claymore Securities Defined Portfolios in which case only monthly distributions are available) of such Unitholders' pro rata share of the estimated net annual interest income to the Interest Account for such Series of the Trust. However, the interest to which Unitholders of a Series of the Trust are entitled will at most times exceed the amount available for distribution, there will almost always remain an item of accrued interest that is added to the daily value of the Units of such Series. If Unitholders of a Series sell or redeem all or a portion of their Units they will be paid their proportionate share of the accrued interest of such Series to, but not including, the fifth business day after the date of sale or to the date of tender in the case of a redemption.

     Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Second Distribution Date following the purchase of their Units. Since interest on Municipal Bonds in each Series of the Trust is payable at varying intervals, usually in semiannual installments, and distributions of income are made to Unitholders of a Series of the Trust at what may be different intervals from receipt of interest, the interest accruing to such Series of the Trust may not be equal to the amount of money received and available for distribution from the Interest Account of such Series. Therefore, on each Distribution Date the amount of interest actually on deposit in the Interest Account and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from such variances, the Trustee is authorized by the Agreement to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account of such Series.

     Unitholders purchasing Units will initially receive distributions in accordance with the election of the prior owner. Unitholders desiring to change their distribution option, if applicable, may do so by sending written notice to the Trustee, together with their certificate (if one was issued). Certificates should only be sent by registered or certified mail to minimize the possibility of loss. If written notice and any certificate are received by the Trustee not later than January 1 of a year, the change will become effective on January 2 for distributions commencing with February 15 of that year. If notice is not received by the Trustee, the Unitholder will be deemed to have elected to continue with the same option for the subsequent twelve months.

     The Trustee will distribute on each semi-annual Distribution Date (or in the case of Kemper Defined Funds, EVEREN Unit Investment Trusts, and Claymore Securities Defined Portfolios, on each Distribution Date) or shortly thereafter, to each Unitholder of Record of the Trust on the preceding Record Date, an amount substantially equal to such Unitholder's pro rata share of the cash balance, if any, in the Principal Account of such Trust computed as of the close of business on the preceding Record Date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per Unit (or $.001 per Unit for certain Series). Except for Series of Kemper Tax-Exempt Insured Income Trust, if such balance is between $5.00 and $10.00 per Unit, distributions will be made on each quarterly Distribution Date; and if such balance exceeds $10.00 per Unit, such amounts will be distributed on the next monthly Distribution Date.

     STATEMENT TO UNITHOLDERS. With each distribution, the Trustee will furnish or cause to be furnished each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.

     The accounts of each Series of the Trust are required to be audited annually, at the Series' expense, by independent registered public accounting firms designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders of such Series of the Trust. For all trusts deposited after June 30, 2003, the accounts of a trust will not be audited annually, unless the sponsor determines that such an audit would be in the best interest of the unitholders of the trust. If an audit is conducted, it will be done at the related trust's expense, by independent registered public accounting firms designated by the sponsor. The accounting firms' report will be furnished by the Trustee to any Unitholder of such Series of the Trust upon written request.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unitholder of a Series of the Trust a statement covering the calendar year, setting forth:

          A.   As to the Interest Account:

               1. The amount of interest received on the Municipal Bonds in such Series and the percentage of such amount by states and territories in which the issuers of such Municipal Bonds are located;

               2. The amount paid from the Interest Account of such Series representing accrued interest of any Units redeemed;

               3. The deductions from the Interest Account of such Series for applicable taxes, if any, fees and expenses (including insurance costs and auditing fees) of the Trustee, the Evaluator, the Sponsor and bond counsel, if any;

               4. Any amounts credited by the Trustee to a Reserve Account for such Series described under "Expenses of the Trust"; and

               5. The net amount remaining after such payments and deductions, expressed both as a total dollar amount and a dollar amount per Unit outstanding on the last business day of such calendar year.

          B.   As to the Principal Account:

               1. The dates of the maturity, liquidation or redemption of any of the Municipal Bonds in such Series and the net proceeds received therefrom excluding any portion credited to the Interest Account;

               2. The amount paid from the Principal Account of such Series representing the principal of any Units redeemed;

               3. The deductions from the Principal Account of such Series for payment of applicable taxes, if any, fees and expenses (including insurance costs and auditing expenses) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any;

               4. Any amounts credited by the Trustee to a Reserve Account for such Series described under "Expenses of the Trust"; and

               5. The net amount remaining after distributions of principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year.

          C.   The following information:

               1. A list of the Municipal Bonds in such Series as of the last business day of such calendar year;

               2. The number of Units of such Series outstanding on the last business day of such calendar year;

               3. The Redemption Price of such Series based on the last Trust Evaluation made during such calendar year; and

               4. The amount actually distributed during such calendar year from the Interest and Principal Accounts of such Series separately stated, expressed both as total dollar amounts and as dollar amounts per Unit of such Series outstanding on the Record Date for each such distribution.

     RIGHTS OF UNITHOLDERS. A Unitholder may at any time tender Units to the Trustee for redemption. No Unitholder of a Series shall have the right to control the operation and management of such Series or of the Trust in any manner, except to vote with respect to amendment of the Trust Agreements or termination of such Series of the Trust. The death or incapacity of any Unitholder will not operate to terminate the Series or the Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of such Series or the Trust.

INVESTMENT SUPERVISION

     The Sponsor may not alter the portfolio of the Trust by the purchase, sale or substitution of Municipal Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Municipal Bonds in accordance with their terms, and/or the sale of Municipal Bonds to meet redemption requests, the assets of the Trust will remain unchanged under normal circumstances.

     The Sponsor may direct the Trustee to dispose of Municipal Bonds the value of which has been affected by certain adverse events, including institution of certain legal proceedings, a decline in their price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Municipal Bonds in a Series of the Trust would be detrimental to the interest of the Unitholders of such Series. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account for distribution to the Unitholders.

     The portfolio insurance obtained by the Trust from AMBAC Assurance for Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while the Municipal Bonds remain in the portfolio of a Series of the Trust. Consequently, the price received by such Series of the Trust upon the disposition of any such Municipal Bond will reflect a value placed upon it by the market as an uninsured obligation rather than a value resulting from the insurance. Due to this fact, the Sponsor will not direct the Trustee to dispose of Municipal Bonds in Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that if a default in the payment of interest or principal occurs, the Trust may realize the benefits of the insurance.

     Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, at the time of the sale of a Municipal Bond covered under the Trust's insurance policy with respect to Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, has the right to obtain permanent insurance with respect to such Municipal Bond (I.E., insurance to maturity of the Municipal Bond regardless of the identity of the holder thereof) (the "PERMANENT INSURANCE") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in such Series of the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for Municipal Bonds in Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust only if upon such exercise a Series of the Trust would receive net proceeds (I.E., the value of such Municipal Bond if sold as an insured bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond were sold on an uninsured basis. The insurance premium with respect to each Municipal Bond in such Series is determined based upon the insurability of each Municipal Bond as of the initial Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.

     The Trustee is permitted to utilize the option to obtain Permanent Insurance available on Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust only in circumstances where the value added to the Municipal Bonds exceeds the costs of acquiring such Permanent Insurance. Unless such Permanent Insurance may be obtained at an acceptable price, the Sponsor will not direct the Trustee to dispose of Municipal Bonds which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that the Trust may realize the benefits of the insurance on the portfolio.

     The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of Municipal Bonds to issue new obligations in exchange or substitution for any of such Municipal Bonds pursuant to a refunding financing plan except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bonds or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bonds in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor.

     The Trustee may sell Municipal Bonds designated by the Sponsor from a Series of the Trust for the purpose of redeeming Units of such Series tendered for redemption and the payment of expenses. See "Redemption."

SPONSOR

     THE SPONSOR. Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. Claymore Securities, Inc. is an investment banking firm created as Ranson & Associates, Inc. in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York, the Trustee. In November 2001, the Sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore Securities, Inc. has been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Claymore Securities, Inc., which is a member of the National Association of Securities Dealers, Inc., is the Sponsor to each of the above-named unit investment trusts. The Sponsor's offices are located at 2455 Corporate West Drive, Lisle, Illinois 60532 and at 101 West Elm Street, Conshohocken, Pennsylvania 19428.

     If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the SEC, or (b) terminate the Trust Agreement and liquidate any trust as provided therein, or (c) continue to act as Trustee without terminating the Trust Agreement.

     The foregoing information with regard to the Sponsor relates to the Sponsor only and not to the Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Trust. More comprehensive financial information can be obtained upon request from the Sponsor.

     LIMITATIONS ON LIABILITY. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties.

     RESPONSIBILITY. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unitholder and for the payment of expenses for which funds are not available, such of the Bonds in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary.

     It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsor the issuer will probably default in respect to such Securities in the foreseeable future.

     Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in the Trust Agreement or in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

     The Sponsor may direct the Trustee to dispose of Bonds in certain limited circumstances, including upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Bonds in the Trust would be detrimental to the interest of the Unitholders. The proceeds from any such sales will be credited to the Principal Account for distribution to the Unitholders.

     RESIGNATION. If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor, terminate the Trust Agreement and liquidate the Trusts or continue to act as Trustee.

TRUSTEE

     THE TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, 20th Fl., New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

     The Trustee, whose duties are ministerial in nature, has not selected the portfolio of the Trust. However, the Bonds included in the portfolio on the Initial Date of Deposit may be purchased by the Sponsor from BNY Capital Markets, Inc. ("BNY"), which is a wholly-owned subsidiary of Bank of New York Company, Inc. ("BONY COMPANY"). The Trustee is also a wholly-owned subsidiary of BONY Company. Subsequent to the Initial Date of Deposit, the Trustee may purchase Bonds from BNY in order to create additional Units.

     In accordance with the Trust Agreement, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreement on file in its or available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the securities held in each Trust. Pursuant to the Trust Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising the Trust.

     LIMITATIONS ON LIABILITY. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except, generally, in cases of its willful misconduct, lack of good faith or gross negligence. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

     RESPONSIBILITY. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders," "Sponsor-Responsibility" and "Sponsor-Resignation."

     RESIGNATION. Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of a Trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor.

     The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee, with or without cause, and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The Trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

EVALUATOR

     THE EVALUATOR. Claymore Securities, Inc. will serve as the evaluator of the Bonds in the Trust (the "EVALUATOR"), and as such will appraise the Bonds or cause the Bonds to be appraised.

     LIMITATIONS ON LIABILITY. The Trustee and the Sponsor may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; PROVIDED, HOWEVER, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unitholders for errors in judgment. However, this provision shall not protect the Evaluator in cases of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     RESPONSIBILITY. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering of Units--Public Offering Price."

     RESIGNATION. The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION

     The Trust Agreements may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Unitholders. The Trust Agreements may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the holders of Units representing 66-2/3% of the Units then outstanding, PROVIDED that no such amendment or waiver will reduce the interest in a Series of the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. In no event shall the Trust Agreements be amended to increase the number of Units issuable thereunder or to permit, except in accordance with the provisions of the Trust Agreements, the acquisition of any Municipal Bonds in addition to or in substitution for those in the Trust. The Trustee shall promptly notify Unitholders of the substance of any such amendment.

     The Trust Agreements provide that a Series of the Trust shall terminate upon the maturity, redemption or other disposition, of the last of the Municipal Bonds held in such Series. If the value of a Series of the Trust shall be less than the applicable minimum Trust value stated under "Essential Information" in Part Two the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate such Series of the Trust. A Series of the Trust may be terminated at any time by the holders of Units representing 66-2/3% of the Units of such Series then outstanding. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders of such Series. Within a reasonable period after termination, the Trustee will sell any Municipal Bonds remaining in such Series of the Trust and, after paying all expenses and charges incurred by such Series of the Trust, will distribute to Unitholders of such Series (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of such Series.

     Notwithstanding the foregoing, in connection with final distributions to Unitholders, it should be noted that because the portfolio insurance obtained by Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while Bonds so insured are held by such Series of the Trust, the price to be received by such Series of the Trust upon the disposition of any such Bond which is in default by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation of such Series it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to situations in which a Bond or Bonds so insured are in default and situations in which a Bond or Bonds so insured have a deteriorated market price resulting from a significant risk of default. All proceeds received, less applicable expenses, from insurance on defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee.

EXPENSES OF THE TRUST

     The Sponsor will charge each Series a surveillance fee for services performed for such Series in an amount not to exceed that amount set forth in "Essential Information" in Part Two but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the Sponsor both acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of each Series outstanding as of the January Record Date for any annual period.

     The Trustee receives for its services a fee calculated on the basis of the annual rate set forth under "Essential Information" in Part Two, based on the largest aggregate principal amount of Municipal Bonds in such Series at any time during the monthly, quarterly or semi-annual period, as appropriate. Funds that are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal banking procedures; however, the Trustee is also authorized by the Trust Agreements to make from time to time certain non-interest bearing advances to the Trust Funds. The Trustee also receives indirect benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created pursuant to the Agreement; however, the Trustee is also authorized by the Agreement to make from time to time certain non-interest bearing advances to the Trust. See "Unitholders--Distributions to Unitholders."

     For evaluation of Municipal Bonds in a Series of the Trust, the Evaluator receives a fee, payable monthly, calculated on the basis of an annual rate as set forth under "Essential Information" in Part Two, based upon the largest aggregate principal amount of Municipal Bonds in such Series of the Trust at any time during such monthly period.

     The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date by deductions from the Interest Account of each Series to the extent funds are available and then from the Principal Account of such Series. Such fees may be increased without approval of Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor.

     The following additional charges are or may be incurred by a Series of the
Trust: (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses and insurance costs, but not including any fees and expenses charged by any agent for custody and safeguarding of Municipal Bonds) and of bond counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Trust or such Series, or the rights and interests of the Unitholders; (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of such Series of the

Trust without gross negligence, bad faith or willful misconduct on its part; (f) indemnification of the Sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Unitholders upon termination of the Series. To the extent lawful, the Trust shall bear the expenses associated with updating the Trust's registration statement and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor. All direct distribution expenses of a Trust (including the cost of maintaining the secondary market for such a trust), such as printing and distributing prospectuses and preparing, printing, and distributing any advertisements or sales literature will be paid at no cost to the Trust. Any payments received by the Sponsor reimbursing it for payments made to update the Trust's registration statement will not exceed the costs incurred by the Sponsor. The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell securities in order to make funds available to pay all expenses. The fees and expenses set forth herein are payable out of such Series of the Trust and, when owed to the Trustee, are secured by a lien on the assets of the Series of the Trust. Fees or charges relating to the Trust shall be allocated to each Trust Fund in the same ratio as the principal amount of such Trust Fund bears to the total principal amount of all Trust Funds in the Trust. Fees or charges relating solely to a particular Trust Fund shall be charged only to such Trust Fund.

     Fees and expenses of a Series of the Trust shall be deducted from the Interest Account of such Series, or, to the extent funds are not available in such Account, from the Principal Account of such Series. The Trustee may withdraw from the Principal Account or the Interest Account of such Series such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of that Series of the Trust. Amounts so withdrawn shall be credited to a separate account maintained for such Series known as the Reserve Account and shall not be considered a part of such Series when determining the value of the Units of such Series until such time as the Trustee shall return all or any part of such amounts to the appropriate account.

LEGAL OPINIONS

     The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements through fiscal year 2002 appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trusts to which such statements relate, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report appearing in Part Two and are included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting. The financial statements from fiscal year 2003 and onward appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trusts to which such statements relate, have been audited by Grant Thornton LLP, an independent registered public accounting firm, as set forth in their report appearing in Part Two and are included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting.

DESCRIPTION OF BOND RATINGS

     STANDARD & POOR'S RATING. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings are based, in varying degrees, on the following considerations:

      * Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      *   Nature of and provisions of the obligation;

      * Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     Plus (+) or minus (-) -- The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

     N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     * MOODY'S INVESTORS SERVICE RATING. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking ranks in the lower end of its generic rating category.

     **FITCH RATINGS. A brief description of the applicable Fitch Ratings' symbols and their meanings is as follows:

     AAA -- Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA -- Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A -- High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB -- Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category or to categories below 'CCC'.

                          EVEREN UNIT INVESTMENT TRUSTS

                                INSURED NATIONAL

                                    SERIES 19


                                    PART TWO

                             DATED NOVEMBER 5, 2004


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOTE: Part Two of this Prospectus May Not Be Distributed Unless Accompanied by Part One.

                          EVEREN UNIT INVESTMENT TRUSTS
                                INSURED NATIONAL
                                    SERIES 19
                              ESSENTIAL INFORMATION
                              AS OF APRIL 30, 2004
                SPONSOR AND EVALUATOR: CLAYMORE SECURITIES, INC.
                        TRUSTEE: THE BANK OF NEW YORK CO.

GENERAL INFORMATION
Principal Amount of Municipal Bonds                                                    $2,835,000
Number of Units                                                                           283,522
Fractional Undivided Interest in the Trust per Unit                                     1/283,522
Principal Amount of Municipal Bonds per Unit                                               $9.999
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio                              $2,994,701
  Aggregate Bid Price of Municipal Bonds per Unit                                         $10.562
  Cash per Unit (1)                                                                            $-
  Pricing accrued interest to date of settlement                                            $.006
  Sales Charge of 0.000% (0.00% of Public Offering Price)                                      $-
  Public Offering Price per Unit (inclusive of accrued interest) (2)                      $10.568
Redemption Price per Unit (inclusive of accrued interest)                                 $10.568
Excess of Public Offering Price per Unit Over Redemption Price per Unit                        $-
Minimum Value of the Trust under which Trust Agreement may be terminated                 $805,000

Date of Trust                                                                        May 15, 1996
Mandatory Termination Date                                                      December 31, 2027


Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.

1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

2. Units are offered at the Public Offering Price which includes interest to the date of settlement (three business days after purchase).

SPECIAL INFORMATION BASED ON DISTRIBUTIONS

Calculation of Estimated Net Annual Interest Income per Unit:
 Estimated Annual Interest Income                                                                $.566632
 Less: Estimated Annual Expense                                                                   .018029
                                                                                                ---------
 Estimated Net Annual Interest Income                                                            $.548603
                                                                                                =========
Calculation of Interest Distribution per Unit:
 Estimated Net Annual Interest Income                                                            $.548603
 Divided by 12                                                                                   $.045717
Estimated Daily Rate of Net Interest Accrual per Unit                                            $.001524
Estimated Current Return Based on Public Offering Price (exclusive of accrued interest)(3)           5.19%
Estimated Long-Term Return(3)                                                                        2.79%

Trustee's Annual Fees per $1,000 Principal Amount                                               $1.280000
Evaluation Fees per $1,000 Principal Amount                                                      $.340000
Trustee's Miscellaneous Expenses per Unit                                                        $.001294
Surveillance Fees per 100 Units                                                                  $.230000

Record and Computation Dates: First day of the month.

Distribution Dates: Fifteenth day of the month.

3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part One of this prospectus.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Unitholders
EVEREN Unit Investment Trusts
Insured National
Series 19

We have audited the accompanying statement of assets and liabilities of EVEREN Unit Investment Trusts Insured National Series 19, including the schedule of investments, as of April 30, 2004, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2004, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EVEREN Unit Investment Trusts Inured National Series 19 at April 30, 2004, and the results of its operations and changes in its net assets for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.


                                               /s/ Grant Thornton LLP


Chicago, Illinois
September 30, 2004

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Unitholders
EVEREN Unit Investment Trusts
Insured National
Series 19

We have audited the accompanying statements of operations and changes of net assets of EVEREN Unit Investment Trusts Insured National Series 19, for the year ended April 30, 2002. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of EVEREN Unit Investment Trusts Insured National Series 19 for the year ending April 30, 2002, in conformity with U.S. generally accepted accounting principles.


                                                   /s/ Ernst & Young LLP


Kansas City, Missouri
September 16, 2003

                          EVEREN UNIT INVESTMENT TRUSTS

                                INSURED NATIONAL

                                    SERIES 19

                       STATEMENT OF ASSETS AND LIABILITIES

                                 APRIL 30, 2004

ASSETS
Municipal Bonds, at value (cost $2,713,299)                                      $2,994,701
Interest receivable                                                                  53,099
                                                                                -----------
Total assets                                                                      3,047,800


LIABILITIES AND NET ASSETS
Cash overdraft                                                                       37,456
Accrued liabilities                                                                   2,730
                                                                                -----------
                                                                                     40,186

Net assets, applicable to 283,522 Units outstanding:
 Cost of Trust assets, exclusive of interest                      $2,713,299
 Unrealized appreciation                                             281,402
 Distributable funds                                                  12,913
                                                                  -----------   -----------
Net assets                                                                       $3,007,614
                                                                                ===========

See accompanying notes to financial statements.

                          EVEREN UNIT INVESTMENT TRUSTS

                                INSURED NATIONAL

                                    SERIES 19

                            STATEMENTS OF OPERATIONS

                                                                    YEAR ENDED APRIL 30
                                                                   2004       2003       2002
                                                               --------   --------   --------
Investment income - interest                                   $165,317   $172,776   $183,086
Expenses:
 Trustee's fees and related expenses                              5,205      5,381      6,249
 Evaluator's and portfolio surveillance fees                      1,622      1,625      1,576
                                                               --------   --------   --------
Total expenses                                                    6,827      7,006      7,825
                                                               --------   --------   --------
Net investment income                                           158,490    165,770    175,261

Realized and unrealized gain (loss) on investments:
 Realized gain                                                   12,236     16,492     12,082
 Unrealized appreciation (depreciation) during the year         (85,678)    78,599     40,299
                                                               --------   --------   --------
Net gain (loss) on investments                                  (73,442)    95,091     52,381
                                                               --------   --------   --------
Net increase in net assets resulting from operations            $85,048   $260,861   $227,642
                                                               ========   ========   ========

See accompanying notes to financial statements.

                          EVEREN UNIT INVESTMENT TRUSTS

                                INSURED NATIONAL

                                    SERIES 19

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED APRIL 30
                                                                     2004          2003         2002
                                                               ----------    ----------   ----------
Operations:
 Net investment income                                          $158,490      $165,770     $175,261
 Realized gain on investments                                     12,236        16,492       12,082
 Unrealized appreciation (depreciation) on investments           (85,678)       78,599       40,299
                                                               ----------    ----------   ----------
Net increase in net assets resulting from operations              85,048       260,861      227,642

Distributions to Unitholders:
 Net investment income                                          (155,070)     (161,118)    (171,342)
 Principal from investment transactions                          (10,717)            -            -
                                                               ----------    ----------   ----------
Total distributions to Unitholders                              (165,787)     (161,118)    (171,342)

Capital transactions:
 Redemption of Units                                             (82,588)     (175,240)    (164,863)
                                                               ----------    ----------   ----------
Total decrease in net assets                                    (163,327)      (75,497)    (108,563)

Net assets:
 At the beginning of the year                                  3,170,941     3,246,438    3,355,001
                                                               ----------    ----------   ----------
 At the end of the year (including distributable funds
  applicable to Trust Units of $12,913, $20,389
  and $17,410 at April 30, 2004, 2003 and 2002,
  respectively)                                               $3,007,614    $3,170,941   $3,246,438
                                                              ===========   ===========  ===========
Trust Units outstanding at the end of the year                   283,522       291,076      307,478
                                                              ===========   ===========  ===========
Net asset value per Unit at the end of the year                  $10.608       $10.894      $10.558
                                                              ===========   ===========  ===========

See accompanying notes to financial statements.

                          EVEREN UNIT INVESTMENT TRUSTS

                                INSURED NATIONAL

                                    SERIES 19

                             SCHEDULE OF INVESTMENTS

                                 APRIL 30, 2004

                                                         COUPON     MATURITY  REDEMPTION                  PRINCIPAL
NAME OF ISSUER AND TITLE OF BOND(4)(6)(7)                RATE           DATE  PROVISIONS(2)    RATING(1)  AMOUNT       VALUE(3)
--------------------------------------------             ------   ----------  ---------------  ---------  -----------  -----------
State of Illinois Certificates of Participation (Bureau   6.375%   7/01/2017  2010 @ 100 S.F.  AAA           $350,000     $384,373
of the Budget), Series 1996A. Insured by MBIA.                                2006 @ 102

Wisconsin Public Power Incorporated System Power Supply   6.000    7/01/2015  2008 @ 100 S.F.  AAA            270,000      299,057
System Revenue Bonds, Series 1996A. Insured by MBIA.                          2006 @ 102

District of Columbia Hospital Revenue and Refunding       5.750    8/15/2026  2008 @ 100 S.F.  AAA            355,000      383,613
Bonds (Medlantic Health Care Group, Inc.), Series                             2006 @ 102
1996A. Insured by MBIA.

Airport Authority of Washoe County, Reno, Nevada,         5.700    7/01/2026  2008 @ 100 S.F.  AAA            345,000      360,170
Airport Revenue Bonds, Series 1996A. Insured by MBIA.                         2006 @ 102

+Fremont Public Schools Counties of Newaygo, Muskegon     5.500    5/01/2021  2005 @ 100       AAA            285,000      296,868
and Oceana, State of Michigan, 1995 School Building and
Site Bonds (General Obligation-Unlimited Tax).


#Fremont Public Schools Counties of Newaygo, Muskegon     5.500    5/01/2021  2005 @ 100       AAA             90,000       93,748
and Oceana, State of Michigan, 1995 School Building and
Site Bonds (General Obligation-Unlimited Tax).


Metropolitan Pier and Exposition Authority (Illinois),    0.000    6/15/2022                   AAA            100,000       38,937
McCormick Place Expansion Project Revenue Refunding
Bonds, Series 1994A. Insured by MBIA. (5)

California Educational Facilities Financing Authority,    6.000   10/01/2026  2008 @ 100 S.F.  AAA            375,000      413,445
Revenue Bonds (University of San Francisco), Series                           2006 @ 102
1996. Insured by MBIA.

+Chicago School Reform Board of Trustees of the Board     6.000   12/01/2026  2006 @ 100 S.F.  AAA            280,000      314,015
of Education of the City of Chicago, Illinois,                                2006 @ 102
Unlimited Tax General Obligation Bonds (Dedicated Tax
Revenues), Series 1996. Insured by MBIA.

Wisconsin State Health and Educational Facilities         5.750%  11/15/2025  2008 @ 100 S.F.  AAA           $385,000     $410,475
Authority Revenue Bonds (Aurora Medical Group Inc.                            2006 @ 102
Project). Insured by FSA.
                                                                                                          -----------  -----------
                                                                                                           $2,835,000   $2,994,701
                                                                                                          ===========  ===========

See accompanying notes to Schedule of Investments.

                          EVEREN UNIT INVESTMENT TRUSTS

                                INSURED NATIONAL

                                    SERIES 19

                        NOTES TO SCHEDULE OF INVESTMENTS

1. All ratings are by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's"), unless marked with the symbol "*", in which case the rating is by Moody's Investors Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

    To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on the Bonds in the Trust was obtained by the issuers of such Bonds.

5. This Bond has been purchased at a discount from the par value because there is no stated interest income thereon. Such Bond is normally described as a "zero coupon" Bond. Over the life of the Bond the value increases, so that upon maturity, the holders of the Bond will receive 100% of the principal amount thereof.

6. The securities proceeded by (+) are secured by, and payable from, escrowed U.S. Government securities.

7. The security preceded by (#) is of the same issue as another Bond in the Trust.

See accompanying notes to financial statements.

                          EVEREN UNIT INVESTMENT TRUSTS

                                INSURED NATIONAL

                                    SERIES 19

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

TRUST SPONSOR AND EVALUATOR

On October 29, 2001, Ranson & Associates, Inc., the Trust's sponsor and evaluator, was acquired by Claymore Group LLC, and has changed its name to Claymore Securities, Inc.

VALUATION OF MUNICIPAL BONDS

Municipal Bonds (Bonds) are stated at bid prices as determined by Claymore Securities, Inc., the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, (d) insurance, or (e) any combination of the above (See Note 5 - Insurance).

COST OF MUNICIPAL BONDS

Cost of the Trust's Bonds was based on the offering prices of the Bonds on May 15, 1996 (Date of Deposit). Realized gain (loss) from Bond transactions is reported on an identified cost basis.

INVESTMENT INCOME

Interest income consists of amortization of premiums, accretion of discounts and interest accrued as earned on the fixed rate obligations (See Note 2 - Change in Accounting Principle).

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2.  CHANGE IN ACCOUNTING PRINCIPLE

As required, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and is amortizing premiums or accreting discounts on debt securities (except for accretion of discount on zero coupon obligations).

3.  UNREALIZED APPRECIATION AND DEPRECIATION

Following is an analysis of net unrealized appreciation at April 30, 2004:

    Gross unrealized appreciation                                     $281,402
    Gross unrealized depreciation                                            -
                                                                    ----------
    Net unrealized appreciation                                       $281,402
                                                                    ==========

4.  FEDERAL INCOME TAXES

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

5.  OTHER INFORMATION

COST TO INVESTORS

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.154% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, and daily accrued interest on the date of an investor's purchase, plus a sales charge of 0.00% of the Public Offering Price (equivalent to 0.000% of the net amount invested).

INSURANCE

Insurance guaranteeing the payment of all principal and interest on the Bonds in the portfolio has been obtained from independent companies by the respective issuers of such Bonds. Insurance obtained by a Bond issuer is effective as long as such Bonds are outstanding. As a result of such insurance, the Units of the Trust have received a rating of "AAA" by Standard & Poor's. No representation is made as to any insurer's ability to meet its commitments.

DISTRIBUTIONS

Distributions of net investment income to Unitholders are declared and paid monthly. Income distributions, on a record date basis, are as follows:

                       YEAR ENDED             YEAR ENDED              YEAR ENDED
DISTRIBUTION        APRIL 30, 2004          APRIL 30, 2003         APRIL 30, 2002
   PLAN          PER UNIT       TOTAL   PER UNIT        TOTAL   PER UNIT         TOTAL
------------     --------    --------   --------     --------   --------      --------
Monthly             $.545    $154,859      $.541     $160,727      $.543      $171,049

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:

                                                         YEAR ENDED APRIL 30
                                                   2004             2003             2002
                                              ---------       ----------       ----------
Principal portion                               $82,588         $175,240         $164,863
Net interest accrued                                212              391              293
                                              ---------       ----------       ----------
                                                $82,800         $175,631         $165,156
                                              =========       ==========       ==========
Units                                             7,554           16,402           15,527
                                              =========       ==========       ==========

6.  FINANCIAL HIGHLIGHTS

                                                YEAR ENDED
                                             APRIL 30, 2004 (a)
PER UNIT OPERATING PERFORMANCE:
  Net asset value, beginning of period          $   10.894
                                                ----------

  Income from investment operations:
  Net investment income                         $    0.558
  Net realized and unrealized gain (loss)
   on investment transactions                   $   (0.261)
                                                ----------

  Total from investment operations              $    0.297

  Distributions to Unitholders:
  Net investment income                         $   (0.545)
                                                ----------

  Total distributions                           $   (0.583)
                                                ----------

  Net asset value, end of period                $   10.608
                                                ----------

TOTAL RETURN (b):                                     2.75%

AVERAGE NET ASSETS AS A PERCENTAGE OF:
  Expenses                                            0.22%
  Net investment income                               5.19%

(a) As required, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and is amortizing premiums or accreting discounts on debt securities.

(b) Total return is based on average redemption prices per unit.

                     KEMPER TAX-EXEMPT INSURED INCOME TRUST
                               MULTI-STATE SERIES

                   KEMPER DEFINED FUNDS (TAX-EXEMPT PORTFOLIO)

              EVEREN UNIT INVESTMENT TRUSTS (TAX-EXEMPT PORTFOLIO)

                                    PART ONE

     Each State Trust of the Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Kemper Defined Funds (Tax-Exempt Portfolio) and EVEREN Unit Investment Trusts (Tax-Exempt Portfolio) was formed for the purpose of gaining interest income free from Federal, State and, where applicable, local income taxes and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such Trust is named or counties, municipalities, authorities or political subdivisions thereof.

     Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each State Trust has been obtained by the Trust from Financial Guaranty Insurance Company ("FINANCIAL GUARANTY") or other insurers or directly by the issuer or the Sponsor from Financial Guaranty, MBIA Insurance Corporation or other insurers. See "Insurance on the Portfolios" herein and the "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in such State Trust, while insurance obtained by a Municipal Bond issuer or the Sponsor is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty or such other insurers, in the event of a sale of any Bond covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of each State Trust received on the original date of deposit a rating of either "AAA" by Standard & Poor's, a division of The McGraw-Hill Companies ("STANDARD & POOR'S") or "Aaa" by Moody's Investors Service, Inc. ("MOODY'S") and, while held in a State Trust, the Municipal Bonds are rated either "Aaa" by Moody's or "AAA" by Standard & Poor's. The "AAA" Unit rating received by a State Trust from Standard & Poor's on the original date of deposit will be in effect for a period of 13 months from such date and will, unless renewed, terminate at the end of such period. See "Insurance on the Portfolios" and "Description of Securities Ratings." No representation is made as to Financial Guaranty's, MBIA Insurance Corporation's or any other insurer's ability to meet its commitments.

     UNITS OF THE TRUSTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND UNITS ARE NOT FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION AND INVOLVE INVESTMENT RISK INCLUDING LOSS OF PRINCIPAL.

                       ----------------------------------

                       SPONSOR: CLAYMORE SECURITIES, INC.

                       ----------------------------------

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY CONTRARY REPRESENTATION IS A CRIMINAL OFFENSE.

                        This Prospectus is in two parts.
  The investor is advised to read and retain both parts of this Prospectus for future reference.

                            THE DATE OF THIS PART ONE
    PROSPECTUS IS THAT DATE WHICH IS SET FORTH IN PART TWO OF THE PROSPECTUS.

                                TABLE OF CONTENTS

                                                                                      PAGE
SUMMARY                                                                                 1
    The Trust                                                                           1
    Insurance                                                                           1
    Public Offering Price                                                               1
    Interest and Principal Distributions                                                1
    Reinvestment                                                                        2
    Estimated Current Return and Estimated Long-Term Return                             2
    Market for Units                                                                    2
    Risk Factors                                                                        2

THE TRUST                                                                               2

PORTFOLIOS                                                                              3
    Risk Factors                                                                        4
    Insurance                                                                           4
    Failure of Issuers to Pay Interest and/or Principal                                 4
    Fixed-Rate Bonds                                                                    4
    Original Issue Discount Bonds and Zero Coupon Bonds                                 5
    Market Discount                                                                     5
    Risk Inherent in an Investment in Different Types of Bonds                          5
    General Obligation Bonds                                                            5
    Appropriations Bonds                                                                5
    Industrial Development Revenue Bonds (IDRs)                                         5
    Hospital and Health Care Facility Bonds                                             6
    Housing Bonds                                                                       6
    Power Bonds                                                                         6
    Water and Sewer Revenue Bonds                                                       6
    University and College Bonds                                                        6
    Lease Rental Bonds                                                                  7
    Capital Improvement Facility Bonds                                                  7
    Solid Waste Disposal Bonds                                                          7
    Moral Obligation Bonds                                                              7
    Refunded Bonds                                                                      7
    Airport, Port and Highway Revenue Bonds                                             7
    Special Tax Bonds                                                                   7
    Tax Allocation Bonds                                                                8
    Convention Facility Bonds                                                           8
    Correctional Facility Bonds                                                         8
    Litigation and Legislation                                                          8
    Tax Exemption                                                                       8

INSURANCE ON THE PORTFOLIOS                                                             8
    Ambac Assurance Corporation                                                        10
    MBIA Insurance Corporation                                                         11
    Financial Guaranty Insurance Company                                               12
    Financial Security Assurance                                                       13
    Capital Guaranty Insurance Company                                                 14

INTEREST, ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN                      15

FEDERAL TAX STATUS OF THE STATE TRUSTS                                                 15
    Assets of the Trusts                                                               15
    Trust Status                                                                       15
    Exclusion from Gross Income of Interest                                            15
    Your Tax Basis and Income or Loss Upon Disposition                                 16

    Discount, Accrued Interest and Premium on Debt Obligations                         17
    Exchanges and Rollovers                                                            17
    Limitations on the Deductibility of Trust Expenses                                 18

DESCRIPTION AND STATE TAX STATUS OF THE STATE TRUSTS                                   18
    California Trusts                                                                  18
    Colorado Trust                                                                     20
    Florida Trusts                                                                     25
    Michigan Trusts                                                                    27
    Missouri Trusts                                                                    31
    New York Trusts                                                                    34
    Ohio Trust                                                                         37
    Texas Trusts                                                                       42

PUBLIC OFFERING OF UNITS                                                               45
    Public Offering Price                                                              45
    Accrued Interest -- Kemper Tax-Exempt Insured Income Trust                         47
    Purchased and Daily Accrued Interest                                               48
    Accrued Interest -- Kemper Defined Funds and EVEREN Unit Investment Trusts         48
    Public Distribution of Units                                                       49
    Profits of Sponsor                                                                 49

MARKET FOR UNITS                                                                       50

REDEMPTION                                                                             50
    Computation of Redemption Price                                                    51

UNITHOLDERS                                                                            51
    Ownership of Units                                                                 51
    Distributions to Unitholders                                                       52
    Statements to Unitholders                                                          53
    Rights of Unitholders                                                              54

INVESTMENT SUPERVISION                                                                 55

SPONSOR                                                                                55
    The Sponsor                                                                        55
    Limitations on Liability                                                           56
    Responsibility                                                                     56
    Resignation                                                                        56

TRUSTEE                                                                                57
    The Trustee                                                                        57
    Limitations on Liability                                                           57
    Responsibility                                                                     57
    Resignation                                                                        57

EVALUATOR                                                                              58
    The Evaluator                                                                      58
    Limitations on Liability                                                           58
    Responsibility                                                                     58
    Resignation                                                                        58

AMENDMENT AND TERMINATION                                                              58

EXPENSES OF THE TRUST                                                                  59

LEGAL OPINIONS                                                                         60

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                          60

DESCRIPTION OF BOND RATINGS                                                            60
    Standard & Poor's Rating                                                           60
    Moody's Investors Service Rating                                                   61
    Fitch Ratings                                                                      62

Where to Learn More
---------------------------------------------------------

YOU CAN CONTACT US FOR FREE INFORMATION ABOUT THIS AND OTHER INVESTMENTS.

Visit us on the Internet
http://www.claymoresecurities.com
By e-mail
invest@claymoresecurities.com
Call Claymore (800) 345-7999
Pricing Line (888) 248-4954
Call The Bank of New York
(800) 701-8178 (investors)
(800) 647-3383 (brokers)

Additional Information
---------------------------------------------------------

This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information (a duplication fee may be required):
   E-mail:   publicinfo@sec.gov
   Write:    Public Reference Section, Washington, D.C. 20549-0102
   Visit:    http://www.sec.gov (EDGAR Database)
   Call:     1-202-942-8090 (only for information on the operation of the Public
             Reference Section)

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No person is authorized to give any information or to make any representations not contained in this Prospectus and any information or representation not contained herein must not be relied upon as having been authorized by the Trusts, the Trustee, or the Sponsor. The Trusts are registered as unit investment trusts under the Investment Company Act of 1940. Such registration does not imply that the Trusts or the Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

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This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

Essential Information*
Report of Independent Registered Public Accounting Firm*
Statement of Assets and Liabilities*
Statement of Operations*
Statement of Changes in Net Assets*
Schedule of Investments*
Notes to Schedules of Investments*
Notes to Financial Statements*

*    Information on these items appears in Part Two for the appropriate State
     Trust

SUMMARY

     THE TRUST. Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Series 11-22, Kemper Defined Funds (Tax-Exempt Portfolio) and EVEREN Unit Investment Trusts (Tax-Exempt Portfolio) (collectively, the "TRUST") are unit investment trusts consisting of a number of diversified portfolios designated as the State Trusts. Each State Trust consists of obligations ("MUNICIPAL BONDS," "BONDS" or "SECURITIES") issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof.

     Each State Trust's investment objective is interest income which is exempt from Federal, State and, where applicable, local income taxes and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof. There is, of course, no guarantee that the State Trusts' objective will be achieved.

     All of the Municipal Bonds in the State Trust portfolios were rated in the category "BBB" or better by either Standard & Poor's or "Baa" by Moody's on the date such State Trust was established (the "DATE OF DEPOSIT"). Ratings of the Municipal Bonds may have changed since the Date of Deposit. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.

     The Units, each of which represents a PRO RATA undivided fractional interest in the principal amount of Municipal Bonds deposited in the appropriate Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the State Trust and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units.

     INSURANCE. Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each State Trust has been obtained by the Trust from Financial Guaranty Insurance Company ("FINANCIAL GUARANTY"), MBIA Insurance Corporation ("MBIA CORPORATION" or "MBIA") or other insurers, or directly by the issuer or the Sponsor from Financial Guaranty, MBIA or other insurers. See "Insurance on the Portfolios" herein and the "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in such State Trust, while insurance obtained by a Municipal Bond issuer or the Sponsor is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty, MBIA or such other insurers, in the event of a sale of any bond covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Municipal Bonds upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of each State Trust received on the original Date of Deposit a rating of "AAA" from Standard & Poor's and, while held in a State Trust, the Municipal Bonds are rated "Aaa" by Moody's. See "Insurance on the Portfolios." No representation is made as to Financial Guaranty's or any other insurer's ability to meet its commitments.

     PUBLIC OFFERING PRICE. The Public Offering Price per Unit of each State Trust is equal to a PRO RATA share of the aggregate bid prices of the Municipal Bonds in such State Trust plus or minus a PRO RATA share of cash, if any, in the Principal Account, held or owned by the State Trust plus a sales charge shown under "Public Offering of Units." In addition, there will be added to each transaction in a State Trust an amount equal to the accrued interest from the last Record Date of such State Trust to the date of settlement (three business days after order). The sales charge is reduced on a graduated scale for sales as indicated under "Public Offering of Units."

     INTEREST AND PRINCIPAL DISTRIBUTIONS. Distributions of the estimated annual interest income to be received by each State Trust, after deduction of estimated expenses, will be made monthly unless the Unitholder elects to receive such distributions quarterly or semi-annually. Distributions will be paid on the Distribution Dates to holders of record of such State Trust on the Record Dates set forth for the applicable option. See "Essential Information" in Part Two. Only monthly distributions of estimated annual interest income will be available for Kemper Defined Funds Unitholders. The distribution of funds, if any, in the Principal Account of each State Trust, will be made as provided in "Unitholders--Distributions to Unitholders."

     REINVESTMENT. Each Unitholder of a State Trust offered herein may elect to have distributions of principal or interest or both automatically invested without charge in shares of certain mutual funds sponsored by Zurich Kemper Investments, Inc. See "Distribution Reinvestment."

     ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price of the applicable State Trust. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trusts and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the bid price of the underlying Bonds and with changes in accrued interest; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirement dates of all of the Bonds in the State Trust and (2) takes into account the expenses and sales charge associated with each State Trust Unit. Since the market values and estimated retirement dates of the Bonds and the expenses of the State Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.

     MARKET FOR UNITS. While under no obligation to do so and subject to change at any time, the Sponsor intends to and certain Underwriters may, maintain a market for the Units of each State Trust and continuously offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Municipal Bonds in each State Trust plus accrued interest to the date of settlement.

     RISK FACTORS. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Securities. See "Portfolios--Risk Factors."

THE TRUST

     Each State Trust Fund is one of a series of unit investment trusts created by the Sponsor under the name Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Kemper Defined Funds (Tax-Exempt Portfolio) or EVEREN Unit Investment Trusts (Tax-Exempt Portfolio), all of which are similar, and each of which was created under the laws of the State of Missouri or the State of New York pursuant to a Trust Agreement* (the "AGREEMENT") (such "STATE TRUSTS" being collectively referred to herein as the "TRUST"). Claymore Securities, Inc. is the Sponsor and Evaluator of the Trusts and is successor sponsor and evaluator of all unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the successor sponsor to certain Ranson & Associates, Inc. unit investment trusts. See "Sponsor." The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

     A State Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of insured, tax-exempt, fixed income securities with greater diversification than they might be able to acquire

----------
* Reference is hereby made to said Trust Agreement, and any statements contained herein are qualified in their entirety by the provisions of said Trust Agreement.

individually. In addition, Municipal Bonds of the type deposited in the State Trusts are often not available in small amounts. Each State Trust was formed for the purpose of gaining interest income free from Federal, State and, where applicable, local income and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof. There is, of course, no guarantee that the State Trusts' objective will be achieved. All of the Municipal Bonds in the State Trusts' portfolios are rated "BBB" or better by Standard & Poor's or "Baa" or better by Moody's. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.

     Each State Trust consists of an insured portfolio of interest bearing obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from all Federal income taxes under existing law, but may not be subject to State and local taxes. Proceeds of the maturity, redemption or sale of the Municipal Bonds in a State Trust, unless used to pay for Units tendered for redemption, will be distributed to Unitholders thereof and will not be utilized to purchase replacement or additional Municipal Bonds for the State Trust.

     The Units, each of which represents a PRO RATA undivided fractional interest in the principal amount of Municipal Bonds deposited in the appropriate State Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the State Trusts and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units. To the extent that Units of any State Trust are redeemed, the principal amount of Municipal Bonds in such State Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of such State Trust will increase. See "Redemption."

PORTFOLIOS

     The selection of Municipal Bonds for each State Trust was based largely upon the experience and judgment of the Sponsor. In making such selections, the Sponsor considered the following factors: (a) a minimum rating in the category "BBB" by Standard & Poor's or "Baa" by Moody's (see "Description of Securities Ratings") except that the Sponsor may, from time to time, in specifically designated State Trusts, have deemed it to be acceptable to acquire unrated municipal bonds which had, in the opinion of the Sponsor, credit characteristics at least equal to municipal bonds so rated; (b) the price of the Municipal Bonds relative to other issues of similar quality and maturity; (c) the diversification of the Municipal Bonds as to purpose of issue; (d) the income to the Unitholders of the State Trust; (e) whether such Municipal Bonds were insured, or the cost and availability of insurance for the scheduled payment of principal and interest, when due, on the Municipal Bonds; and (f) the dates of maturity of the Municipal Bonds.

     Subsequent to the Date of Deposit, a Municipal Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such investment from a State Trust, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the investment. See "Investment Supervision" herein and the "Schedule of Investments" in Part Two. The Sponsor may not alter the portfolio of a State Trust except that certain of the Municipal Bonds may be sold upon the happening of certain extraordinary circumstances. See "Investment Supervision."

     Certain of the Municipal Bonds in the State Trusts may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of such State Trust, and the net annual interest income of the State Trust and may reduce the Estimated Current and Long-Term Returns. See "Interest, Estimated Current Return and Estimated Long-Term Return." Each State Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Municipal Bonds or may require the mandatory redemption of Municipal Bonds include, among others: a final determination that the interest on the Municipal Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Municipal Bonds were used; an exercise by a local, State or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Municipal Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Municipal Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Municipal Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Municipal Bonds are issued on the issuer of the Municipal Bonds or the user of the proceeds of the Municipal Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Municipal Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Municipal Bonds resulting in excess proceeds of the Municipal Bonds which may be applied to redeem Municipal Bonds; or an underestimate of a source of funds securing the Municipal Bonds resulting in excess funds which may be applied to redeem Municipal Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Municipal Bonds. The Sponsor and the Trustee shall not be liable in any way for any default, failure or defect in any Municipal Bond.

     RISK FACTORS.  An investment in Units is subject to the following risks:

     INSURANCE. All of the bonds in the Trust are insured or guaranteed (the "INSURED BONDS") by one of the following insurers: Ambac Assurance Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance Inc. ("FSA"), or MBIA Insurance Corporation ("MBIA") (collectively, the "INSURANCE COMPANIES"). Insurance policies generally make payments only according to a bond's original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor's or another acceptable national rating service. The ratings are subject to change at any time at the discretion of the ratings agencies. The cost of this insurance is borne either by the issuers or previous owners of the bonds. The Sponsor does not insure the bonds in conjunction with their deposit in a Trust and makes no representations with regard to the adequacy of the insurance covering any of the Insured Bonds. The insurance policies are non-cancellable and will continue in force so long as the bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on the Insured Bonds. However, the insurance policies do not guarantee the market value of the Insured Bonds or the value of the Units. The above information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

     FAILURE OF ISSUERS TO PAY INTEREST AND/OR PRINCIPAL. The primary risk associated with an investment in Bonds is that the issuer or an insurer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust's Units. The bond ratings assigned by major rating organizations are an indication of the issuer's ability to make interest and principal payments when due on its bonds. Subsequent to the date of deposit the rating assigned to a bond may decline. NEITHER THE SPONSOR NOR THE TRUSTEE SHALL BE LIABLE IN ANY WAY FOR ANY DEFAULT, FAILURE OR DEFECT IN ANY BOND.

     FIXED-RATE BONDS. An investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates or a decrease in the federal income tax rate. Inflation and economic recession are two of the major factors, among others, which contribute to fluctuations in interest rates and the values of fixed-rate bonds.

     ORIGINAL ISSUE DISCOUNT BONDS AND ZERO COUPON BONDS. Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of any current interest. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than bonds of comparable quality that pay current income. For federal income tax purposes, original issue discount on tax-exempt bonds must be accrued over the term of the bonds. On sale or redemption of the bonds, the difference between (i) the amount realized (other than amounts treated as tax-exempt income) and (ii) the tax basis of such bonds (properly adjusted, in the circumstances described below, for the accrual of original issue discount) will be treated as taxable gain or loss. See "Federal Tax Status" herein.

     MARKET DISCOUNT. The Portfolio of the Trust may consist of some Bonds whose market values were below face value on the Initial Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest rate of such Bonds is at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates.

     RISK INHERENT IN AN INVESTMENT IN DIFFERENT TYPES OF BONDS. CONCENTRATION RISK. The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A Trust is considered to be concentrated in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. This makes the Trust less diversified and subject to more market risk. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

     GENERAL OBLIGATION BONDS. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws. An entity's credit will depend on many factors: tax base, reliance on federal or state aid, and factors which are beyond the entity's control.

     APPROPRIATIONS BONDS. Certain Bonds in the Trust may be Bonds that are, in whole or in part, subject to and dependent upon either the governmental entity making appropriations from time to time or the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness or ability of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional regardless of any circumstances or occurrences which might arise. In the event of non-appropriation, certificateholders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing. In the event of non-appropriation, the Sponsor may instruct the Trustee to sell such Bonds.

     INDUSTRIAL DEVELOPMENT REVENUE BONDS ("IDRS"). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

     HOSPITAL AND HEALTH CARE FACILITY BONDS. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

     HOUSING BONDS. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a Unitholder purchased Units, any prepayment at par would result in a loss of capital to the Unitholder and reduce the amount of income that would otherwise have been paid to Unitholders.

     POWER BONDS. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities may also be subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

     WATER AND SEWER REVENUE BONDS. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, the possible inability to obtain rate increases, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of no growth zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

     UNIVERSITY AND COLLEGE BONDS. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors include the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payment on its own.

     LEASE RENTAL BONDS. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase or equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

     CAPITAL IMPROVEMENT FACILITY BONDS. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

     SOLID WASTE DISPOSAL BONDS. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation of the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires most waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

     MORAL OBLIGATION BONDS. The Trust may also include moral obligation bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation of debt of the state. The agencies or authorities generally have no taxing power.

     REFUNDED BONDS. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

     AIRPORT, PORT AND HIGHWAY REVENUE BONDS. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The Sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

     SPECIAL TAX BONDS. Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

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     TAX ALLOCATION BONDS. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

     TRANSIT AUTHORITY BONDS. Mass transit is generally not self-supporting from fare revenues. Additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

     CONVENTION FACILITY BONDS. The Portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

     CORRECTIONAL FACILITY BONDS. The Portfolio of a Trust may contain Bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

     LITIGATION AND LEGISLATION. To the best knowledge of the Sponsor, there is no litigation pending as of the Initial Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Initial Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

     TAX EXEMPTION. From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. See "Federal Tax Status" herein for a more detailed discussion concerning the tax consequences of an investment in Units. Unitholders are urged to consult their own tax advisers.

INSURANCE ON THE PORTFOLIOS

     All Municipal Bonds in the portfolio of the State Trusts are insured as to the scheduled payment of interest and principal, when due, by policies obtained directly by the Trust from Financial Guaranty or by the Sponsor or by the issuer from Financial Guaranty, MBIA or other insurers. The insurance policies obtained by the Trust for a Series are non-cancelable and will continue in force so long as such State Trust is in existence, Financial Guaranty remains in business and the Municipal Bonds described in the policy continue to be held in such State Trusts. The premium for any insurance policy or policies obtained by an issuer of Municipal Bonds or the Sponsor has been paid in advance by such issuer or the Sponsor and any such policy or policies are non-cancelable and will remain in force so long as the Municipal Bonds so insured are outstanding and the insurer and/or insurers referred to below remain in business. A monthly premium is paid by each State Trust for the insurance obtained by the Trust, which is payable from the interest received by such State Trust. In those instances where Municipal Bond insurance is obtained by the issuer or the Sponsor directly from an insurer, no premiums for insurance are paid by the State Trust and such bonds are not covered by the State Trust's policy. Nonpayment of premiums on the policy obtained by the State Trust will not result in the cancellation of such insurance but will force the insurer to take action against the Trustee to recover premium payments due it. Premium rates for each issue of Municipal Bonds protected by the policy obtained by the Trust are fixed for the life of the appropriate State Trusts. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims paying ability of any such insurer deteriorates, no other insurer has an obligation to insure any issue adversely affected by either of the above described events.

     The aforementioned insurance guarantees the scheduled payment of principal and interest on the Municipal Bonds of each State Trust. It does not guarantee the market value of the Municipal Bonds or the value of the Units of a State Trust. The insurance obtained by the Trust is only effective as to Municipal Bonds owned by and held in a State Trust and the price which an individual pays on acquisition of Units, or receives on redemption or resale of Units, does not, except as indicated below, include any element of value for the insurance obtained by the Trust. Unitholders should recognize that in order to receive any benefit from the portfolio insurance obtained by the State Trust, they must be owners of the Units of a State Trust at the time the Trustee becomes entitled to receive any payment from the insurer for such State Trust. Insurance obtained by the issuer or the Sponsor of a Municipal Bond is effective so long as the Municipal Bond is outstanding, whether or not held by the State Trust.

     Pursuant to an irrevocable commitment of Financial Guaranty, upon the sale of a Municipal Bond under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance with respect to such Municipal Bond (I.E., insurance to the maturity of the Municipal Bond regardless of the identity of the holder thereof) (the "PERMANENT INSURANCE") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance with respect to Municipal Bonds in the State Trust only if upon such exercise the Trust would receive net proceeds (I.E., the value of such Municipal Bond if sold as an insured Municipal Bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond was sold on an uninsured basis. The insurance premium with respect to each Municipal Bond is determined based upon the insurability of each Municipal Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.

     Insurance obtained for a State Trust, under normal circumstances, has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance for the purpose of computing the price or redemption value of Units only in circumstances where the credit quality of an underlying Municipal Bond has significantly deteriorated. Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

     The value to be added to such Municipal Bonds shall be an amount equal to the excess, if any, by which the net proceeds realizable from the sale of the Municipal Bond on an insured basis exceeds the sum of (i) the net proceeds receivable from the sale of the Municipal Bonds on an uninsured basis plus (ii) the insurance premium attributable to the Permanent Insurance. Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

     Under the provisions of the aforementioned insurance, Financial Guaranty unconditionally and irrevocably agrees to pay to Citibank, N.A., or its successor, as its agent (the "FISCAL AGENT"), that portion of the principal of and interest on the covered Municipal Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Municipal Bonds. The term "DUE FOR PAYMENT" means, when referring to the principal of a Municipal Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Municipal Bond, the stated date for payment of interest. When the interest on a Municipal Bond shall have been determined, as provided in the underlying documentation relating to such Municipal Bond, to be subject to Federal income taxation, "DUE FOR PAYMENT" also means, when referring to the principal of such Municipal Bond, the date on which such Municipal Bond has been called for mandatory redemption as a result of such determination of taxability, and when referring to interest on such Municipal Bond, the accrued interest at the rate provided in such documentation to the date on which such Municipal Bond has been called for such mandatory redemption, together with any applicable redemption premium.

     Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Municipal Bond, appurtenant coupon or right to payment of principal or interest on such Municipal Bond and shall be fully subrogated to all the Trustee's rights thereunder, including the right to payment thereof.

     AMBAC ASSURANCE CORPORATION ("AMBAC ASSURANCE"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The Insurance Policy of Ambac Assurance obtained by an Insured Trust is noncancellable and will continue in force for so long as the bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by the Ambac Assurance Insurance Policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

     Under the terms of the Insurance Policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

     Ambac Assurance will make payment to the Trustee not later than thirty days after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

     Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam, the Commonwealth of Puerto Rico and the U.S. Virgin Islands, with admitted assets of approximately $8,142,000,000 (unaudited) and statutory capital of approximately $4,824,000,000 (unaudited) as of June 30, 2004. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Credit Markets Services, a Division of The McGraw-Hill Companies, Moody's and Fitch Ratings ("FITCH") have each assigned a triple-A financial strength rating to Ambac Assurance.

     Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of a bond by Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such bond and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its financial guaranty insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the Obligor of the bonds.

     The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "COMPANY"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "COMMISSION"). Such reports, proxy statements and other information may be inspected and copied at the public reference room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies that file electronically with the Commission, including the Company. The aforementioned material may be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005.

     Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

     The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

     MBIA INSURANCE CORPORATION. MBIA Insurance Corporation ("MBIA CORPORATION" or "MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has three branches, one in the Republic of France, one in the Republic of Singapore and one in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rate and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by MBIA, changes in control and transactions among affiliates. Additionally, MBIA is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

     The Company files annual, quarterly and special reports, information statements and other information with the SEC under File No. 1-9583. Copies of the SEC filings (including (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and (2) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004) are available (i) over the Internet at the SEC's web site at http://www.sec.gov; (ii) at the SEC's public reference room in Washington D.C.; (iii) over the Internet at the Company's web site at http://www.mbia.com; and (iv) at no cost, upon request to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545.

     As of December 31, 2003, MBIA had admitted assets of $9.9 billion (audited), total liabilities of $6.2 billion (audited), and total capital and surplus of $3.7 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of June 30, 2004, MBIA had admitted assets of $10.5 billion (unaudited), total liabilities of $6.7 billion (unaudited), and total capital and surplus of $3.8 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

     Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance company, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

     Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

     Moody's rates all bond issues insured by MBIA "Aaa." Standard & Poor's rates the financial strength of MBIA "AAA." Fitch rates the financial strength of MBIA "AAA".

     In the event MBIA were to become insolvent, any claims arising under a policy of financial guaranty insurance are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 (commencing with Section 1063) of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

     FINANCIAL GUARANTY INSURANCE COMPANY. Financial Guaranty Insurance Corporation ("FINANCIAL GUARANTY" or "FGIC"), a New York stock insurance corporation, is a direct, wholly-owned subsidiary of FGIC Corporation, a Delaware corporation, and provides financial guaranty insurance for public finance and structured finance obligations. Financial Guaranty is licensed to engage in financial guaranty insurance in all 50 states, the District of Columbia and the Commonwealth of Puerto Rico and, through a branch, in the United Kingdom.

     On December 18, 2003, an investor group consisting of The PMI Group, Inc. ("PMI"), affiliates of The Blackstone Group L.P. ("BLACKSTONE"), affiliates of The Cypress Group L.L.C. ("CYPRESS") and affiliates of CIVC Partners L.P. ("CIVC") acquired FGIC Corporation (the "FGIC ACQUISITION") from a subsidiary of General Electric Capital Corporation ("GE CAPITAL"). PMI, Blackstone, Cypress and CIVC acquired approximately 42%, 23%, 23% and 7%, respectively, of FGIC Corporation's common stock. FGIC Corporation paid GE Capital approximately $284.3 million in pre-closing dividends from the proceeds of dividends it, in turn, had received from Financial Guaranty, and GE Capital retained approximately $234.6 million in liquidation preference of FGIC Corporation's convertible participating preferred stock and approximately 5% of FGIC Corporation's common stock. Neither FGIC Corporation nor any of its shareholders is obligated to pay any debts of Financial Guaranty or any claims under any insurance policy, issued by Financial Guaranty.

     Financial Guaranty is subject to the insurance laws and regulations of the State of New York, where it is domiciled, including Article 69 of the New York Insurance Law ("ARTICLE 69"), a comprehensive financial guaranty insurance statute. Financial Guaranty is also subject to the insurance laws and regulations of all other jurisdictions in which it is licensed to transact insurance business. The insurance laws and regulations, as well as the level of supervisory authority that may be exercised by the various insurance regulators, vary by jurisdiction, but generally require insurance companies to maintain minimum standards of business conduct and solvency, to meet certain financial tests, to comply with requirements concerning permitted investments and the use of policy forms and premium rates and to file quarterly and annual financial statements on the basis of statutory accounting principles ("SAP") and other reports. In addition, Article 69, among other things, limits the business of each financial guaranty insurer, including Financial Guaranty, to financial guaranty insurance and certain related lines.

     For the six months ended June 30, 2004, and the years ended December 31, 2003 and December 31, 2002, Financial Guaranty had written directly or assumed through reinsurance, guaranties of approximately $27.1 billion, $42.4 billion and $47.9 billion par value of securities, respectively (of which approximately 60%, 79% and 81%, respectively, constituted guaranties of municipal bonds), for which it had collected gross premiums of approximately $162.9 million, $260.3 million and $232.6 million, respectively. For the six months ended June 30, 2004, Financial Guaranty had reinsured, through facultative arrangements, approximately 0.1% of the risks it had written.

     As of June 30, 2004, Financial Guaranty had net admitted assets of approximately $2.935 billion, total liabilities of approximately $1.793 billion, and total capital and policyholders' surplus of approximately $1.142 billion, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

     Financial Guaranty also prepares quarterly and annual financial statements on the basis of generally accepted accounting principles. Copies of Financial Guaranty's most recent GAAP and SAP financial statements are available upon request to: Financial Guaranty Insurance Company, 125 Park Avenue, New York, NY 10017, Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000.

     The financial strength of Financial Guaranty is rated "AAA" by Standard & Poor's, "Aaa" by Moody's, and "AAA" by Fitch.

     FINANCIAL SECURITY ASSURANCE. Financial Security Assurance Inc. ("FINANCIAL SECURITY") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

     Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

     Financial Security is a New York domiciled financial guaranty insurance company and a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("HOLDINGS"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation, and of Dexia Credit Local, a direct wholly-owned subsidiary of Dexia, S.A. Dexia, S.A., through its bank subsidiaries, is primarily engaged in the business of public finance, banking and asset management in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security.

     At June 30, 2004, Financial Security's total policyholders' surplus and contingency reserves were approximately $2,212,545,000 and its total unearned premium reserve was approximately $1,501,280,000 in accordance with statutory accounting practices. At June 30, 2004, Financial Security's total shareholders' equity was approximately $2,438,206,000 and its total net unearned premium reserve was approximately $1,255,708,000 in accordance with generally accepted accounting principles. Copies of Financial Security's financial statements may be obtained by writing to Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Communications Department (telephone (212) 826-0100).

     Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter on limit the obligations of Financial Security under any financial guaranty insurance policy.

     Financial Security's insurance financial strength is rated "Aaa" by Moody's and "AAA" by Fitch. Financial Security's insurer financial strength is rated "AAA" by Standard & Poor's and Standard & Poor's (Australia) Pty. Ltd. Financial Security's claims-paying ability is rated "AAA" by Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, or sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

     CAPITAL GUARANTY INSURANCE COMPANY. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA MARYLAND") and became a wholly-owned subsidiary of Financial Security Assurance Inc. On September 30, 1997, Financial Security Assurance Inc. assumed all of the liabilities of FSA Maryland and sold the FSA Maryland "shell company" to American Capital Access, a wholly-owned subsidiary of American Capital Access Holdings, Incorporated.

     Because the Municipal Bonds are insured as to the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of the insurance companies referred to above, either Standard & Poor's or Moody's has assigned to the State Trusts' Units its "AAA" or "Aaa" investment rating, respectively, and, in addition, Moody's has assigned its "Aaa" investment rating to each of the Municipal Bonds covered by the Financial Guaranty policy while held in the Trust. These are the highest ratings assigned to securities by such rating agencies. See "Description of Securities Ratings" herein. These ratings should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the State Trusts or the Units. There is no guarantee that the "AAA" or "Aaa" investment ratings will be maintained. The "AAA" Unit rating received by a State Trust from Standard & Poor's on the original date of deposit will be in effect for a period of 13 months from such date and will, unless renewed, terminate at the end of such period.

     On the date shown under "Essential Information" in Part Two, the Estimated Long-Term and Current Returns per Unit for the Trust, after payment of the insurance premium, if any, were as indicated. The Estimated Long-Term and Current Returns per Unit for a trust with an identical portfolio without the insurance obtained by the Trust would have been higher on such date.

     An objective of the portfolio insurance obtained by the Trust is to obtain a higher yield on the portfolio of the Series of the Trust than would be available if all the Municipal Bonds in such portfolios had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating, and at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Municipal Bonds. There is, of course, no certainty that this result will be achieved. Municipal Bonds in a Series of the Trust which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's. In selecting such Municipal Bonds for the portfolio, the Sponsor has applied the criteria described above.

     In the event of nonpayment of interest or principal, when due, in respect of a Municipal Bond, the appropriate insurer shall make such payment not later than 30 days after it has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof.

     The Internal Revenue Service has issued a letter ruling which holds, in effect, that insurance proceeds representing maturing interest on defaulted municipal obligations paid to municipal bond funds substantially similar to the Trust, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code. Holders of Units in the State Trust

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should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. Furthermore, Chapman and Cutler LLP, counsel for the Sponsor, has given an opinion to the effect that such payment of proceeds would be excludable from Federal gross income to the same extent that such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "Federal Tax Status of the State Trusts."

INTEREST, ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

     As of the opening of business on the date indicated therein, the Estimated Current Returns and the Estimated Long-Term Returns for each State Trust were as set forth under "Essential Information" for the applicable State Trust in Part Two of this Prospectus. Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in accrued interest; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the State Trust and (2) takes into account the expenses and sales charge associated with each State Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the State Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.

FEDERAL TAX STATUS OF THE STATE TRUSTS

     This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

     ASSETS OF THE TRUSTS. Each Trust will hold various debt obligations (the "BONDS") of state and local governmental entities. All of the assets held by a Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

     TRUST STATUS. The Trusts will not be taxed as corporations for federal income tax purposes. As a Unitholder, you will be treated as the owner of a PRO RATA portion of the assets of your Trust, and as such you will be considered to have received a PRO RATA share of income (E.G., accruals of market discount and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

     EXCLUSION FROM GROSS INCOME OF INTEREST. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to certain Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Trusts for State tax matters have made any special review for the Trusts of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "SERVICE") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

     Your PRO RATA share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

     Ownership of the Units may result in collateral federal income tax consequences to certain Unitholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unitholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

     If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

     For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

     In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

     YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

     Under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "TAX ACT"), if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transition rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003. For periods not covered by these reduced rates under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

     DISCOUNT, ACCRUED INTEREST AND PREMIUM ON DEBT OBLIGATIONS. Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

     Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

     Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your PRO RATA portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

     If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

     This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

     EXCHANGES AND ROLLOVERS. If you elect to reinvest amounts received from the Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

     LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full PRO RATA share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your PRO RATA share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

     The exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

DESCRIPTION AND STATE TAX STATUS OF THE STATE TRUSTS

     CALIFORNIA TRUSTS. ECONOMIC OUTLOOK. The State of California's (the "STATE" or "CALIFORNIA") fiscal problems that started in the 2001-02 fiscal year have started to turn around. Personal income growth picked up solidly in the fourth quarter of 2003. In addition, taxable sales grew for the sixth quarter in a row. And, exports of made-in-California merchandise turned around in the second half of last year after declining for almost three years. More recently, residential construction and housing markets remained strong in the first quarter of 2004. But, as in the nation, labor markets remained weak, particularly in the San Francisco Bay Area.

     In 1991, California's bond rating was the highest rating that could be awarded. However, however, due to concerns about California's ability to pay its debt obligations, Moody's, Standard & Poor's and Fitch lowered their ratings on the State's general obligation bonds to the lowest rating in California's history and the worst of all the states. During this financial downturn, the State Controller's Office took actions to ensure that the State has sufficient cash, through external borrowing, to address its legal obligations, and subsequently the State's general obligation bond ratings were upgraded. Proposition 57, the Economic Recovery Bond Act, along with its companion Proposition 58, the California Balanced Budget Act, was placed on the March 2004 ballot by the Legislature and the Governor and approved by California's voters. Proposition 57 allowed the sale of up to $15.0 billion in general obligation bonds to replace the State's short-term loans and retire the accumulated budgetary deficit. The sale of these bonds provides a short-term respite for the State's budget deficit and cash situation. However, these bonds do not address the ongoing structural deficit, where expenditures required by current law exceed state revenues. Also, the bonds will not improve the State's net assets, because this transaction will largely exchange a short-term obligation for a long-term one.

     For both the national and the California economies, while job growth remains anemic, other measures of labor market conditions have improved considerably--fewer claims for unemployment insurance benefits, smaller announced layoffs, and greater help wanted advertising. The huge investment in high-tech equipment and software in the second half of the 1990s resulted in much higher productivity in recent years, allowing companies to produce more with the same number or fewer employees. This extraordinarily high productivity growth cannot last much longer, though the new level of long-run productivity growth should be somewhat higher than average productivity growth before the boom in high-tech equipment and software. But just when this will happen and where it settles is difficult to predict.

     On an annual average basis, job growth is expected to be only 0.8 percent in California in 2004 because labor markets did not improve early in the year. Job creation will build as the year proceeds and will average 2.1 percent in 2005.

     BUDGET OUTLOOK. The 2004-05 Governor's Budget, signed on July 16, 2004, contains about $16.1 billion in combined two-year solutions designed to eliminate the budget shortfall projected for 2004-05 and build up a modest year-end reserve of $768 million. The solutions are concentrated in program savings, the use of Proposition 57 bonds, other loans and borrowing fund shifts, increased revenues and transfers, and diversions of local property taxes.

     GENERAL OBLIGATION BOND CREDIT RATING. California's general obligation bonds are rated A by Standard & Poor's, A3 by Moody's and A- by Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     DEBT MANAGEMENT PLAN. In 2002, the State Treasurer implemented a Strategic Debt Management Plan. A principal goal of this plan was to better match the timeframe for repaying debt for infrastructure projects to the useful life of the assets being funded. The plan also reduces debt service in fiscal years 2001-02 through 2003-04 by approximately $2.0 billion and is intended to increase the State's long-term debt capacity to finance California's infrastructure needs. These goals are to be achieved by: (1) shifting from level principal payments to level debt service payments for new bond issues; (2) restructuring existing debt to achieve significant one-time debt service reductions and to expedite the transition to level debt service payments; and
(3) implementing recent legislation that authorizes the State to issue variable-rate debt for a portion of its general obligation bond portfolio.

     LEGAL PROCEEDINGS. Pending or future legal proceedings may, if decided against the State, require the State to make significant future expenditures or may substantially impair revenues. The Sponsor is unable to predict what impact, if any, such proceedings may have on the Trust.

     OTHER CONSIDERATIONS. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. Any California Municipal Obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

     Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "CALIFORNIA MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in California (the "STATE") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

     In the opinion of Chapman and Cutler LLP, in summary under existing law:

          The income tax laws of the State of California have been examined to determine its applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("CALIFORNIA UNITHOLDERS"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "CALIFORNIA BONDS") or by the Commonwealth of Puerto Rico or its authority (the "POSSESSION BONDS") (collectively, the "BONDS"). For the purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded from gross income for federal income tax purposes.

          Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although Chapman and Cutler LLP expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for federal income tax purposes; and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "CALIFORNIA PERSONAL INCOME TAX"). This opinion does not address the taxation of persons other than full time residents of California. We have assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel ahs made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

     Based upon the foregoing, and upon an investigation of such matters of law as we considered to be applicable, we are of the opinion that, under existing provisions of the law of the State of California as of the date hereof:

               1. The Trust is not an association taxable as a corporation for purposes of the California Corporation Tax Law, and each California Unitholder will be treated as the owner of a PRO RATA portion of the Trust, and the income of such portion of the Trust will be treated as the income of the California Unitholders under the California Personal Income Tax.

               2. Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the Trust and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the Trust and distributed to a California Unitholder.

               3. Each California Unitholder of the Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

               4. Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the Trust is not deductible for purposes of the California Personal Income Tax.

     This opinion relates only to California Unitholders subject to the California Personal Income Tax. No opinion is expressed with respect to the taxation of California Unitholders subject to the California Corporation Tax Law and such California Unitholders are advised to consult their own tax advisors. Please note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. We have not examined any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and we express no opinion with respect to taxation under any other provisions of the California law. Ownership of the Units may result in collateral California tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

     COLORADO TRUST. GENERAL. Colorado became the thirty-eighth state of the United States of America when it was admitted to the union in 1876. Its borders encompass 104,247 square miles of the high plains and the Rocky Mountains with elevations ranging from 3,350 to 14,431 feet above sea level. The state's major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services. Given the state's semiarid climate, water resource development, allocation, and conservation are ongoing issues for state management.

     The state maintains a separation of powers utilizing three branches of government - executive, legislative, and judicial. The executive branch comprises four major elected officials - Governor, State Treasurer, Attorney General, and Secretary of State. Most departments of the state report directly to the Governor; however, the Departments of Treasury, Law, and State report to their respective elected officials, and the Department of Education reports to the elected State Board of Education. The elected officials serve four-year terms with the number of terms limited in duration.

     The legislature is bicameral and comprises thirty-five senators and sixty-five representatives who are also term limited. It is a citizen legislature whose general session lasts 120 days beginning in January of each year. Special sessions may be called by the Governor at his discretion and are limited to the topics identified by the Governor. The legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant of these limitations is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

     The Judicial Branch is responsible for resolving disputes within the state, including those between the executive and legislative branches of government, and for supervising offenders on probation. The branch includes the Supreme Court, Court of Appeals, and district and county courts, served by 256 justices and judges in 22 judicial districts across the state (excluding 17 Denver county court judges). Municipal courts are not part of the state system. There are also seven water courts, one in each of the major river basins. The Judicial Branch budget is appropriated by the legislature, and it is funded primarily from general-purpose revenues of the General Fund.

     ECONOMIC OUTLOOK. The Governor's Office of State Planning and Budgeting
(OSPB) states that the Colorado's economic recovery continues. Jobs are being created and new residential and nonresidential construction projects are underway. Furthermore, the state's tourism industry is reviving as evidenced by traffic at the Denver International Airport, which is above the record-breaking levels reached in 2000.
Colorado employment reached an 18-month high in June 2004 before retreating slightly in July. Even so, Colorado employment increased 0.8% in July 2004 compared with July 2003, to 2,171,200 jobs. Meanwhile, the July 2004 unemployment rate was 5.1%, down a full percentage point compared with the 6.1% rate posted in July 2003. Beginning in April 2004, Colorado nonfarm payrolls have posted consecutive year-over-year gains. Moreover, year-to-date average employment through June 2004 was higher compared with year-to-date June 2003 -- the first such year-over-year increase since December 2001 -- and average statewide employment year-to-date through July 2004 remained slightly above the July 2003 average. Year-to-date July 2004 employment is 0.1 percent above the corresponding period in 2003.

     The July 2004 seasonally adjusted unemployment rate was 5.1 percent, 1.0 percentage point below the state's July 2003 unemployment rate and 0.4 percentage points below the July 2004 national unemployment rate. The Colorado unemployment rate has ranged between 4.9 percent and 5.1 percent since March 2004.

     Colorado personal income in first quarter 2004 was 3.7 percent higher compared with first quarter 2003. Wage and salary disbursements, which represent more than 55 percent of personal income, were 1.4 percent higher.

     The U.S. Bureau of the Census reported that the total number of housing permits issued through June 2004 rose 24.1% compared with the same period in 2003. Single-family home permits increased 22.2% while multi-family home permits grew 34.9%.

     REVENUES AND EXPENDITURES. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "UNAPPROPRIATED RESERVE"). For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4 percent. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "EMERGENCY RESERVE"). The minimum Emergency Reserve is set at 3 percent for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5 percent of Colorado personal income or (ii) 106 percent of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

     On November 3, 1992, voters in Colorado approved a constitutional amendment (the "AMENDMENT") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("DISTRICTS"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10 percent of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

     The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes. There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

     Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

     The Taxpayer's Bill of Rights ("TABOR"), Article X, Section 20 of the Colorado State Constitution, limits the state's revenue growth to the sum of inflation plus population growth in the previous calendar year.

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     According to the OSPB. after logging TABOR revenue surpluses for five years, the TABOR surplus vanished in FY 2001-02 and remained absent through FY 2003-04. The TABOR surplus disappeared because of the recession, Amendment 23, and the growth dividend. In FY 2004-05, the TABOR surplus reappears, totaling $53.1 million. From FY 2005-06 through the remainder of the forecast, the TABOR surplus is expected to range between $290 million and $950 million. The September 2004 OSPB forecast for the FY 2004-05 TABOR surplus is slightly lower than was forecast in June 2004, while the TABOR surpluses in FY 2005-06 and beyond are generally slightly higher. There are several reasons for the change. First, TABOR revenues received in FY 2003-04 were higher than anticipated in June 2004, permitting more of the growth dividend to be used in FY 2003-04. This raises the FY 2004-05 TABOR limit, which in turn, lowers the amount of the FY 2004-05 TABOR surplus, all things equal. Minor adjustments were also made to the FY 2004-05 General Fund and cash fund forecasts in light of the recent deceleration in national economic growth. Meanwhile, exceptionally low inflation in 2004 will result in a lower TABOR limit in FY 2005-06. The TABOR surplus in FY 2005-06 will thus increase.

     In FY 2003-04, the state's General Fund ended the year with a $346.3 million reserve. This reserve exceeded the statutory four percent reserve by $122.7 million. Based on the September 2004 OSPB revenue projections and the FY 2004-05 appropriation level, FY 2004-05 revenues will exceed the statutory four percent reserve requirement by $13.9 million. Under current law, two-thirds of this excess will be distributed to the Highway Users Tax Fund and one-third will be distributed to the Capital Construction Fund. General Fund revenues are expected to increase 3.5 percent in FY 2004-05 compared with FY 2003-04. This is a slightly slower pace than was reported in the June 2004 OSPB economic forecast. Colorado economic activity generally mirrors national economic activity and the national economy slowed in second quarter 2004. The subdued pace of economic growth at the national level is reflected in the September 2004 OSPB forecast for Colorado General Fund revenues.

     DEBT MANAGEMENT. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

     Each Colorado Trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "COLORADO MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

     The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("COLORADO") or counties, municipalities, authorities or political subdivisions thereof (the "BONDS") the interest on which is expected to qualify as exempt from Colorado income taxes.

     Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited and held in the Trust. However, although Chapman and Cutler LLP expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by Colorado that is applicable to individuals and corporations (the "STATE INCOME TAX"). This opinion does not address the taxation of persons other than full time residents of Colorado.

     We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the State Income Tax. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

     In the opinion of Chapman and Cutler LLP, in summary under existing Colorado law:

          Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

          With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

               (1) Each Colorado Unitholder will be treated as owning a PRO RATA share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have if the Colorado Unitholder directly owned the assets of the Colorado Trust;

               (2) Interest on Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

               (3) Any proceeds paid under an insurance policy or policies, if any, issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds PROVIDED that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary, and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds;

               (4) Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

               (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

               (6) If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

     Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

     Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult with tax advisors as to the applicability of any such collateral consequences.

     FLORIDA TRUSTS. ECONOMIC OUTLOOK. Florida's economy grew in fiscal year 2002-03 but at a slower rate than might be expected in an economic recovery. Even so, compared to the rest of the nation, Florida performed relatively better. While the U.S. experienced a decline in non-farm employment in fiscal year 2002-03, Florida posted positive growth, had a lower unemployment rate, and stronger income growth rate. This performance could be attributed to favorable natural, economic, and tax environments, and a growing population that fuels increased demand for goods and services.

     A major element of Florida's economy is the construction sector. Because of low interest rates, housing starts spiked in fiscal year 2002-03. The strong performance of the housing market is expected to peak in fiscal year 2003-04. Total construction employment, which added 6,800 jobs in fiscal year 2002-03, is anticipated to create 13,400 more jobs in fiscal year 2003-04. Total residential construction expenditures increased 18.6 percent in fiscal year 2002-03 and are projected to rise 8.9 percent in fiscal year 2003-04. These represent a major stimulus to the economy as well as an increase to state revenue.

     Florida has remained top ranked in the nation in total job growth and has the fastest job growth rate among the ten most populous states. Florida's non-farm employment growth grew 1.1 percent in fiscal year 2002-03, adding 81,600 jobs, led by gains in the construction, financial, government and services industries. Eighty four percent of the job increase in fiscal year 2002-03 was from services. With the strengthening economy, non-farm employment is anticipated to add 113,000 jobs in fiscal year 2003-04, pushing wages and salaries to rise 5.3 percent. The unemployment rate is anticipated to slightly decline from 5.36 percent in fiscal year 2002-03 to 5.20 percent in fiscal year 2003-04.

     Population has been a major source of increased economic activity in Florida, growing by 381,000 in fiscal year 2002-03. An estimated 369,000 will be added to the state's population in fiscal year 2003-04. Over the next ten years, population growth is estimated to reach 3.3 million. Population growth has been a major driver of Florida's sustained expansion as the demand for housing, durable and non-durable goods and other services continues to increase. The projected growth in population will continue to fuel the state's economic expansion.

     Florida crops and businesses were severely damaged by Hurricanes Jeanne, Frances, Charley and Ivan in 2004. The long-term effects of these hurricanes on the Florida economy as a whole cannot be predicted.

     REVENUES AND EXPENDITURES. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures. Total revenues and total expenditures at the end of the 2002-2003 fiscal year (June 30, 2003) were approximately $46.5 billion and $48.3 billion, respectively--a deficiency of approximately $1.8 billion. The total fund balance at June 30, 2003 for governmental funds was $12.6 billion.

     DEBT MANAGEMENT. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all

Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

     Section 11 of Article VII of the State Constitution authorizes the State to issue general obligation bonds and revenues bonds to finance or refinance the cost of state fixed capital outlay projects authorized by law. General obligation bonds are secured by the full faith and credit of the State and payable from the proceeds of various taxes. Revenue bonds are payable from funds that receive legally restricted revenues. The Division of Bond Finance of the State Board of Administration has the responsibility to issue all state bonds.

     Florida's outstanding general obligation bonds at June 30, 2003, totaled approximately $16 billion and were issued to finance capital outlay for educational projects of local school districts, community colleges and state universities, environmental protection and highway construction.

     BOND RATINGS. Florida maintains a high bond rating from Moody's (Aa2), Standard and Poor's (AA+), and Fitch (AA) on all State general obligation bonds. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     LITIGATION. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the state's financial position.

     Florida's 1997 tobacco settlement is expected to total approximately $13 billion over the initial 25-year period. As of June 30, 2003, the state has received approximately $3.8 billion from the settlement. The settlement anticipates that the state will use the funds for children's health care coverage and other health-related services and for mandated improvements in state enforcement efforts regarding the reduction of sales of tobacco products to minors.

     Each Florida Trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "FLORIDA MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

     The bonds issued by the State of Florida or its political subdivisions (the "FLORIDA BONDS") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Florida Bonds were exempt from the Florida intangibles tax. The bonds issued by Puerto Rico or its authority (the "PUERTO RICO BONDS") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Puerto Rico Bonds and the interest thereon is exempt from all state and local income taxation. Neither the sponsor nor its counsel have independently reviewed such opinions or examined the bonds to be deposited in and held by the Florida Trust and they have assumed the correctness as of the date of deposit of the opinions of bond counsel and that the bonds are and will continue to be exempt from such taxes. It is assumed for the purposes of the opinion below the bonds constitutes debt for Federal income tax purposes/

     "NON-CORPORATE UNITHOLDER" means a Unitholder of the Florida Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "CORPORATE UNITHOLDER" means a Unitholder of the Florida Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 220, Florida Statutes.

     In the opinion of Chapman and Cutler LLP, in summary under existing law:

          For Florida state income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

          Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida Trust. Any amounts paid to the Florida Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

          Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non-business income" as defined by Chapter 220 or is otherwise allocable to Florida under Chapter 220, Florida Statutes. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220, Florida Statutes and if such income is otherwise allocable to Florida under Chapter 220, Florida Statutes. However, no opinion is expressed with respect to the treatment under Chapter 220, Florida Statutes of any such income that is attributable to the Puerto Rico Bonds.

          Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code of 1986, as amended.

          Neither the Bonds nor the Units will be subject to the Florida AD VALOREM property tax, the Florida intangible personal property tax or the Florida sales or use tax.

     Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

     MICHIGAN TRUSTS. ECONOMIC OUTLOOK. Michigan's economy continues to suffer from the effects of a prolonged national economic slowdown. While the U.S. economy shows tentative signs of improvement, the manufacturing sector traditionally is slower to recover than other sectors of the economy. With little focus on restoring manufacturing strength nationally, the national economic recovery has been slow to reach Michigan. Michigan has lost some 300,000 jobs in the last three years, a disproportionate share of the nearly 2.4 million jobs lost in the nation during this time.

     Michigan's largest taxes are the individual income tax and sales and use taxes. There is a strong correlation between income tax collections and salaries and wages. After three years of declining or flat growth, salaries and wages were forecast to rise by 2.4 percent in fiscal year 2003-2004 and 4.6 percent in fiscal year 2004-2005. Sales and use taxes, on the other hand, are more directly correlated with disposable income, which was forecast to increase by 5.1 percent in fiscal years 2003-2004 and 2004-2005. Disposable income was forecast to use faster than salaries and wages because of federal tax cuts and inflation rates below the growth in salaries and wages. However, these increases do not necessarily translate directly into increased state revenues. The State estimates that combined General Fund and School Aid Fund revenues will be down
1.2 percent in fiscal year 2003-2004 and will increase only 2.1 percent in fiscal year 2004-2005. The discrepancy between the personal income forecasts and the revenue estimates can be attributed to a number of factors, included shifts in federal policies that reduce state revenues, a state income tax rate cut scheduled to go into effect on July 1, 2004 and low consumer confidence.

     The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe. In addition, the State is party to a number of lawsuits and legal actions, some of which, if determined adversely to the State, could have a materially adverse impact on the State's finances.

     REVENUES AND EXPENDITURES. In recent years, the State of Michigan has, except as described below, reported its financial results in accordance with generally accepted accounting principles. At the end of fiscal year 2002-2003, its governmental funds reported fund balances of $3.3 billion. Of this total amount, $712.5 million constituted unreserved fund balance, which is available for appropriation for the general purposes of the funds. The General Fund ($174.0 million), the School Aid Fund ($113.7 million), and transportation-related funds ($305.9 million) comprised a significant portion of the unreserved fund balance. The remainder of fund balance is reserved and is not available for new spending because it has already been dedicated for various commitments, such as capital outlay projects.

     The General Fund is the chief operating fund of the State. At the end of fiscal year 2002-2003, unreserved fund balance of the General Fund was $174.0 million and reserved fund balance was $1.1 billion. Total fund balance diminished during the fiscal year by $466.3 million (or 26.2 percent), primarily because of lower tax collections during the economic downturn.

     During fiscal year 2003, the State was faced with difficult budget challenges resulting in significant expenditure reductions. In December 2002, Executive Order 2002-22 was issued authorizing expenditure reductions totaling $230.6 million and transfers of unexpended balances and excess revenues from restricted revenue sources totaling $106.8 million to be used as general fund - general purpose revenues. In February 2003, the Governor issued Executive Order 2003-03, authorizing additional expenditure reductions of $145.3 million, consisting of general fund - general purpose reductions of $125.5 million and $19.8 million in special purpose funding reductions.

     General Fund revenues were expected to continue to decline in the fiscal year 2003-2004. Corresponding reductions in spending and other measures were expected to help ensure that the fund balance remained positive.

     In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

     The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. In order to comply with this requirement, the State refunded approximately $113 million through income tax credits for the 1995 calendar year.

     There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

     The Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

     In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, DURANT V. STATE OF MICHIGAN, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

     The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1% or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. In order to comply with this requirement, the State refunded approximately $113 million through income tax credits for the 1995 calendar year.

     There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

     The Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of AD VALOREM taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their AD VALOREM property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the AD VALOREM tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

     DEBT MANAGEMENT. The State Constitution authorizes general obligation long-term borrowing, subject to approval by the Legislature and a majority of voters at a general election. During fiscal year 2002-2003 the State issued general obligation debt totaling $316.8 million, including $200.0 million for conservation and recreation projects (the Clean Michigan Initiative) and $116.8 million to provide funds to loan to school districts.

     RATINGS. State of Michigan general obligation bonds are rated AA+ by Standard & Poor's, Aa1 by Moody's and AA+ by Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted

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that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Michigan Trust is susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal obligations (the "MICHIGAN MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain Michigan constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Michigan and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Michigan or contained in Official Statements for various Michigan Municipal Obligations.

     At the time of the closing for each Michigan Trust, Special Counsel to each Michigan Trust for Michigan tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:

     The Michigan Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Counsel to the Sponsor as to the applicability of Federal income tax laws under the Internal Revenue Code of 1986, as currently amended, to the Michigan Trust and the Unitholders.

     Under the income tax laws of the State of Michigan, the Michigan Trust is not an association taxable as a corporation; the income of the Michigan Trust will be treated as the income of the Unitholders of the Michigan Trust and be deemed to have been received by them when received by the Michigan Trust. Interest on the Bonds in the Michigan Trust which is exempt from tax under the Michigan income tax laws when received by the Michigan Trust will retain its status as tax exempt interest to the Unitholders of the Michigan Trust.

     For purposes of the Michigan income tax laws, each Unitholder of the Michigan Trust will be considered to have received his PRO RATA share of interest on each Bond in the Michigan Trust when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Unit, to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each Unit to a Unitholder will be established and allocated for purposes of the Michigan income tax laws in the same manner as such cost is established and allocated for Federal income tax purposes;

     Under the Michigan Intangibles Tax, the Michigan Trust is not taxable and the PRO RATA ownership of the underlying Bonds, as well as the interest thereon, will be exempt to the Unitholders to the extent the Michigan Trust consists of obligations of the State of Michigan or its political subdivisions or municipalities, or of obligations of the possessions of the United States. The Intangibles Tax is being phased out, with reductions of 25% in 1994 and 1995, 50% in 1996, and 75% in 1997, with total repeal effective January 1, 1998.

     The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity," as defined in the Act. Under the Single Business Tax, both interest received by the Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan Trust or the Unitholders. If the Michigan Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Unit, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an

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amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law.

     Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of Bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

     As the Tax Reform Act of 1986 eliminates the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan Trust disposes of a Bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

     MISSOURI TRUSTS. ECONOMIC OUTLOOK. The State provides a range of services in the areas of agriculture, education, health and social services, transportation systems, public safety, law enforcement, judicial systems, economic development, conservation and natural resources, labor relations, and general administration.

     The State operates on a legally adopted budget in order to ensure compliance with legal provisions embodied in the annual appropriated budget passed by the General Assembly and approved by the Governor prior to the beginning of the fiscal year. If appropriations are not sufficient for a fiscal year, supplemental amounts are requested during the next legislative session by the same process that original appropriations are requested. Budgetary control is maintained at the departmental level. Expenditures cannot exceed the appropriation amounts at the individual appropriation level. Also, the Governor has the authority to reduce the allotments of appropriations in any fund if it appears that the revenue estimate will not be met. Unexpended appropriations lapse at the end of each appropriation year, unless reappropriated to the following appropriation year.

     According to the Missouri Department of Economic Development, Missouri's unemployment rate has generally been below the U.S. rate, sometimes by a half point or more. The state's rate peaked from May 2003 to August 2003 at 5.8 percent and began to edge down after August. The rate dropped to an unusually low 4.7 percent in January of 2004 and has moved irregularly since. Sometimes, unemployment can rise even when employment is growing strongly. One explanation for this phenomenon is the "encouraged worker effect." Workers who left the labor force when conditions were not promising begin to look for work again when the employment situation begins to brighten. Those entrants to the labor force who do not immediately find work are counted as unemployed.

     The rate of 5.2 percent in June 2004 is six-tenths of a point lower than it was a year earlier and in fact lower than in any month in 2002 or 2003. About 19,000 fewer Missourians are unemployed now than in June 2003. The national rate moved upward to a peak of 6.3 percent in June 2003. It has since receded to 5.6 percent.

     MAJOR INITIATIVES. Balancing Missouri's budget in fiscal year 2003 was achieved through sound financial management. A conservative consensus revenue estimate was agreed to by the Governor and General Assembly. However, the estimate was revised in December 2002 and May 2003 as the continued effect of the recession, the terrorist attacks, the war in Iraq, and the falling stock market on the State's revenue collections became clearer.

     Personal income trends indicate that Missouri can expect moderate growth during fiscal year 2004. In future years, Missouri will continue to focus on controlling the growth of mandatory programs through various cost-

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effective alternatives. Major funding priorities include education, health care, correctional facilities, and economic development.

     REVENUES AND EXPENDITURES. The slumping economy, federal tax cuts that sap state revenue, and rapidly increasing health care costs have required decisive action each year to balance the budget. While the federal government is allowed to run a deficit, Missouri state government must balance its budget each year.

     Missouri's constitutional revenue and spending limit ("ARTICLE X") provides that over time the growth in state revenues and spending cannot exceed the growth in Missouri Personal Income. The Missouri Constitution requires that the revenue and spending limit formula use the personal income figure supplied by the United States Department of Commerce Bureau of Economic Analysis (BEA). The personal income statistics are designed to measure current economic activity. Changes have been made in the methodology for computing the personal income statistics in recent years with significant effect on the state's revenue limit. In 1998 the BEA implemented a change that significantly lowered the revenue and spending limit beginning in Fiscal Year 1999. Personal income is the sum of all wages and salaries, proprietors and rental income, interest and dividend income, and transfer payments (such as social security and welfare). Personal income has never included capital gains made on direct investment in the stock market. In 1998, the BEA concluded that they were including capital gains made by mutual funds that invest in the stock market. The personal income statistics published by the BEA now deduct the value of mutual funds' capital gains from personal income - about a $2 billion reduction in Missouri Personal Income.

     Strong economic growth resulted in revenues above the total state revenue limit in fiscal years 1995 through 1999. The State has refunded to Missouri income taxpayers the entire $978.7 million in excess revenue for those years. All Article X refunds were initially paid from the General Revenue Fund and various other funds reimbursed their share of the refund liability through operating transfers to the General Revenue Fund as appropriated by the General Assembly. The total amount reimbursed from other funds is $168.1 million. However, in the fiscal years 2000-2003, the State was well below the revenue limit. Currently, revenue is under the limit by more than $1 billion.

     The Missouri Merchants and Manufacturer's Association filed a lawsuit to obtain a judicial determination of certain issues relative to this calculation. The lawsuit (Missouri Merchants and Manufacturer's Association et al v. State of Missouri Case No. 99-CV-323530) was remanded with instructions to the Circuit Court of Cole County after an appeal to the Missouri Supreme Court. In fiscal year 2003, $6 million of Article X refunds relating to prior years revenue receipts were paid based on the Cole County Circuit Court decision regarding the treatment of refundable tax credits in the total state revenue calculation.

     The Missouri Merchants and Manufacturer's Association filed an additional lawsuit to obtain a judicial determination of certain issues relative to this calculation. The lawsuit (Missouri Merchants and Manufacturer's Association et al v. State of Missouri, Case No. 00-CV-325457) was dismissed on April 22, 2002.

     TOBACCO SETTLEMENT. In November 1998 the National Association of Attorney Generals announced a national settlement agreement with five major tobacco companies. Attorney General Jay Nixon accepted the proposed agreement on behalf of the State of Missouri. The agreement is the largest settlement ever achieved by the State of Missouri. Over the next 25 years, the state will receive approximately $4.5 billion before the settlement's adjustments for inflation and discounts.

     In May 2001, Missouri received its first payment of the tobacco settlement proceeds. It is estimated that the state will receive about $160 million during Fiscal Year 2004. The Governor has recommended using a portion of the tobacco settlement proceeds to pay for core health care programs while retaining a portion for the most critical investments that will improve the lives of Missourians in the futures.

     In 2002, the Governor recommended that the General Assembly pass legislation that would allow the state to sell a portion of the tobacco settlement proceeds in a process called "securitization." The General Assembly passed SB 1191 (2002) to give the state this option for up to 30 percent of the tobacco settlement proceeds. Tobacco securitizations have been completed by other states and are somewhat similar to revenue bond borrowing.

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     DEBT MANAGEMENT. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.

     The State's general obligation debt limit at June 30, 2003, was $1,776,000,000 of which $336,505,760 was unissued. The general obligation debt position of the State at June 30, 2003, was as follows: General obligation bonded debt (net of amount available in governmental funds) - $860,730,000; Debt per capita for general obligation debt - $151.06.

     During fiscal year 2003, $52,155,000 of the bonds were retired and $45,000,000 of new bonds were issued. At year-end, the total general obligation debt outstanding was $900,745,000 and the interest rate range was 3.0-7.0%.

     RISK MANAGEMENT. The State attempts to minimize credit and market risks while maintaining a competitive yield on its investments. Approximately 82% of investments held by the State and subject to risk categorization at June 30, 2003, are classified in the lowest risk category as defined by the Governmental Accounting Standards Board. All deposits invested by the State Treasurer are either insured by federal depository insurance or collateralized.

     RATINGS. State of Missouri general obligation bond issues are rated as follows: Standard & Poor's - AAA; Moody's - Aaa; and Fitch - AAA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Missouri Trust is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "MISSOURI MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

     The assets of each Missouri Trust will consist of interest-bearing obligations issued by or on behalf of the State of Missouri (the "STATE") or counties, municipalities, authorities or political subdivisions thereof (the "MISSOURI BONDS") or by the Commonwealth of Puerto Rico or an authority thereof (the "POSSESSION BONDS") (collectively, the "BONDS").

     Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in each Missouri Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("MISSOURI STATE INCOME TAX"). It is assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Missouri Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Missouri Bonds is exempt from the Missouri state income tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation.

     Neither the Sponsor nor its counsel has made any review for the Missouri Trusts of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of Missouri.

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     In the opinion of Chapman and Cutler LLP, in summary under existing law:

               (1) The Missouri Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri Trust will be treated as the owner of a PRO RATA portion of the Missouri Trust and the income of such portion of the Missouri Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

               (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Missouri Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

               (3) Each Unitholder of the Missouri Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Missouri Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

               (4) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from Missouri State Income Tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Missouri Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

               (5) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.

               (6) The Missouri Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

     Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

     NEW YORK TRUSTS. ECONOMIC CONDITION AND OUTLOOK. The events of September 11, 2001 had a significant impact on the economies of New York State and the nation. An economic slowdown was already developing, and in early 2001 the Federal Reserve's Open Market Committee had begun a series of dramatic rate reductions in an effort to prevent the slowdown from turning into a serious recession. The annualized rate of growth in the Gross Domestic Product (GDP), a measure of the nation's output of goods and services, averaged 1.1% in the fourth quarter of 2000, but then declined by 0.6% in the first quarter of 2001 and by 1.6% in the second quarter. Business investments were declining and inventories were being reduced, and the pace of consumer spending had slowed somewhat.

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     As the site of one of the terrorist attacks, the impact on New York State's economy was greater than in other parts of the nation. New York had lagged behind the recovery from the early 1990s recession, and it was only in recent years that the State's economic performance had improved. The rate of job growth had slowly built through the late 1990s, reaching 2.7% in 1999, an increase which ranked 14th among the 50 states. As the economy began to slow in 2000, the State's rate of job growth slipped to 2.1%, and its ranking slid to 23rd. However, there are signs that both the national economy and the economy of New York are improving. On a seasonally adjusted basis, New York State employment began to grow again in the summer of 2003, the recovery of the New York City economy has contributed to the economic improvement of the state as a whole.

     Unemployment rates also rose as the economy slowed. The recession and the World Trade Center attack had a greater impact upon the State's job market than the national job market. The industries in the State that were hit the hardest were manufacturing, information, financial activities, and professional and business services. After New York State's unemployment rate steadily declined, reaching its lowest level in early 2001, the rate rebounded as the long boom of 1990s came to an end. The State's unemployment rate for 2003 was 6.3%, compared with the national rate of 6.0%. As of August 2004, the State's unemployment rate stood at 5.6% compared with the national rate of 5.4%. New York City's unemployment rate was 5.4% (not seasonally adjusted) in August 2004.

     The State's per person personal income in 2003 ($36,296) continues to be higher than that of the U.S. ($31,459). The State's per person personal income increased by 2.1% in 2003, while per person personal income in the nation grew by 2.2%. The State ranked sixth highest in per person personal income in 2003.

     GENERAL GOVERNMENT RESULTS. An operating surplus of $3.0 billion is reported in the General Fund for fiscal year 2003-04. As a result, the General Fund now has an accumulated deficit of $281 million. The State completed its fiscal year ended March 31, 2004 with a combined Governmental Funds operating surplus of $3.2 billion as compared to a combined Governmental Funds operating deficit in the preceding fiscal year of $4.3 billion. The Governmental Funds 2003-04 operating surplus of $3.2 billion included operating surpluses in the General Fund of $3.0 billion and Other Governmental Funds of $198 million.

     The State's financial position as shown in its Governmental Funds Balance Sheet as of March 31, 2004 includes a fund balance of $6.2 billion represented by liabilities of $19.7 billion and by assets available to liquidate such liabilities of $25.9 billion. The Governmenal Funds fund balance includes a $281 million accumulated General Fund deficit.

     DEBT ADMINISTRATION. There are a number of methods by which the State may incur debt. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non-voter approved debt). Non-voter approved long-term financing at March 31, 2004 includes debt obligations the State pays pursuant to contractual obligations it entered into with the issuer. Such obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities--thus it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio--which includes debt reported in both governmental and business-type activities combined--to include variable rate securities equal to 15% of total bonds outstanding and interest rate exchange agreements (Swaps) equal to 15% of total bonds outstanding. At March 31, 2004 the State had $1.9 billion in State-supported variable rate bonds outstanding and $5.5 billion in variable rate bonds outstanding that were subject to Swap agreements resulting in effective fixed rates, subject to certain risks. In addition, the State had $2.4 billion in convertible bonds that, at various dates in the future, can remain in a fixed rate mode, at new fixed rates to be established at future mandatory tender dates, or convert to a variable rate. At March 31, 2004 variable rate bonds, net of those subject to fixed rate Swaps, were equal to 4.7% of the State-supported bonded debt portfolio. Total Swap agreements of $5.5 billion equaled 13.5% of the total portfolio of bonded State-supported debt. At March 31,

                                       35
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2004 the State had $46.9 billion in bonds, notes and other financing agreements outstanding compared with $39.3 billion last year, an increase of $7.6 billion.

     The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. Currently, the State has $1.0 billion in authorized but unissued bond capacity that can be used to issue bonds for specifically approved purposes. The State may issue short-term debt without voter approval in anticipation of the receipt of tax and revenues or proceeds from duly authorized but not issued general obligation bonds.

     The State Finance Law, through the Debt Reform Act of 2000 (the Act), also imposes phased-in caps on new debt issued and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State-supported debt but does not require that the capital works or projects be limited to State-owned projects. Debt issued prior to the Act and State-related debt including the Tobacco Revenue Bonds issued subsequent to the date of the financial statements to finance a portion of last year's budgetary deficit are not subject to the Act.

     During 2002 the State enacted legislation providing for the issuance of State Personal Income Tax Revenue Bonds (PIT) to be issued by several State Public Benefit Corporations. The legislation provides that 25% of personal income tax receipts, excluding refunds owed to taxpayers, be deposited to the Other Governmental Funds for the purpose of making debt service payments on these bonds with excess amounts returned to the General Fund. The first PIT bonds were issued in May 2002 and approximately $3.3 billion were outstanding as of March 31, 2004.

     The construction of certain State office buildings, campus facilities, and other public facilities has been financed through bonds and notes issued by public benefit corporations or local governments pursuant to lease/purchase agreements with the State. These lease/purchase contracts are capital leases for which the State's rental payments over the duration of the agreements constitute long-term liabilities. The amount included in obligations under lease/purchase and other financing arrangements consists of total future principal payments and equals the outstanding balance of the related bonds and notes. Reporting relative to capitalized interest is also not included for leased capital assets.

     BOND RATINGS. The State's general obligation bonds are rated AA by Standard and Poor's, A2 by Moody's and AA- by Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     RISK MANAGEMENT. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damage. However, the State does have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

     LITIGATION. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of State and Federal laws.

     Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

     Subsequent to year end, the Court of Appeals directed the State of New York to put in place reforms to school financing and governance designed to redress the funding mechanism for school aid. Because the court did not specify the manner in which to implement these reforms, no provision for potential exposure is made in the accompanying basic financial statements.

     Actions commenced by several Indian nations which include the St. Regis Mohawk Indian Nation, the Oneida Indian Nation and the Cayuga Indian Nation claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of thousands of acres of land as well as compensatory and punitive damages.

     In addition, the State is party to other claims and litigation that its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position.

     With respect to pending and threatened litigation, the State has reported, in the governmental activities, liabilities of $771 million for awarded and anticipated unfavorable judgments.

     At the time of the closing for each New York Trust, Special Counsel to each New York Trust for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:

     The New York Trust is not an association taxable as a corporation and the income of the New York Trust will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York, in the same manner as for Federal income tax purposes (subject to differences in accounting for discount and premium to the extent the State and/or City of New York do not conform to current Federal law).

     Individuals holding Units of the New York Trust who reside in New York State or City will not be subject to State and City personal income tax on interest income which is excludable from Federal gross income under Section 103 of the Internal Revenue Code of 1986 and derived from any obligation of New York State or a political subdivision thereof, although they will be subject to New York State and City personal income tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed; and

     For individuals holding Units of the New York Trust who reside in New York State or City, any proceeds paid to the Trustee under the applicable insurance policies which represent maturing interest on defaulted obligations held by the Trustee will not be subject to New York State or City personal income tax if, and to the same extent as, such interest would not have been subject to New York State or City personal income tax if paid by the issuer of the defaulted obligations.

     OHIO TRUST. GENERALLY. Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

     In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%), then lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%), and
then higher again in 2003 (6.2% vs. 6.0%). The unemployment rate and its effects vary among geographic areas of the State.

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

     REVENUES AND EXPENDITURES. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund
(GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

     Recent biennium ending GRF balances were:

     BIENNIUM     FUND BALANCE        CASH BALANCE
     1992-93      $111,013,000       $ 393,634,000
     1994-95       928,019,000       1,312,234,000
     1996-97       834,933,000       1,367,750,000
     1998-99       976,778,000       1,512,528,000
     2000-01       219,414,000         817,069,000
     2002-03        52,338,000         396,539,000

     CURRENT BIENNIUM. The GRF appropriations bill for the Fiscal Year 2004-05 biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor June 26. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bill as introduced and in the bill's versions as passed by the House and the Senate, and in the Act as passed and signed.

     The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized

     GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

     The above expenditure levels reflect among other expenditure controls in the Act: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Years 2000 and 2001 or the amount that would have been distributed under the standard formula.

     The GRF expenditure authorizations for the biennium also reflect and are supported by revenue enhancement actions contained in the Act including:

     A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies. On December 15, 2003, initiative petitions were filed with the Ohio Secretary of State proposing an earlier reduction (back to five percent) of the State sales tax. If the Secretary of State certifies the sufficiency of the petition signatures for this initiative, the proposal will be forwarded for General Assembly action within four months. If the General Assembly takes no action, or acts to reject or passes the law in amended form, the petitioners may collect additional signatures to submit the proposal to the voters at the November 2004 general election, with the proposed early reduction to take effect 30 days thereafter if approved by the voters.

     Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to a legal challenge.)

     Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

     Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

     Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

     The Act also authorizes and the Office of Budget and Management (OBM) plans to transfer into the general revenue fund on or before June 30, 2004 up to $242,800,000 of proceeds received from the national tobacco settlement. In addition, the Act reflects the draw down during the biennium of an additional $582,000,000 of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

     Based on regular monthly monitoring of revenues and expenditures, OBM on March 8 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor on March 8 ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000 and set forth plans to reduce State spending by approximately $200,000,000 for Fiscal Year 2005, including a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Those annualized reductions are one percent in Fiscal Year 2004 and two percent in Fiscal Year 2005 for corrections, youth services, mental health, and mental retardation and developmental disabilities; and four percent in Fiscal Year 2004 and six percent in Fiscal Year 2005 for other departments and agencies. Expressly excluded from those reductions are debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. OBM currently anticipates the balance of those revenue reductions will be offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

     CASH FLOW. Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies often occur in some months, particularly the middle months, of a Fiscal Year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior Fiscal Years) and the use of the Total Operating Fund
(TOF). The State has not done and does not do external revenue anticipation borrowing.

     The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited by statute to 10% of GRF revenues for the then preceding Fiscal Year.

     The State has planned for and has encountered some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 11 months in Fiscal Year 2003 to four months in Fiscal Years 1995, 1997 and 2000. The highest GRF end-of-month cash flow deficiencies were $1,152,152,000 in 2001, $1,449,546,000 in 2002 and
$1,623,028,000 in 2003. GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

     Also, as discussed above, the State is effectively precluded by law (including its Constitution) from ending a Fiscal Year or a biennium in a "deficit" position. The Governor and his administration, and the General Assembly, continue to monitor developments on both the revenue and expenditure sides and evaluate pending and further actions to respond to financial developments to ensure a positive GRF ending fund balance.

     DEBT MANAGEMENT. The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that "Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state."

     By 17 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

     State special obligation debt, the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest, is authorized for specified purposes by Section 2i of
Article VIII of the Constitution. Debt service payments are subject to biennial appropriations by the General Assembly pursuant to leases or agreements entered into by the State.

     The Ohio Building Authority (OBA) issues special obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services and others (DAS), the Department of Transportation
(ODOT) and the Department of Public Safety (DPS); juvenile detention facilities for the Department of Youth Services (DYS) and other governmental entities; Department of Rehabilitation and Correction (DRC) prisons and correctional facilities including certain local and community-based facilities; office buildings for the Bureau of Workers' Compensation (BWC) and Department of Natural Resources (DNR); Ohio Arts and Sports Facilities Commission (ASFC) facilities; and school district technology and security facilities. The Treasurer (replacing the Ohio Public Facilities Commission (OPFC) for the purpose) issues obligations for mental health and parks and recreation purposes, and has previously issued obligations for certain elementary and secondary school facilities. Debt service on obligations issued under Section 2i is paid from GRF appropriations, with the exception of debt issued for ODOT and DPS facilities which is paid from highway user receipts and for BWC facilities which is paid from the BWC Administrative Cost Fund.

     A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

     In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. Annual State payments under those agreements reach a maximum of $79,602,448 in Fiscal Year 2005. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

     ECONOMIC DEVELOPMENT AND REVITALIZATION. A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds (excluding bonds issued to meet guarantees, if any) may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional loan moneys for facilities and equipment. $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The State, in July 2003, issued $50,000,000 in bonds for Innovation Ohio projects followed by a November 2003 issuance of $50,000,000 in bonds for research and development projects. Pursuant to a 2000 constitutional amendment, the State has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $26,777,576 in Fiscal Year 2009.

     Certificates of Participation. State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued that represent fractionalized interests in or are payable from the State's anticipated payments. The number and amount of COPs issued in connection with those agreements have varied and will continue to vary. The maximum annual payment under those agreements, primarily made from GRF appropriations, is $3,265,375 in Fiscal Year 2023. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. Generally, the OBM Director's approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

     Revenue Bonds. Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax monies may not be obligated or pledged.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on state or local finances generally, will not adversely affect the market value of Ohio obligations or the ability of particular obligors to make timely payments of debt service on those obligations.

     Ohio's credit ratings for general obligation debt are Aa1 by Moody's and AA+ by Fitch. Standard & Poor's rates the State's general obligation debt AA+, except for Highway Capital Improvement Obligations, which Standard & Poor's rates AAA.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State of Ohio, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     LITIGATION. Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years. The Court directed the General Assembly "to enact a school-funding scheme that is thorough and efficient, as explained in [its prior decisions in 1997 and 2000], and the accompanying concurrences".

     In its prior decisions, the Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity. With particular respect to funding sources, the Court concluded in 1997 and 2000 that property taxes no longer may be the primary means of school funding in Ohio.

     On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with court orders in that case, and on March 7 the State filed a motion in the Supreme Court to preclude the trial court's consideration of that motion by the plaintiffs.

     Other litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services (ODHS, now Ohio Department of Job and Family Services (ODJFS)) former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals ruled in favor of ODHS; plaintiffs' petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current Fiscal Year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals has certified the class action and notice has been sent to the members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with that Court. In March 2004, the trial court issued a decision finding no liability with respect to ODJFS. The plaintiff class has filed an appeal from that decision to the Franklin County Court of Appeals. That appeal is currently pending.

     It is not possible at this time to state what or when the General Assembly's further responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current biennium) or on specific state operations.

     Each Ohio Trust is susceptible to political, economic or regulatory factors affecting issuers of Ohio municipal obligations (the "OHIO MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain Ohio constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Ohio and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Ohio or contained in Official Statements for various Ohio Municipal Obligations.

TEXAS TRUSTS. ECONOMIC OUTLOOK. After losing jobs in 2002 for the first time in fifteen years, Texas was back on the growth track in 2003. The state added 39,600 jobs from November 2002 through November 2003, but this number paled in comparison to average annual growth levels of 214,000 over the period from 1987 through 2001. The 2003 job recovery did not take hold until the second half of the year, with Texas nonfarm employment advancing over 50,000 jobs from July through November. Manufacturing was clearly hit hardest among industries, losing 30,800 jobs statewide over the past year, but these losses were more than counterbalanced by additions in two other industries. That is, education and health services added 35,000 jobs, while federal, state, and local government--including schools--added 30,700.

     Once again, Texas fared better economically than most of the nation in 2003. Texas continued to be buffeted during the year by a U.S. economy that has been losing jobs since 2001 and has only begun to generate some job growth during the last one-third of 2003. Overall, U.S. employment fell -0.2 percent from November 2002 to November 2003, while the Texas job count inched up by 0.4 percent. Although the state's job growth during 2003 was anemic compared to that of recent decades, Texas added more jobs than all but two states and exceeded two-thirds of the states in the rate of employment growth over the past year.

     The Comptroller's Leading Economic Indicators Index improved during the second half of calendar year 2003. The index is designed to forecast the state's employment growth four to six months in advance. The index has mostly moved downward or laterally since 2000, but found some renewed vigor in 2003, indicating that longawaited economic growth has begun.

     Also after declining through most of three years, consumer confidence in the West South Central States has again achieved a measure of stability. It still bounces in reaction to the most recent political, economic, or business news, but consumer's assessment of present and future economic conditions did improve slightly in 2003. Through much of the year, consumer spending remained fairly strong in Texas, even with new motor vehicle revenues dropping after three years of robust growth. Consumers and businesses did not break down the doors in 2003, but non-auto sales activity, based on sales tax collections, did squeeze out 0.4 percent growth in 2003. Particularly positive was residential construction, which took advantage of low mortgage rates to grow by 9.6 percent in 2003, on the heels of an equally strong boost in 2002.

     The biggest economic problems during the year were a weak manufacturing sector, a still tepid level of business investment, and a weak global economy. These problems contributed to Texas' highest average unemployment rate in ten years, although declines in recent months indicate that it has peaked and is improving now. The business investment downturn badly hurt the state's once-booming industry producing computers, electronic components, telecommunications, and other high tech products, but renewed investment emerging in 2003 gave signs of a recovery here too. Personal consumption spending, federal defense expenditures, and nonresidential construction all rose in Texas in 2003.

     During the first ten months of 2003, Texas averaged 8,204 incorporations per month, for its highest level since the Comptroller's office has tracked this indicator. New business incorporations do not necessarily predict a strong economy, as the number says nothing about the economic viability of newly incorporated businesses. (A layoff may inspire someone to incorporate a business, or incorporations may follow the failure of an owner's previous business.) Still, the ongoing entrepreneurial spirit of Texans is reflected in the unusually large number of Texans taking on the challenges of a new business.

     At the close of calendar 2003, eight of the state's ten leading economic indicators were pointing toward a stronger upcoming state economy. Positive signs included retail sales growth, rises in stock values and oil prices, a growth in housing permits and new business incorporations, fewer initial claims for unemployment compensation, rising consumer confidence, and a rising national index of leading economic indicators. The only two indicators pointing to slower economic growth were a smaller number of helpwanted ads and a shorter average manufacturing workweek than in the previous year.

     The Texas unemployment rate improved for about eight years before rising steeply in 2001 and 2002. Texas' unemployment had fallen from 7.7 percent in 1992 to a monthly low of 3.9 percent in December 2000. As terrorist attacks trampled an already weakened economy, the unemployment rate soared to a peak of
6.8 percent in May 2003 and to a ten-year annual average high of 6.6 percent. Since the summer, however, the percentage of unemployed Texas workers has inched back downward (to 6.3 percent by November). In the early stages of renewed growth, the unemployment rate usually is slow to improve, since employers generally require evidence of a stronger cash flow before they begin renewed hiring. Recent improvement in the unemployment rate is another heartening hint that a new bout of economic growth has taken hold in Texas.

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

     The Texas economy is on track to improve over the next two years. Nationally, increases in output have been boosted by productivity increases not seen in a generation, so one of the slowest economic revivals in over fifty years has finally shown signs of taking hold. Still, boom times are not likely to be around the corner. Texas' economic growth is forecasted to be healthy over the next two years, but the economy is far from overheating. Underlying renewed growth in Texas are an improving national economy, a hefty rise in buying intentions registered by a survey of purchasing executives, a strong uptick of investment (as high tech purchases made in 1999 are being replaced), a boost in export trade resulting from declines in the dollar's value, continued low inflation, and little pressure--for now--to ratchet up mortgage and interest rates.

     The Comptroller's forecast model predicts that Texas' real gross state product will expand by 4.2 percent annually in both 2004 and 2005. This will match forecasted U.S. growth in 2004 and outstrip it as national economic growth matures. With Texas' relatively low costs, a location at the buckle of the nation's fastest growing southern and western regions, and sustained migration into the state, the state's gross product growth is forecast to outperform the U.S. by nearly a percentage point in 2005.

     FINANCIAL ANALYSIS. Total assets of the state on August 31, 2003, were $132.8 billion, a decrease of $0.4 billion. Total liabilities as of August 31, 2003 were $35.7 billion, a decrease of $2.7, or 7 percent. This results in a net asset balance of $97.1 billion in fiscal year 2003, an increase of $2.3 billion, or 2 percent. Of the state's net assets, $55 billion were invested in capital assets, net of related debt, while $36 billion were restricted by statute or other legal requirements and were not available to finance day-to-day operations of the state. Unrestricted net assets were $6.1 billion.

     The state earned program revenues of $47.1 billion and general revenues (including Extraordinary Items) of $28.8 billion, for total revenues (including Extraordinary Items) of $75.9 billion, an increase of $11.3 billion, or 17 percent. The expenses of the state were $73.9 billion, an increase of $5.1 billion, or 7 percent. As a result of revenues exceeding expenses, the state's total net assets increased by $2.3 billion.

     DEBT MANAGEMENT. The state's bonded indebtedness was $15.8 billion, which included new issuances of $3.1 billion in state bonds to finance new construction, housing, water conservation, and other projects. Approximately $2.1 billion in bonded debt was retired or refunded.

     The State of Texas issues both General Obligation bonds and Revenue bonds. Each series of revenue bonds is backed by the pledged revenue source and restricted funds specified in the bond resolution. Most revenue bonds are designed to be self-supporting from a primary revenue source related to the program financed.

     During fiscal year 2003, Texas' state agencies and universities issued $3.1 billion in state bonds to finance new construction, housing, water conservation and treatment, and other projects. General obligation debt accounted for $786 million of state bonds issued in fiscal year 2003. This debt, which can only be authorized by a constitutional amendment, carries the full faith and credit of the state. The remaining $2.3 billion is due to new issuances of revenue bonds, which are serviced by the revenue flows of individual entity projects. Bonds retired were composed of $311 million in general obligation bonds and $346 million in revenue bonds during the year. Also, $442 million in general obligation bonds and $980 million in revenue bonds were refunded. The total outstanding general obligation debt of the state after new issuances, retirements, and refundings as of August 31, 2003, was $5.8 billion. This represents an increase of only $31 million from fiscal year 2002. An additional $5 billion is authorized but has not been issued. Total revenue bonds outstanding were $10 billion, which is an increase of $0.9 billion, or 10 percent, from fiscal year 2002.

     BOND RATINGS. Texas general obligation bonds are rated AA by Standard & Poor's, Aa1 by Moody's and AA+ by Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Texas issuers may be unrelated to the creditworthiness of obligations issued by the State of Texas, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Texas Trust is susceptible to political, economic or regulatory factors affecting issuers of Texas municipal obligations (the "TEXAS MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain Texas constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Texas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Texas or contained in Official Statements for various Texas Municipal Obligations.

     At the time of the closing for the Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas income tax law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

               (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;

               (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

               (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

               (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received thereon, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

     The opinion set forth in clause (2), above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in Section
11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. Art. 852a); or
(iii) by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

     Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.

PUBLIC OFFERING OF UNITS

     PUBLIC OFFERING PRICE. Units of each State Trust are offered at the Public Offering Price thereof. The Public Offering Price per Unit is equal to the aggregate bid side evaluation of the Municipal Bonds in the State

Trust's portfolio (as determined pursuant to the terms of a contract with the Evaluator, by a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities), plus or minus cash, if any, in the Principal Account, held or owned by the State Trust, plus accrued interest to the settlement date divided by the number of outstanding Units of the State Trust, plus the sales charge applicable to a Unit of such State Trust. The sales charge is based upon the dollar weighted average maturity of the State Trust and is determined in accordance with the table set forth below. For purposes of this computation, Municipal Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Municipal Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Municipal Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to the State Trust based upon the dollar weighted average maturity of such State Trust's portfolio, in accordance with the following schedule:

            DOLLAR               PERCENT OF       PERCENT OF
       WEIGHTED AVERAGE            PUBLIC         NET AMOUNT
      YEARS TO MATURITY        OFFERING PRICE      INVESTED
       0 to .99 years               0.00%            0.000%
       1 to 3.99 years              2.00             2.041
       4 to 7.99 years              3.50             3.627
       8 to 14.99 years             4.50             4.712
       15 or more years             5.50             5.820

     The sales charge per Unit will be reduced as set forth below:

                                        DOLLAR WEIGHTED AVERAGE
                                           YEARS TO MATURITY*
                           -----------------------------------------------------
                               4 TO 7.99        8 TO 14.99        15 OR MORE
                                               SALES CHARGE
AMOUNT OF INVESTMENT                   (% OF PUBLIC OFFERING PRICE)
$1 to $99,999                    3.50%             4.50%              5.50%
$100,000 to $499,999             3.25              4.25               5.00
$500,000 to $999,999             3.00              4.00               4.50
$1,000,000 or more               2.75              3.75               4.00

----------
* If the dollar weighted average maturity of a State Trust is from 1 to 3.99 years, the sales charge is 2% and 1.5% of the Public Offering Price for purchases of $1 to $249,999 and $250,000 or more, respectively.

     The reduced sales charges as shown on the preceding charts will apply to all purchases of Units on any one day by the same person from the same Underwriter or dealer and for this purpose, purchases of Units of a State Trust will be aggregated with concurrent purchases of Units as any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charges will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account.

     Employees (and their immediate families) of the Sponsor may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the bid side evaluation of the underlying Securities in the Trust, divided by the number of Units outstanding. Such purchases are not subject to a sales charge nor do they pay a dealer concession. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.

     Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases (see "Public Distribution of Units" within this section) by investors who purchase Units through registered investment advisers, certified financial planners or registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

     The Public Offering Price per Unit of a State Trust on the date shown on the cover page of Part Two of the Prospectus or on any subsequent date will vary from the amounts stated under "Essential Information" in Part Two in accordance with fluctuations in the prices of the underlying Municipal Bonds and the amount of accrued interest on the Units. The aggregate bid side evaluation of the Municipal Bonds shall be determined (a) on the basis of current bid prices of the Municipal Bonds, (b) if bid prices are not available for any particular Municipal Bonds, on the basis of current bid prices for comparable bonds, (c) by determining the value of the Municipal Bonds on the bid side of the market by appraisal, or (d) by any combination of the above. Except as described in "Insurance on the Portfolios" above, the Evaluator will not attribute any value to the insurance obtained by a State Trust. On the other hand, the value of insurance obtained by an issuer of Municipal Bonds is reflected and included in the market value of such Municipal Bonds.

     In any case, the Evaluator will consider the ability of an insurer to meet its commitments under the Trust's insurance policy (if any). For example, if a State Trust were to hold a municipality's Municipal Bonds which had significantly deteriorated in credit quality, the Evaluator would first consider in its evaluation the market price of the Municipal Bonds at their lower credit rating. The Evaluator would also attribute a value to the insurance feature of the Municipal Bonds which would be equal to the difference between the market value of such Municipal Bonds and the market value of bonds of a similar nature which were of investment grade rating. It is the position of the Sponsor that this is a fair method of valuing insured Municipal Bonds and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. For a description of the circumstances under which a full or partial suspension of the right of Unitholders to redeem their Units may occur, see "Redemption" below.

     The foregoing evaluations and computations shall be made as of the Evaluation Time stated under "Essential Information" in Part Two, on each business day effective for all sales made during the preceding 24-hour period.

     The interest on the Municipal Bonds in each State Trust, less the related estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential Information" in Part Two. The amount of net interest income which accrues per Unit may change as Municipal Bonds mature or are redeemed, exchanged or sold, or as the expenses of a State Trust change or as the number of outstanding Units of such State Trust changes.

     Payment for Units must be made on or before the third business day following the order for purchase (the "SETTLEMENT DATE"). A purchaser becomes the owner of Units on the settlement date. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. If a Unitholder desires to have certificates representing Units purchased, such certificates will be delivered as soon as possible following a written request therefor, or shortly thereafter. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.

     ACCRUED INTEREST -- KEMPER TAX-EXEMPT INSURED INCOME TRUST. In the case of series of Kemper Tax-Exempt Insured Income Trust and Multi-State Series, accrued interest consists of two elements as described in this section. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the State Trusts is actually paid either monthly or semi-annually to the State Trust. However, interest on the bonds in the State Trusts is accounted for daily on an accrual basis. Because of this, a State Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

     The Trustee advanced the amount of accrued interest as of the First Settlement Date (which is three business days following the Date of Deposit of the applicable State Trust) and the same was distributed to the Sponsor. Such advance was repaid to the Trustee through the first receipts of interest received on the Municipal Bonds. Consequently, the amount of accrued interest added to the Public Offering Price of Units included only accrued interest arising after the First Settlement Date of a State Trust, less any distributions from the Interest Account subsequent to this First Settlement Date. Since the First Settlement Date was the date of settlement for anyone who ordered Units on the Date of Deposit, no accrued interest was added to the Public Offering Price of Units ordered on the Date of Deposit.

     The second element of accrued interest arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in a State Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

     Accrued interest is computed as of the initial Record Date of the State Trusts. On the date of the first distribution of interest to Unitholders after the First Settlement Date, the interest collected by the Trustee will be sufficient to repay its advances, to allow for accrued interest under the monthly, quarterly and semi-annual plans of distribution and to generate enough cash to commence distributions to Unitholders. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a State Trust are sold or otherwise removed or if a State Trust is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in such State Trust.

     PURCHASED AND DAILY ACCRUED INTEREST. In the case of a State Trust in Series 1-18 of Kemper Defined Funds, accrued interest consists of two elements as described in this section. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the later of the last day on which interest thereon was paid or the date of original issuance of the bond. Interest on the coupon Bonds in a State Trust is paid semi-annually to the State Trust. A portion of the aggregate amount of such accrued interest on the Bonds in the Trust to the First Settlement Date (which is three business days following the Date of Deposit of the applicable State Trust) of the State Trust is referred to herein as "PURCHASED INTEREST." Included in the Public Offering Price of the State Trust Units is the Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may have advanced a portion of the accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. The second element of accrued interest arises because the estimated net interest on the Units in the State Trust is accounted for daily on an accrual basis (herein referred to as "DAILY ACCRUED INTEREST"). Because of this, the Units always have an amount of interest earned but not yet paid or reserved for payment. For this reason, the Public Offering Price of Units in any series of Kemper Defined Funds will include the proportionate share of Daily Accrued Interest to the date of settlement.

     If a Unitholder in Series 1-18 of Kemper Defined Funds sells or redeems all or a portion of his Units or if the bonds are sold or otherwise removed or if the State Trust is liquidated, he will receive at that time his proportionate share of the Purchased Interest and Daily Accrued Interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in the State Trust.

     ACCRUED INTEREST -- KEMPER DEFINED FUNDS AND EVEREN UNIT INVESTMENT TRUSTS. In the case of Kemper Defined Funds, Series 19 and subsequent series and all series of EVEREN Unit Investment Trusts, accrued interest is treated as described in this section. Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid. Interest on Securities generally is paid semi-annually (monthly in the case of Ginnie Maes, if any) although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

     In an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the Public Offering Price in the sale of Units to the public, the Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date.

     Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by the Trusts and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells or redeems all or a portion his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

     PUBLIC DISTRIBUTION OF UNITS. The Sponsor has qualified Units of each State Trust for sale in the State for which such State Trust is named. Units will be sold through the Underwriters, through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the Public Offering Price as set forth in the table below. Certain commercial banks may be making Units of the Trust available to their customers on an agency basis. Furthermore, as a result of certain legislative changes effective November 1999, banks are no longer prohibited from certain affiliations with securities firms. This new legislation grants banks new authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. A portion of the sales charge paid by their customers is retained by or remitted to the banks, in the amounts shown in the table below. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to State law.

                                        DOLLAR WEIGHTED AVERAGE
                                           YEARS TO MATURITY*
                           -----------------------------------------------------
                               4 TO 7.99        8 TO 14.99        15 OR MORE
                                            DISCOUNT PER UNIT
AMOUNT OF INVESTMENT                  (% OF PUBLIC OFFERING PRICE)
$1 to $99,999                    2.00%             3.00%            4.00%
$100,000 to $499,999             1.75              2.75             3.50
$500,000 to $999,999             1.50              2.50             3.00
$1,000,000 or more               1.25              2.25             2.50

----------
* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the concession or agency commission is 1.00% of the Public Offering Price.

     In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trust and other unit investment trusts underwritten by the Sponsor. The Sponsor reserves the right to change the levels of discounts at any time. The difference between the discount allowed to firms and the sales charge will be retained by the Sponsor. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

     PROFITS OF SPONSOR. The Sponsor will retain a portion of the sales charge on each Unit sold representing the difference between the Public Offering Price of the Units and the discounts allowed to firms selling such Units. The

Sponsor may realize additional profit or loss as a result of the possible change in the daily evaluation of the Municipal Bonds in the State Trusts, since the value of its inventory of Units may increase or decrease.

MARKET FOR UNITS

     While not obligated to do so, the Sponsor intends to, subject to change at any time, maintain a market for Units of the State Trusts offered hereby and to offer to purchase said Units at prices, as determined by the Evaluator, based on the aggregate bid prices of the underlying Municipal Bonds of such State Trusts, together with accrued interest to the expected date of settlement. Accordingly, Unitholders who wish to dispose of their Units should inquire of their broker or bank as to current market prices of the Units in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof prior to making a tender for redemption to the Trustee.

     The offering price of any Units resold by the Sponsor will be in accord with that described in the currently effective Prospectus describing such Units. Any profit or loss resulting from the resale of such Units will belong to the Sponsor. The Sponsor may suspend or discontinue purchase of Units of any State Trust if the supply of Units exceeds demand, or for other business reasons.

REDEMPTION

     A Unitholder who does not dispose of Units in the secondary market described above may cause their Units to be redeemed by the Trustee by making a written request to the Trustee, The Bank of New York, 101 Barclay Street, New York, New York 10286 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in a form satisfactory to the Trustee. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $500 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be acceptable to the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing the Units has been received by the purchaser.

     Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "REDEMPTION DATE"), by payment of cash equivalent to the Redemption Price for such State Trust, determined as set forth below under "Computation of Redemption Price," as of the Evaluation Time stated under "Essential Information" in Part Two, next following such tender, multiplied by the number of Units being redeemed. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Municipal Bonds in the State Trust's portfolio at the time of redemption. Any Units redeemed shall be cancelled and any undivided fractional interest in the State Trust will be extinguished.

     Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnishing the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances, the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

     Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of such State Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account for such State Trust. The Trustee is empowered to sell Municipal Bonds from the portfolio of a State Trust in order to make funds available for the redemption of Units of such State Trust. Such sale may be required when Municipal Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. To the extent Municipal Bonds are sold, the size and diversity of such State Trust will be reduced.

     The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase any Units tendered for redemption, in lieu of redeeming such Units, to sell such Units in over-the-counter market for the account of tendering Unitholders at prices which will return to such Unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Units. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Unitholders on the day they would otherwise be entitled to receive payment of the Redemption Price.

     The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted;
(2) for any period during which an emergency exists as a result of which disposal by the Trustee of Municipal Bonds is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Municipal Bonds in accordance with the Agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

     COMPUTATION OF REDEMPTION PRICE. The Redemption Price for Units of each State Trust is computed by the Evaluator as of the Evaluation Time stated under "Essential Information" on Part Two next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by:

               A. adding (1) the principal cash on hand held or owed by the State Trust; (2) the aggregate value of the Municipal Bonds held in the State Trust, as determined by the Evaluator on the basis of bid prices therefor; and (3) interest accrued and unpaid on the Municipal Bonds in the State Trust as of the date of computation; and

               B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of the State Trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account described under "Expenses of the Trust"; (2) amounts representing estimated accrued expenses of the State Trust including, but not limited to, unpaid fees and expenses of the Trustee (including legal and auditing fees and insurance costs), the Evaluator, the Sponsor and bond counsel, if any; (3) cash held for distribution to Unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the State Trust; and

               C. finally, dividing the results of such computation by the number of Units of the State Trust outstanding as of the date thereof.

UNITHOLDERS

     OWNERSHIP OF UNITS. Ownership of Units of any State Trust will not be evidenced by a certificate unless a Unitholder or the Unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee. Certificates, if issued, will be so noted on the confirmation statement sent to the Underwriter and broker. Non-receipt of such certificate(s) must be reported to the Trustee within one year; otherwise, a 2% surety bond fee will be required for replacement.

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     Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be acceptable to the Trustee.

     Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any multiple thereof subject to any minimum investment requirement established by the Sponsor from time to time. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the Trustee. The Trustee may require a Unitholder to pay a fee for each certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to not more than 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.

     DISTRIBUTIONS TO UNITHOLDERS. Interest Distributions: Interest received by each State Trust, including any portion of the proceeds (including insurance proceeds) from a disposition of Municipal Bonds which represents accrued interest, is credited by the Trustee to the Interest Account for such State Trust. All other receipts are credited by the Trustee to a separate Principal Account for the State Trust. The Trustee normally has no cash for distribution to Unitholders until it receives interest payments on the Bonds in the State Trust. Since municipal interest usually is paid semi-annually, during the initial months of the Trust, the Interest Account of each State Trust, consisting of accrued but uncollected interest and collected interest (cash), will be predominantly the uncollected accrued interest that is not available for distribution. On the dates set forth under "Essential Information" for each State Trust in Part Two, the Trustee will commence distributions, in part from funds advanced by the Trustee.

     Thereafter, assuming the State Trust retains its original size and composition, after deduction of the fees and expenses of the Trustee, the Sponsor and Evaluator and reimbursements (without interest) to the Trustee for any amount advanced to a State Trust, the Trustee will normally distribute on each Interest Distribution Date (the fifteenth of the month) or shortly thereafter to Unitholders of record of such State Trust on the preceding Record Date. Unitholders of the State Trusts will receive an amount substantially equal to one-twelfth, one-fourth or one-half (depending on the distribution option selected except in series of Kemper Defined Funds in which case only monthly distributions are available) of such Unitholders' PRO RATA share of the estimated net annual interest income to the Interest Account of such State Trust. However, interest earned at any point in time will be greater than the amount actually received by the Trustee and distributed to the Unitholders. Therefore, there will always remain an item of accrued interest that is added to the daily value of the Units. If Unitholders of a State Trust sell or redeem all or a portion of their Units, they will be paid their proportionate share of the accrued interest of such State Trust to, but not including, the fifth business day after the date of a sale or to the date of tender in the case of a redemption.

     In order to equalize distributions and keep the undistributed interest income of the Trusts at a low level, all Unitholders of record on the first Record Date in such State Trust received an interest distribution on the first Interest Distribution Date. Because the period of time between the first Interest Distribution Date and the regular distribution dates may not have been a full period, the first regular distributions may have been partial distributions.

     Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. Since interest on Municipal Bonds in the State Trusts is payable at varying intervals, usually in semi-annual installments, and distributions of income are made to Unitholders at different intervals from receipt of interest, the interest accruing to a State Trust may not be equal to the amount of money received and available for distribution from the Interest Account. Therefore, on each Distribution Date the amount of interest actually deposited in the Interest Account of a State Trust and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from variances, the Trustee is authorized by the Trust Agreements to advance such

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amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account for such State Trust.

     Unitholders of any series of Kemper Tax-Exempt Income Trust or Multi-State Series who desire to receive distributions on a quarterly or semi-annual basis may elect to do so, however, only monthly distributions are available for other Trusts. Record Dates for monthly distributions will be the first day of each month; Record Dates for quarterly distributions will be the first day of January, April, July and October; and Record Dates for semi-annual distributions will be the first day of January and July. The distribution option selected by a Unitholder of any series of Kemper Tax-Exempt Income Trust or Multi-State Series will remain in effect until changed by written notice to the Trustee.

     Unitholders of any series of Kemper Tax-Exempt Insured Income Trust or Multi-State Series purchasing Units of the State Trusts in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders of such Trusts desiring to change their distribution option may do so by sending written notice to the Trustee, together with their certificate (if one was issued). Certificates should only be sent by registered or certified mail to minimize the possibility of loss. If written notice and any certificate are received by the Trustee not later than January 1 or July 1 of a year, the change will become effective for distributions commencing with February 15 or August 15, respectively, of that year. If notice is not received by the Trustee, the Unitholder will be deemed to have elected to continue with the same option.

     PRINCIPAL DISTRIBUTIONS. The Trustee will distribute on each semi-annual Distribution Date (or, in the case of certain Trusts, on each Distribution Date) or shortly thereafter, to each Unitholder of record of the State Trust of the preceding Record Date, an amount substantially equal to such Unitholder's PRO RATA share of the cash balance, if any, in the Principal Account of such State Trust computed as of the close of business on the preceding Record Date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per Unit (or $.001 per Unit for certain Series). Except for Series of certain Trusts, if such balance is between $5.00 and $10.00 per Unit, distributions will be made on each quarterly Distribution Date; and if such balance exceeds $10.00 per Unit, such amounts will be distributed on the next monthly Distribution Date.

     STATEMENTS TO UNITHOLDERS. With each distribution, the Trustee will furnish each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.

     The accounts of each State Trust are required to be audited annually by independent registered public accounting firms designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders of such State Trust. The accounting firms' report will be furnished by the Trustee to any Unitholder of such State Trust upon written request.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unitholder of a State Trust a statement covering the calendar year, setting forth:

               A.   As to the Interest Account:

                      1. The amount of interest received on the Municipal Bonds in such State Trust, and the percentage of such amount by states and territories in which the issuers of such Municipal Bonds are located;

                      2. The amount paid from the Interest Account of such State Trust representing accrued interest of any Units redeemed;

                      3. The deductions from the Interest Account of such State Trust for applicable taxes, if any, fees and expenses (including insurance costs and auditing fees) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any;

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                      4.  Any amounts credited by the Trustee to a Reserve
              Account for such State Trust described under "Expenses of the Trust"; and

                      5. The net amount remaining after such payments and deductions, expressed both as a total dollar amount and a dollar amount per Unit outstanding on the last business day of such calendar year;

               B.   As to the Principal Account:

                      1. The dates of the maturity, liquidation or redemption of any of the Municipal Bonds in such State Trust and the net proceeds received therefrom excluding any portion credited to the Interest Account;

                      2. The amount paid from the Principal Account of such Series representing the principal of any Units redeemed;

                      3. The deductions from the Principal Account of such Series for payment of applicable taxes, if any, fees and expenses (including insurance costs and auditing expenses) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any;

                      4. Any amounts credited by the Trustee to a Reserve Account for such Series described under "Expenses of the Trust"; and

                      5. The net amount remaining after distributions of principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year; and

               C.   The following information:

                      1. A list of the Municipal Bonds in such State Trust as of the last business day of such calendar year;

                      2. The number of Units of such State Trust outstanding on the last business day of such calendar year;

                      3. The Redemption Price of such State Trust based on the last Trust Fund Evaluation made during such calendar year; and

                      4. The amount actually distributed during such calendar year from the Interest and Principal Accounts of such State Trust separately stated, expressed both as total dollar amounts and as dollar amounts per Unit of such State Trust outstanding on the Record Date for each such distribution.

     RIGHTS OF UNITHOLDERS. A Unitholder may at any time tender Units to the Trustee for redemption. No Unitholder of a State Trust shall have the right to control the operation and management of the Trust or such State Trust in any manner, except to vote with respect to amendment of the Agreement or termination of the Trust or such State Trust. The death or incapacity of any Unitholder will not operate to terminate the Trust or any State Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of the Trust or any State Trust.

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INVESTMENT SUPERVISION

     The Sponsor may not alter the portfolio of the State Trusts by the purchase, sale or substitution of Municipal Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Municipal Bonds in accordance with their terms, and/or the sale of Municipal Bonds to meet redemption requests, the assets of the State Trusts will remain unchanged under normal circumstances.

     The Sponsor may direct the Trustee to dispose of Municipal Bonds the value of which has been affected by certain adverse events, including institution of certain legal proceedings, a decline in their price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor, the retention of such Municipal Bonds in a State Trust would be detrimental to the interest of its Unitholders. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account of such Trust Fund for distribution to its Unitholders.

     The Trustee is permitted to utilize the option to obtain Permanent Insurance only in circumstances where the value added to the Municipal Bonds exceeds the costs of acquiring such Permanent Insurance. Unless such Permanent Insurance may be obtained at an acceptable price, the Sponsor will not direct the Trustee to dispose of Municipal Bonds which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that the Trust may realize the benefits of the insurance on the portfolio.

     The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of the Municipal Bonds to issue new obligations in exchange or substitution for any of such Municipal Bonds pursuant to a refunding financing plan except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bonds or (2) in the written opinion of the Sponsor, the issuer will probably default with respect to such Bonds in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor.

     The Trustee may sell Municipal Bonds, designated by the Sponsor, from a State Trust for the purpose of redeeming Units of such State Trust tendered for redemption and the payment of expenses. To the extent that Municipal Bonds are sold which are current in payment of principal and interest by one of the Insured Trust Funds in order to meet redemption requests and defaulted Municipal Bonds are retained in the portfolio of an Insured Trust Fund in order to preserve the related insurance protection applicable to said Municipal Bonds, the overall quality of the Municipal Bonds remaining in such Insured Trust Fund's portfolio will tend to diminish. Because of such restrictions on the Trustee, under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units. See "Redemption."

SPONSOR

     THE SPONSOR. Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. Claymore Securities, Inc. was created as Ranson & Associates, Inc. in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York, the Trustee. In November 2001, the Sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore Securities, Inc. has been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Claymore Securities, Inc. which is a member of the National Association of Securities Dealers, Inc., is the sponsor to each of the above-named unit investment trusts. The Sponsor's offices are located at 2455 Corporate West Drive, Lisle, Illinois 60532 and at 101 West Elm Street, Conshohocken, Pennsylvania 19428.

     If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the SEC, or (b) terminate the Trust Agreement and liquidate any trust as provided therein, or (c) continue to act as Trustee without terminating the Trust Agreement.

     The foregoing information with regard to the Sponsor relates to the Sponsor only and not to the Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Trust. More comprehensive financial information can be obtained upon request from the Sponsor.

     LIMITATIONS ON LIABILITY. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties.

     RESPONSIBILITY. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unitholder and for the payment of expenses for which funds are not available, such of the Bonds in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary.

     It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsor the issuer will probably default in respect to such Securities in the foreseeable future.

     Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in the Trust Agreement or in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

     The Sponsor may direct the Trustee to dispose of Bonds in certain limited circumstances, including upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Bonds in the Trust would be detrimental to the interest of the Unitholders. The proceeds from any such sales will be credited to the Principal Account for distribution to the Unitholders.

     RESIGNATION. If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor, terminate the Trust Agreement and liquidate the Trusts or continue to act as Trustee.

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

TRUSTEE

     THE TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, 20th Fl., New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

     The Trustee, whose duties are ministerial in nature, has not selected the portfolio of the Trust. However, the Bonds included in the portfolio on the Initial Date of Deposit may be purchased by the Sponsor from BNY Capital Markets, Inc. ("BNY"), which is a wholly-owned subsidiary of Bank of New York Company, Inc. ("BONY COMPANY"). The Trustee is also a wholly-owned subsidiary of BONY Company. Subsequent to the Initial Date of Deposit, the Trustee may purchase Bonds from BNY in order to create additional Units.

     In accordance with the Trust Agreement, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreement on file in its or available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the securities held in each Trust. Pursuant to the Trust Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising the Trust.

     LIMITATIONS ON LIABILITY. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on PRIMA FACIE properly executed documents except, generally, in cases of its willful misconduct, lack of good faith or gross negligence. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

     RESPONSIBILITY. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders," "Sponsor-Responsibility" and "Sponsor-Resignation."

     RESIGNATION. Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of a Trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor.

     The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee, with or without cause, and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The Trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                                       57
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EVALUATOR

     THE EVALUATOR. Claymore Securities, Inc. will serve as the evaluator of the Bonds in the Trust (the "EVALUATOR"), and as such will appraise the Bonds or cause the Bonds to be appraised.

     LIMITATIONS ON LIABILITY. The Trustee and the Sponsor may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; PROVIDED, HOWEVER, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unitholders for errors in judgment. However, this provision shall not protect the Evaluator in cases of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     RESPONSIBILITY. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering of Units--Public Offering Price."

     RESIGNATION. The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION

     The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the holders of Units representing 66-1/3% of the Units then outstanding of a Trust Fund, PROVIDED that no such amendment or waiver will reduce the interest of any Unitholder thereof without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders of the related Trust. Except in accordance with the provisions of the Trust Agreement, in no event shall the Trust Agreement be amended to increase the number of Units of the Trust issuable thereunder or to permit the acquisition of any Bonds in addition to or in substitution for those initially deposited in a Trust Fund (other than as provided in the Trust Agreement). The Trustee shall promptly notify Unitholders of the substance of any such amendment.

     The Trust Agreement provides that a Trust Fund shall terminate upon the maturity, redemption or other disposition of the last of the Bonds held in such Trust Fund, but in no event later than the Mandatory Termination Date set forth under "Essential Information" in Part Two of this Prospectus. If the value of a Trust Fund shall be less than the applicable minimum value stated under "Essential Information" in Part Two of this Prospectus (40% of the aggregate principal amount of Bonds deposited in such Trust), the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate such Trust Fund. A Trust Fund may be terminated at any time by the holders of Units representing 66-2/3% of the Units thereof then outstanding. In the event of termination of a Trust Fund, written notice thereof will be sent by the Trustee to all Unitholders of such Trust Fund. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in such Trust Fund and, after paying all expenses and charges incurred by such Trust Fund, will distribute to Unitholders thereof (upon surrender for cancellation of certificates for Units, if issued) their PRO RATA share of the balances remaining in the Interest and Principal Accounts of such Trust Fund.

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EXPENSES OF THE TRUST

     Except with respect to those series indicated in the next sentence, the Sponsor will not charge the Trust an advisory fee and will receive no management fee from the Trust for services performed as Sponsor. The Sponsor will charge Kemper Tax-Exempt Income Trust, Multi-State Series 45 and subsequent series an annual surveillance fee for services performed for such Trust Funds in an amount not to exceed the amount shown under "Essential Information" in Part Two, but in no event will such compensation when combined with all compensation received from other unit investment trusts for which the Sponsor acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of such State Trust Fund outstanding as of the January Record Date for any annual period.

     The Trustee receives for its services a fee calculated on the basis of the annual rate set forth under "Essential Information" in Part Two per $1,000 principal amount of Municipal Bonds in each State Trust, based on the largest aggregate principal amount of Municipal Bonds in the State Trust at any time during the monthly, quarterly or semi-annual period, as appropriate. In no event shall the Trustee receive less than $2000 annual compensation in any single year for any Trust. The Trustee also receives indirect benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created pursuant to the Agreement; however, the Trustee is also authorized by the Agreement to make from time to time certain non-interest bearing advances to the State Trusts. See "Unitholders--Distributions to Unitholders."

     For evaluation of Municipal Bonds in the State Trusts, the Evaluator receives a fee, calculated on an annual rate as set forth under "Essential Information" in Part Two, based upon the largest aggregate principal amount of Municipal Bonds in such State Trust at any time during such monthly period.

     The Trustee's, Sponsor's (if any) and Evaluator's fees for the State Trusts are payable monthly on or before each Distribution Date by deductions from the Interest Accounts thereof to the extent funds are available and then from the Principal Accounts. Such fees may be increased without approval of the Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor.

     The following additional charges are or may be incurred by a State Trust:
(a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses and insurance costs, but not including any fees and expenses charged by any agent for custody and safeguarding of Municipal Bonds) and of bond counsel, if any; (c) various governmental charges;
(d) expenses and costs of any action taken by the Trustee to protect the Trust or such State Trust, or the rights and interest of the Unitholders; (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of the Trust or such State Trust without negligence, bad faith or willful misconduct on its part; (f) indemnification of the Sponsor for any loss, liability or expense incurred in acting as Sponsor of the State Trust without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Unitholders upon termination of the State Trust. To the extent lawful, the Trust shall bear the expenses associated with updating the Trust's registration statement and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor. All direct distribution expenses of a State Trust (including the cost of maintaining the secondary market for such a trust), such as printing and distributing prospectuses and preparing, printing, and distributing any advertisements or sales literature will be paid at no cost to the State Trust. Any payments received by the Sponsor reimbursing it for payments made to update the State Trust's registration statement will not exceed the costs incurred by the Sponsor. The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell securities in order to make funds available to pay all expenses. The fees and expenses set forth herein are payable out of the appropriate State Trust and, when owed to the Trustee, are secured by a lien on such State Trust.

     Fees and expenses of a State Trust shall be deducted from the Interest Account thereof, or, to the extent funds are not available in such Account, from the Principal Account. The Trustee may withdraw from the Principal

Account or the Interest Account of any State Trust such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of the State Trust. Amounts so withdrawn shall be credited to a separate account maintained for the State Trust known as the Reserve Account and shall not be considered a part of the State Trust when determining the value of the Units until such time as the Trustee shall return all or any part of such amounts to the appropriate account.

LEGAL OPINIONS

     The legality of the Units offered hereby and certain matters relating to federal tax law were originally passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements through fiscal year 2002 appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trusts to which such statements relate, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report appearing in Part Two and are included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting. The financial statements from fiscal year 2003 and onward appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trusts to which such statements relate, have been audited by Grant Thornton LLP, an independent registered public accounting firm, as set forth in their report appearing in Part Two and are included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting.

DESCRIPTION OF BOND RATINGS

     STANDARD & POOR'S RATING. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings are based, in varying degrees, on the following considerations:

     - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     -    Nature of and provisions of the obligation;

     - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     Plus (+) or minus (-) -- The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

     N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     * MOODY'S INVESTORS SERVICE RATING. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking ranks in the lower end of its generic rating category.

     **FITCH RATINGS. A brief description of the applicable Fitch Ratings' symbols and their meanings is as follows:

     AAA -- Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA -- Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A -- High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB -- Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category or to categories below 'CCC'.

                          EVEREN UNIT INVESTMENT TRUSTS

                               INSURED CALIFORNIA

                                    SERIES 23


                                    PART TWO

                             DATED NOVEMBER 5, 2004


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOTE: Part Two of this Prospectus May Not Be Distributed Unless Accompanied by Part One.

                          EVEREN UNIT INVESTMENT TRUSTS
                               INSURED CALIFORNIA
                                    SERIES 23
                              ESSENTIAL INFORMATION
                              AS OF APRIL 30, 2004
                SPONSOR AND EVALUATOR: CLAYMORE SECURITIES, INC.
                        TRUSTEE: THE BANK OF NEW YORK CO.

GENERAL INFORMATION
Principal Amount of Municipal Bonds                                                    $1,150,000
Number of Units                                                                           129,456
Fractional Undivided Interest in the Trust per Unit                                     1/129,456
Principal Amount of Municipal Bonds per Unit                                               $8.883
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio                              $1,208,747
  Aggregate Bid Price of Municipal Bonds per Unit                                          $9.337
  Cash per Unit (1)                                                                        $1.182
  Pricing accrued interest to date of settlement                                            $.005
  Sales Charge of 0.000% (0.00% of Public Offering Price)                                      $-
  Public Offering Price per Unit (inclusive of accrued interest) (2)                      $10.524
Redemption Price per Unit (inclusive of accrued interest)                                 $10.524
Excess of Public Offering Price per Unit Over Redemption Price per Unit                        $-
Minimum Value of the Trust under which Trust Agreement may be terminated                 $505,000

Date of Trust                                                                        May 15, 1996
Mandatory Termination Date                                                      December 31, 2027

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.

1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

2. Units are offered at the Public Offering Price which includes interest to the date of settlement (three business days after purchase).

SPECIAL INFORMATION BASED ON DISTRIBUTIONS

Calculation of Estimated Net Annual Interest Income per Unit:
 Estimated Annual Interest Income                                                                $.508281
 Less: Estimated Annual Expense                                                                   .022562
                                                                                                ---------
 Estimated Net Annual Interest Income                                                            $.485719
                                                                                                =========
Calculation of Interest Distribution per Unit:
 Estimated Net Annual Interest Income                                                            $.485719
 Divided by 12                                                                                   $.040477
Estimated Daily Rate of Net Interest Accrual per Unit                                            $.001349
Estimated Current Return Based on Public Offering Price (exclusive of accrued interest)(3)          4.62%
Estimated Long-Term Return(3)                                                                       2.70%

Trustee's Annual Fees per $1,000 Principal Amount                                               $1.270000
Evaluation Fees per $1,000 Principal Amount                                                      $.340000
Trustee's Miscellaneous Expenses per Unit                                                        $.007505
Surveillance Fees per 100 Units                                                                  $.230000

Record and Computation Dates: First day of the month.

Distribution Dates: Fifteenth day of the month.

3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part One of this prospectus.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Unitholders
EVEREN Unit Investment Trusts
Insured California
Series 23

We have audited the accompanying statement of assets and liabilities of EVEREN Unit Investment Trusts Insured California Series 23, including the schedule of investments, as of April 30, 2004, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2004, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EVEREN Unit Investment Trusts Insured California Series 23 at April 30, 2004, and the results of its operations and changes in its net assets for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.


                                                     /s/ Grant Thornton LLP


Chicago, Illinois
September 30, 2004

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Unitholders
EVEREN Unit Investment Trusts
Insured California
Series 23

We have audited the accompanying statements of operations and changes in net assets of EVEREN Unit Investment Trusts Insured California Series 23, for the year ended April 30, 2002. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above of present fairly, in all material respects, the results of operations and changes in net assets of EVEREN Unit Investment Trusts Insured California Series 23 for the year ending April 30, 2002, in conformity with U.S. generally accepted accounting principles.


                                                    /s/ Ernst & Young LLP


Kansas City, Missouri
September 16, 2003

                          EVEREN UNIT INVESTMENT TRUSTS

                               INSURED CALIFORNIA

                                    SERIES 23

                       STATEMENT OF ASSETS AND LIABILITIES

                                 APRIL 30, 2004

ASSETS
Municipal Bonds, at value (cost $1,118,242)                                      $1,208,747
Interest receivable                                                                  17,422
Cash                                                                                141,824
                                                                                -----------
Total assets                                                                      1,367,993


LIABILITIES AND NET ASSETS
Accrued liabilities                                                                   2,428
Net assets, applicable to 129,456 Units outstanding:
 Cost of Trust assets, exclusive of interest                      $1,118,242
 Unrealized appreciation                                              90,505
 Distributable funds                                                 156,818
                                                                  ----------    -----------
Net assets                                                                       $1,365,565
                                                                                ===========

See accompanying notes to financial statements.

                          EVEREN UNIT INVESTMENT TRUSTS

                               INSURED CALIFORNIA

                                    SERIES 23

                            STATEMENTS OF OPERATIONS

                                                                        YEAR ENDED APRIL 30
                                                                     2004          2003         2002
                                                                 --------      --------     --------
Investment income - interest                                      $79,316       $80,505      $84,541
Expenses:
 Trustee's fees and related expenses                                3,196         3,407        3,531
 Evaluator's and portfolio surveillance fees                          767           768          726
                                                                 --------      --------     --------
Total expenses                                                      3,963         4,175        4,257
                                                                 --------      --------     --------
Net investment income                                              75,353        76,330       80,284

Realized and unrealized gain (loss) on investments:
 Realized gain on investments                                      23,804             -        4,377
 Unrealized appreciation (depreciation) during the year           (61,166)       33,581       15,687
                                                                 --------      --------     --------
Net gain (loss) on investments                                    (37,362)       33,581       20,064
                                                                 --------      --------     --------
Net increase in net assets resulting from operations              $37,991      $109,911     $100,348
                                                                 ========      ========     ========

See accompanying notes to financial statements.

                          EVEREN UNIT INVESTMENT TRUSTS

                               INSURED CALIFORNIA

                                    SERIES 23

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED APRIL 30
                                                                     2004          2003         2002
                                                               ----------    ----------   ----------
Operations:
 Net investment income                                            $75,353       $76,330      $80,284
 Realized gain on investments                                      23,804             -        4,377
 Unrealized appreciation (depreciation) on investments            (61,166)       33,581       15,687
                                                               ----------    ----------   ----------
Net increase in net assets resulting from operations               37,991       109,911      100,348

Distributions to Unitholders:
 Net investment income                                            (73,642)      (76,276)     (79,188)

Capital transactions:
  Redemption of Units                                            (103,996)      (13,929)     (72,948)
                                                               ----------    ----------   ----------
Total increase (decrease) in net assets                          (139,647)       19,706      (51,788)

Net assets:
 At the beginning of the year                                   1,505,212     1,485,506    1,537,294
                                                               ----------    ----------   ----------
 At the end of the year (including distributable funds
  applicable to Trust Units of $156,818, $(12,070) and
  $3,439 at April 30, 2004, 2003 and 2002, respectively)       $1,365,565    $1,505,212   $1,485,506
                                                               ==========    ==========   ==========
Trust Units outstanding at the end of the year                    129,456       139,166      140,470
                                                               ==========    ==========   ==========
Net asset value per Unit at the end of the year                   $10.548       $10.816      $10.575
                                                               ==========    ==========   ==========

See accompanying notes to financial statements.

                          EVEREN UNIT INVESTMENT TRUSTS

                               INSURED CALIFORNIA

                                    SERIES 23

                             SCHEDULE OF INVESTMENTS

                                 APRIL 30, 2004

                                                         COUPON     MATURITY  REDEMPTION                  PRINCIPAL
NAME OF ISSUER AND TITLE OF BOND(4)(6)                   RATE           DATE  PROVISIONS(2)    RATING(1)  AMOUNT          VALUE(3)
------------------------------------------               ------   ----------  ---------------  ---------  -----------  -----------
Fresno Unified School District (Fresno County,            5.875%   8/01/2015  2004 @ 102       AAA           $155,000     $159,191
California), General Obligation Bonds, Election                               2006 @ 100
1995, Series B. Insured by FSA.

#Fresno Unified School District (Fresno County,           5.875    8/01/2015  2004 @ 102       AAA             65,000       67,074
California), General Obligation Bonds, Election                               2004 @ 100
1995, Series B. Insured by FSA.

City of LaVerne, Certificates of Participation            6.000   11/01/2018  2006 @ 102       AAA            165,000      182,208
(1996 Capital Improvement Refinancing Project).                               2008 @ 100
Insured by MBIA.

Manhattan Beach, California, Unified School               0.000    9/01/2020                   AAA             25,000       10,732
District Capital Appreciation, Series A. Insured
by FGIC. (5)

City of Loma Linda, California, Hospital Revenue          5.375   12/01/2022  2004 @ 102       AAA            140,000      143,020
Refunding Bonds (Loma Linda University Medical                                2005 @ 100
Center Project), Series 1993 C. Insured by MBIA.

California Health Facilities Financing                    6.000    7/01/2025  2006 @ 102       AAA            210,000      225,700
Authority, Insured Health Facility Refunding                                  2008 @ 100
Revenue Bonds (Catholic Healthcare West), 1996
Series A. Insured by MBIA.

South Tahoe Joint Powers Financing Authority              5.750   10/01/2025  2005 @ 102       AAA            220,000      233,394
Refunding Lease Revenue Bonds, 1995 Series A.                                 2007 @ 100
Insured by CAPMAC.

California Educational Facilities Authority,              6.000   10/01/2026  2006 @ 102       AAA            170,000      187,428
Revenue Bonds (University of San Francisco),                                  2008 @ 100
Series 1996. Insured by MBIA.
                                                                                                          -----------  -----------
                                                                                                           $1,150,000   $1,208,747
                                                                                                          ===========  ===========

See accompanying notes to Schedule of Investments.

                          EVEREN UNIT INVESTMENT TRUSTS

                               INSURED CALIFORNIA

                                    SERIES 23

                        NOTES TO SCHEDULE OF INVESTMENTS


1. All ratings are by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's"), unless marked with the symbol "*", in which case the rating is by Moody's Investors Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on the Bonds in the Trust was obtained by the issuers of such Bonds.

5. This Bond has been purchased at a discount from the par value because there is no stated interest income thereon. Such Bond is normally described as a "zero coupon" Bond. Over the life of the Bond the value increases, so that upon maturity, the holders of the Bond will receive 100% of the principal amount thereof.

6. The security preceded by (#) is of the same issue as another Bond in the Trust.

See accompanying notes to financial statements.

                          EVEREN UNIT INVESTMENT TRUSTS

                               INSURED CALIFORNIA

                                    SERIES 23

                          NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

TRUST SPONSOR AND EVALUATOR

On October 29, 2001, Ranson & Associates, Inc., the Trust's sponsor and evaluator, was acquired by Claymore Group LLC, and has changed its name to Claymore Securities, Inc.

VALUATION OF MUNICIPAL BONDS

Municipal Bonds (Bonds) are stated at bid prices as determined by Claymore Securities, Inc., the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, (d) insurance, or (e) any combination of the above (See Note 5 - Insurance).

COST OF MUNICIPAL BONDS

Cost of the Trust's Bonds was based on the offering prices of the Bonds on May 15, 1996 (Date of Deposit). Realized gain (loss) from Bond transactions is reported on an identified cost basis.

INVESTMENT INCOME

Interest income consists of amortization of premiums, accretion of discounts and interest accrued as earned on the fixed rate obligations (See Note 2 - Change in Accounting Principle).

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. CHANGE IN ACCOUNTING PRINCIPLE

As required, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and is amortizing premiums or accreting discounts on debt securities.

3. UNREALIZED APPRECIATION AND DEPRECIATION

Following is an analysis of net unrealized appreciation at April 30, 2004:

    Gross unrealized appreciation                                      $90,505
    Gross unrealized depreciation                                            -
                                                                    ----------
    Net unrealized appreciation                                        $90,505
                                                                    ==========

4.  FEDERAL INCOME TAXES

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

5.  OTHER INFORMATION

COST TO INVESTORS

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 5.500% of the Public Offering Price (equivalent to 5.820% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, and daily accrued interest on the date of an investor's purchase, plus a sales charge of 0.00% of the Public Offering Price (equivalent to 0.000% of the net amount invested).

INSURANCE

Insurance guaranteeing the payment of all principal and interest on the Bonds in the portfolio has been obtained from independent companies by the respective issuers of such Bonds. Insurance obtained by a Bond issuer is effective as long as such Bonds are outstanding. As a result of such insurance, the Units of the Trust have received a rating of "AAA" by Standard & Poor's. No representation is made as to any insurer's ability to meet its commitments.

DISTRIBUTIONS

Distributions of net investment income to Unitholders are declared and paid monthly. Income distributions, on a record date basis, are as follows:

                      YEAR ENDED             YEAR ENDED               YEAR ENDED
DISTRIBUTION        APRIL 30, 2004         APRIL 30, 2003           APRIL 30, 2002
    PLAN         PER UNIT       TOTAL   PER UNIT        TOTAL   PER UNIT         TOTAL
------------     --------    --------   --------     --------   --------      --------
Monthly             $.550     $73,344      $.546      $76,219      $.547       $78,969

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:

                                                         YEAR ENDED APRIL 30
                                                   2004             2003             2002
                                              ---------       ----------       ----------
Principal portion                              $103,996          $13,929          $72,948
Net interest accrued                                298               57              219
                                              ---------       ----------       ----------
                                               $104,294          $13,986          $73,167
                                              =========       ==========       ==========
Units                                             9,710            1,304            6,921
                                              =========       ==========       ==========

6.  FINANCIAL HIGHLIGHTS

                                                YEAR ENDED
                                              APRIL 30, 2004
                                                   (a)
PER UNIT OPERATING PERFORMANCE:
  Net asset value, beginning of period          $   10.816
                                                ----------

  Income from investment operations:
  Net investment income                         $    0.566
  Net realized and unrealized gain (loss)
   on investment transactions                   $  (0.281)
                                                ----------

  Total from investment operations              $    0.285

  Distributions to Unitholders:
  Net investment income                         $  (0.553)
                                                ----------

  Total distributions                           $  (0.553)
                                                ----------

  Net asset value, end of period                $   10.548
                                                ----------

TOTAL RETURN (b):                                   -8.83%

AVERAGE NET ASSETS AS A PERCENTAGE OF:
  Expenses                                           0.28%
  Net investment income                              5.36%

(a) As required, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and is amortizing premiums or accreting discounts on debt securities.

(b) Total return is based on average redemption prices per unit.

                      Contents of Post-Effective Amendment
                            To Registration Statement

A.   Bonding Arrangements of Depositor:

     The Depositor has obtained the following Securities Dealer Blanket Bond for its officers, directors and employees:


INSURER/POLICY NO.                                   AMOUNT
National Union Fire Insurance
Company of Pittsburgh,                               $ 250,000
Pennsylvania
959-9000

B. This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

                      The Consent of Independent Registered
                             Public Accounting Firm

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, The Registrant, Everen Unit Investment Trusts, Series 48, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lisle, and State of Illinois, on the 8th day of November, 2004.

                                         Everen Unit Investment Trusts,
                                             Series 48
                                             Registrant

                                         By: Claymore Securities, Inc.
                                             Depositor

                                         By: /s/ Nicholas Dalmaso
                                             Senior Managing Director and
                                             General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on November 8, 2004 by the following persons, who constitute a majority of the Board of Directors of Claymore Securities, Inc.


SIGNATURE                      TITLE**                 DATE
David Hooten*                  Chief Executive       ) /s/ Nicholas Dalmaso
                               Officer and           ) --------------------
                               Chairman of the       )     Nicholas Dalmaso
                               Board of Directors    )    Attorney-in-Fact*

                                                        November 8, 2004

/s/ Nicholas Dalmaso           Senior Managing
--------------------           Director, General        November 8, 2004
    Nicholas Dalmaso           Counsel and
                               Director

/s/ Charles G. Millington      Chief Financial          November 8, 2004
-------------------------      Officer, Treasurer
Charles G. Millington          and Director

----------
* An executed copy of the related power of attorney was filed as Exhibit 6.0 to Registration Statement No. 333-98345 on August 22, 2002.

** The titles of the persons named herein represent their capacity in and relationship to Claymore Securities, Inc., the Depositor.

                             Claymore Code of Ethics

     Incorporated herein by reference to Exhibit 2.1 to Amendment No. 1 to the Registration Statement on Form S-6 for Claymore Securities Defined Portfolios, Series 171 (File No. 333-112575) filed on February 19, 2004.

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our report dated September 30, 2004, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of EVEREN Unit Investment Trusts Insured National Series 19 dated November 5, 2004.


                                                    /s/ Grant Thornton LLP


Chicago, Illinois
November 5, 2004

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our report dated September 16, 2003, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of EVEREN Unit Investment Trusts Insured National Series 19 dated November 5, 2004.


                                                    /s/ Ernst & Young LLP


Kansas City, Missouri
November 5, 2004

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our report dated September 30, 2004, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of EVEREN Unit Investment Trusts Insured California Series 23 dated November 5, 2004.


                                                   /s/ Grant Thornton LLP


Chicago, Illinois
November 5, 2004

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our report dated September 16, 2003, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of EVEREN Unit Investment Trusts Insured California Series 23 dated November 5, 2004.


                                                   /s/ Ernst & Young LLP


Kansas City, Missouri
November 5, 2004